UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

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Vicor Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 1, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation (the “Corporation”). The Annual Meeting will be held at the following date, time, and location:

DATE:	Friday, June 16, 2017
TIME:	9:00 a.m.
PLACE:	Offices of Foley & Lardner LLP 111 Huntington Avenue Boston, Massachusetts 02199

The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the Annual Meeting and contain a discussion of the matters to be voted upon at the Annual Meeting. At the Annual Meeting, the Corporation’s management also will report on the operations of the Corporation and be available to respond to appropriate questions from stockholders.

We hope you will be able to attend the Annual Meeting, but in any event we would appreciate your completing, dating, signing, and returning your Proxy Card(s) as promptly as possible. If you attend the Annual Meeting and wish to vote your shares in person, you may revoke your proxy at that time.

Sincerely yours,

PATRIZIO VINCIARELLI Chairman of the Board, President and Chief Executive Officer

VICOR CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, JUNE 16, 2017

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation, a Delaware corporation (the “Corporation”), will be held on Friday, June 16, 2017, at 9:00 a.m., local time, at the offices of Foley & Lardner LLP, 111 Huntington Avenue, Boston, Massachusetts 02199, for the following purposes:

1.   To fix the number of Directors at nine and to elect the nine nominees named in the attached proxy statement as Directors to hold office until the 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

2.   To hold an advisory vote on compensation of the Corporation’s named executive officers.

3.   To hold an advisory vote on the frequency of stockholder votes on executive compensation.

4.   To approve the amendment and restatement of the Vicor Corporation Amended and Restated 2000 Stock Option and Incentive Plan to increase the number of shares of common stock available for issuance thereunder from 4,000,000 to 10,000,000 shares.

5.   To approve the VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan.

6.   To approve the Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan.

7.   To approve the Vicor Corporation 2017 Employee Stock Purchase Plan.

8.   To consider and act upon any other matters that may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on April 28, 2017, as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on April 28, 2017 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

You are requested to authorize a proxy to vote your shares by completing, dating, and signing the enclosed Proxy Card(s), which is being solicited by the Board of Directors, and by mailing it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivering a written revocation to the Corporation’s Secretary stating that the proxy is revoked or by delivery of a properly executed, later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person by notifying our Corporate Secretary, even if they have previously delivered a signed Proxy Card.

By Order of the Board of Directors

James A. Simms Corporate Secretary

Andover, Massachusetts

May 1, 2017

Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the enclosed Proxy Card(s) in the enclosed postage-prepaid envelope as soon as possible. If you attend the Annual Meeting, you may vote your shares in person if you wish, even if you have previously returned your Proxy Card.

VICOR CORPORATION

25 FRONTAGE ROAD

ANDOVER, MASSACHUSETTS 01810

TELEPHONE (978) 470-2900

PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, JUNE 16, 2017

May 1, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” and each member thereof being a “Director”) of Vicor Corporation (the “Corporation”) from owners of the outstanding shares of capital stock of the Corporation (the “Stockholders”, or as an individual, a “Stockholder”) for use at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation to be held on Friday, June 16, 2017, at 9:00 a.m., local time, at the offices of Foley & Lardner LLP, 111 Huntington Avenue, Boston, Massachusetts 02199, and at any adjournments or postponements thereof. At the Annual Meeting, Stockholders will be asked to consider and vote on the proposals set forth in this Proxy Statement and to consider and act on any matters that may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.

In this Proxy Statement, we refer to Vicor Corporation as “Vicor,” “the Corporation,” “we,” “us,” or “our.” In addition, the term “Proxy Solicitation Materials” includes this Proxy Statement, the Notice of Annual Meeting, and the Proxy Cards.

The Proxy Solicitation Materials are first being sent to Stockholders of record on or about May 8, 2017. The Board has fixed the close of business on April 28, 2017 as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”). Only Stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting.

As of March 31, 2017, there were 27,346,172 shares of Common Stock and 11,758,218 shares of Class B Common Stock of the Corporation outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote per share (for an aggregate of 27,346,172 votes), and each share of Class B Common Stock entitles the holder thereof to 10 votes per share (for an aggregate of 117,582,180 votes). Shares of Common Stock and Class B Common Stock will vote together as a single class, reflecting their respective voting entitlement, on each proposal at the Annual Meeting.

Stockholders are requested to complete, date, sign, and return the accompanying Proxy Card(s) in the enclosed postage-prepaid envelope. Shares represented by a properly executed Proxy Card received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the Proxy Card. If a properly executed Proxy Card is submitted and no instructions are given, the shares so represented will be voted FOR each of the Director nominees, FOR an advisory vote on executive compensation every three years and FOR each of the other proposals set forth in this Proxy Statement. We do not anticipate any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are properly presented, proxies will be voted in accordance with the discretion of the proxy holders.

A Stockholder of record may revoke a proxy at any time before it has been exercised by: (1) delivering a written revocation to our Corporate Secretary, James A. Simms, at the address of the Corporation set forth above; (2) filing a duly executed Proxy Card bearing a later date; or (3) appearing in person, notifying the Corporate Secretary of such revocation, and voting by ballot at the Annual Meeting. Any Stockholder of record as of the

Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously submitted, but the presence (without further action) of a Stockholder at the Annual Meeting will not constitute revocation of a previously submitted proxy.

The presence, in person or by proxy, of Stockholders representing a majority in interest of all capital stock issued, outstanding, and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Because of his ownership of shares of Class B Common Stock and shares of Common Stock, representing 82.6% of the total voting shares, a quorum is assured by the presence of Dr. Patrizio Vinciarelli, Chairman of the Board, President, and Chief Executive Officer, who will preside over the Annual Meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares held by investment brokerage firms or other nominees that are represented at the Annual Meeting, but, as to which, such brokers or nominees have not received instructions from the beneficial owners or persons entitled to vote such shares and, with respect to one or more but not all matters, such brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Corporation. In addition to the solicitation of proxies by mail, Directors, officers, and employees of the Corporation also may solicit proxies personally or by telephone, e-mail, or other form of electronic communication without special compensation for such activities. The Corporation also will request those holding shares in their names or in the names of their nominees that are beneficially owned by others to forward proxy materials to and obtain proxies from such beneficial owners. The Corporation will reimburse such holders for their reasonable expenses in connection therewith.

The Corporation’s 2016 Annual Report (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2016, will be mailed to Stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the Proxy Solicitation Materials. The Corporation and certain intermediaries (e.g., banks, brokers, and nominees) may deliver only one copy of the Annual Report and Proxy Solicitation Materials to Stockholders sharing an address. The Corporation will deliver promptly, upon written or oral request, a separate copy of the Annual Report or Proxy Solicitation Materials, as applicable, to a Stockholder at a shared address. In order to receive such a separate document, please contact our Corporate Secretary, Mr. Simms, at the address of the Corporation set forth above. If Stockholders sharing an address (i) currently receive a single copy of the Annual Report and Proxy Solicitation Materials and wish to receive separate copies of such materials in the future or (ii) currently receive separate copies of the Annual Report and Proxy Solicitation Materials and wish to receive a single copy of such materials in the future, please contact Mr. Simms, our Corporate Secretary, or the applicable intermediary, as the case may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 16, 2017:

The Proxy Solicitation Materials and Annual Report are available at www.vicorpower.com.

PROPOSAL ONE

ELECTION OF NINE DIRECTORS

In accordance with the requirements of the Corporation’s By-Laws, the Board recommends the number of Directors be fixed at nine and has nominated all of the Nominees named below for election to the Board. Each of the nine Nominees presently serves as a Director. Mr. Riddiford, a current independent Director, informed the Board he would not stand for re-election at the Annual Meeting following his 33 years of service to the

Corporation. Accordingly, Mr. Riddiford will cease his service as a Director and as a member of the Audit Committee and the Compensation Committee following the election of directors at the 2017 Annual Meeting. After consideration of a number of factors, the Board concluded the vacancy that would be created due to Mr. Riddiford’s pending retirement would not be filled, and the number of Directors would be reduced at the Annual Meeting to nine from 10.

If elected, each Nominee will serve until the 2018 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified or until his death, resignation, or removal. Properly executed Proxy Cards will be voted FOR the Nominees unless otherwise specified. Each Nominee has consented to stand for election and the Board anticipates each of the Nominees, if elected, will serve as a Director.

However, if any person nominated by the Board is unable to serve or, for good cause, will not serve, proxies solicited hereby will be voted for the election of another person designated by the Board, if one is nominated.

A plurality of the votes cast for a Nominee by the Stockholders of Common Stock and Class B Common Stock, voting together as a single class, shall elect such Nominee. Accordingly, abstentions, broker non-votes, and votes withheld from any Nominee will have no effect on this proposal. There is no cumulative voting.

Because the number of incumbent Directors standing for reelection (i.e., nine) is equal to the number of Nominees, and the Corporation’s By-Laws provide for election by plurality, any number of votes cast for a Nominee assures that Nominee of election as a Director. Dr. Vinciarelli beneficially owned, as of March 31, 2017, 9,828,272 shares of Common Stock and 11,023,648 shares of Class B Common Stock, together representing 82.6% of the voting power of the outstanding stock of the Corporation, sufficient to elect each of the Nominees named below. He has stated an intention to vote in favor of fixing the number of Directors at nine and in favor of the election of all Nominees.

Information Regarding Nominees and Qualifications

The following sets forth certain information as of March 31, 2017, with respect to the nine Nominees for election to the Board. The information presented includes information each Director has provided us about age, all positions held, principal occupation and business experience for the past five years, and the names of other publicly-held companies for which the Director currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each Nominee’s specific experience, qualifications, and skills that led the Board as a whole to conclude the Nominee possessed the necessary attributes to serve as a Director. In addition to the experience, qualifications and skills of each Director, the Board as a whole also considers each Nominee’s reputation for integrity, honesty, and adherence to high ethical standards.

Information regarding the beneficial ownership of shares of the capital stock of the Corporation by such persons is set forth in the section of this Proxy Statement entitled “Principal and Management Stockholders.” See also “Certain Relationships and Related Transactions.” There is no family relationship among any of the Directors and/or executive officers of the Corporation.

Nominee	Age	Director Since	Background and Qualifications
Patrizio Vinciarelli	70	1981	Dr. Vinciarelli founded the Corporation in 1981 and has been Chairman of the Board, President, and Chief Executive Officer since that time. Prior to founding the Corporation, from 1977 until 1980, he was a Fellow at the Institute for Advanced Study in Princeton, New Jersey. From 1973 through 1976, he was a Fellow at the European Organization for Nuclear Research (CERN), in Meyrin, Switzerland. Dr. Vinciarelli received his doctorate in Physics from the University of Rome, Italy. Dr. Vinciarelli holds more than 100 patents for power conversion technology.

Nominee	Age	Director Since	Background and Qualifications

Dr. Vinciarelli is qualified to serve on our Board given his role as the Corporation’s founder, President, and Chief Executive Officer, his role in the development of our patents and proprietary technologies and the design of our products, and his standing as a leading innovator in the power conversion industry.

Estia J. Eichten	70	1981

Dr. Eichten, an early investor who contributed to the founding of the Corporation, has held various positions with the Fermi National Accelerator Laboratory since 1981, being named a Senior Scientist in 1989. Earlier, he had been an Associate Professor of Physics at Harvard University. Dr. Eichten received both his B.S. and Ph.D. in Physics from the Massachusetts Institute of Technology. He has been an Alfred P. Sloan Foundation Research Fellow and currently is a Fellow of the American Physical Society and the American Association for the Advancement of Science. In 2011, Dr. Eichten and three collaborators were awarded the prestigious J. J. Sakurai Prize for Theoretical Particle Physics in acknowledgement of outstanding achievement in particle physics theory. While a Director of the Corporation, he has served since July 2000 as a Director of VLT, Inc., a wholly-owned subsidiary of the Corporation, which owns a majority of the Corporation’s patents.

Dr. Eichten’s qualifications to serve on our Board include his extensive knowledge of electronics and power conversion, as well as the deep understanding of our products and organization acquired in his 36 years of service as a Director.

Barry Kelleher	68	1999

Mr. Kelleher retired from the Corporation effective December 31, 2016 after 23 years of service but continues to serve as a Director following his retirement as an employee. Until his retirement, Mr. Kelleher had served as the President of the Corporation’s Brick Business Unit since 2006. Mr. Kelleher previously served as Senior Vice President, Global Operations, and General Manager of the Corporation’s Brick Business Unit (from 2005 to 2006), Senior Vice President, Global Operations (from 1999 to 2005), and Senior Vice President, International Operations (from 1993 to 1999). From 1981 until joining the Corporation in 1993, Mr. Kelleher was employed by Computer Products Inc., a manufacturer of power conversion products, where he held the position of Corporate Vice President and President of the Power Conversion Group. He received B.Eng. and M.B.A. degrees from University College Cork and University College Dublin, respectively.

Mr. Kelleher’s qualifications to serve on our Board include his long-standing tenure as a senior executive in the power conversion industry, his prior leadership role in the Corporation, and his considerable experience in power industry sales and operations management.

Nominee	Age	Director Since	Background and Qualifications
Samuel J. Anderson	60	2001

Mr. Anderson has been the Chairman of the Board, President, and Chief Executive Officer of IceMOS Technology Corporation, a privately-held developer and manufacturer of specialized semiconductor substrates, as well as high voltage power switching devices utilizing its proprietary technology, since 2002. Mr. Anderson was the Chairman of the Board, President, and Chief Executive Officer of Great Wall Semiconductor Corporation (“GWS”), of which the Corporation was an owner of non-voting convertible preferred stock, from 2002 to September 2015, when GWS was acquired by Intersil Corporation. Previously, Mr. Anderson was Vice President of Corporate Business Development of ON Semiconductor Corporation, a supplier of semiconductors (from 1999 to 2001) and held various positions within the semiconductor operations of Motorola, Inc., the predecessor organization (from 1984 to 1999). Mr. Anderson also served, from 2001 to 2011, as non-executive Chairman of the Board of Directors of Advanced Analogic Technologies Inc., a supplier of power management semiconductors, when the company was acquired by Skyworks Solutions, Inc. Mr. Anderson holds numerous U.S. patents for semiconductor technologies. He received an M.S. in Microelectronics from Arizona State University, an M.S. in Physics from Queen’s University of Belfast, and a B.S. in Electronics from the University of Ulster.

Mr. Anderson is qualified to serve on our Board given his acknowledged technical expertise, understanding of power conversion technologies, and his experience as an executive and director of other companies in the semiconductor and power management industries.

Claudio Tuozzolo	54	2007

Mr. Tuozzolo has been President of Picor Corporation, a subsidiary of the Corporation, since 2003. Previously, he had been Director of Integrated Circuit Engineering for the Corporation, from February 2003 to November 2003, and Manager of Integrated Circuit Design, from 2001 to February 2003. Before joining the Corporation in 2001, Mr. Tuozzolo was a Principal Design Engineer for SIPEX Corporation, from 1999 to 2001. Mr. Tuozzolo has authored nine U.S. patents in semiconductor design. He attended the University of Rome and holds B.S. and M.S. degrees in Electrical Engineering from the University of Rhode Island.

Mr. Tuozzolo is qualified to serve on our Board given his leadership role within the Corporation, his extensive experience in the semiconductor and power management industries, and his technical expertise regarding our products.

James A. Simms	57	2008	Mr. Simms has been our Chief Financial Officer, Treasurer, and Corporate Secretary since 2008. In 2016, Mr. Simms was appointed President and Chief Executive Officer of VLT, Inc.,

Nominee	Age	Director Since	Background and Qualifications

a wholly-owned subsidiary of the Corporation that owns a majority of the Corporation’s patents. From 2007 until 2008, he was a Managing Director of Needham & Company, LLC, an investment banking and asset management firm. Previously, he had served as a Managing Director with the investment banking firm of Janney Montgomery Scott LLC, a wholly-owned subsidiary of The Penn Mutual Life Insurance Company (from 2004 to 2007) and as a Managing Director of the investment banking firm of Adams, Harkness & Hill, Inc. (from 1997 to 2004). Mr. Simms served as a member of the Board of Directors of PAR Technology Corporation (from 2001 to 2014), a publicly-held provider of information technology solutions in the hospitality and specialty retail industries and a provider of advanced technology systems and support services to the United States military and other governmental agencies. Mr. Simms received a B.A. from the University of Virginia and an M.B.A. from the University of Pennsylvania’s Wharton School.

Mr. Simms is qualified to serve on our Board given his prior career in investment banking, his familiarity with corporate finance and securities markets, his expertise with complex financial and regulatory matters, and his experience as a director of other companies.

Jason L. Carlson	55	2008	Mr. Carlson has been the Chief Executive Officer of congatec AG, a technology and service provider for embedded computing solutions, since 2015. Previously, Mr. Carlson was President and Chief Executive Officer, as well as a member of the Board of Directors, of QD Vision, Inc., a privately-held developer of nanomaterial-based solutions for advanced display and lighting applications, from 2010 to 2015. From 2010 to 2011, Mr. Carlson also served as a member of the Board of Directors of Advanced Analogic Technologies, Inc., a publicly-traded developer of power management semiconductors, which was acquired by Skyworks Solutions, Inc. in January 2012. From 2006 until joining QD Vision in 2010, he was President and Chief Executive Officer of Emo Labs, Inc., a privately-held developer of innovative audio speaker technology. From 2002 to 2005, Mr. Carlson was President and Chief Executive Officer of Semtech Corporation, a publicly-traded vendor of analog and mixed-signal semiconductors, with an emphasis on power management applications. From 1999 to 2002, he was Vice President & General Manager for the Crystal Product Division and the Consumer Products & Data Acquisition Division of Cirrus Logic, Inc. a publicly-traded vendor of analog and mixed-signal semiconductors for consumer and industrial applications. Mr. Carlson joined Cirrus Logic in 1999 when that company acquired AudioLogic, Inc., of which he had been Chief Executive Officer. He began his career as a founder of

Nominee	Age	Director Since	Background and Qualifications

ReSound Corporation, a pioneering developer of digital hearing aids, which completed its initial public offering in 1993.

Mr. Carlson’s qualifications to serve on our Board include his experience as both a public company executive and as an entrepreneur, his experience as a director of other companies, his understanding of the evolution of technical innovation in the semiconductor and power conversion industries, and his financial expertise. Mr. Carlson has served as Chairman of the Audit Committee of the Board since joining the Board in 2008.

Liam K. Griffin	50	2009

Mr. Griffin has been President and Chief Executive Officer and a director of Skyworks Solutions, Inc., a global designer and manufacturer of a broad portfolio of proprietary analog semiconductor solutions, most notably for enabling wireless communications, since May 2016. Prior to his appointment as Chief Executive and to the Skyworks Solutions Board of Directors, he had served as President, since 2014. Previously, Mr. Griffin served as Executive Vice President and Corporate General Manager from 2012 to 2014, with responsibility for all of Skyworks Solutions’ business units. Since joining Skyworks Solutions in 2001, Mr. Griffin previously held the positions of Executive Vice President and General Manager of High Performance Analog and Senior Vice President of Sales and Marketing. Before joining Skyworks Solutions, he was the Vice President of Worldwide Sales at Dover Corporation and held product management and process engineering positions at AT&T’s Microelectronics and Network Systems’ businesses. Mr. Griffin received B.S. and M.B.A. degrees from the University of Massachusetts and Boston University, respectively.

Mr. Griffin’s qualifications to serve on our Board of Directors include his experience as a public company executive, and in building and managing sales and marketing organizations in technology-driven, global organizations.

H. Allen Henderson	69	2014	Mr. Henderson retired from the Corporation in February 2016, having served in various leadership roles since joining the Corporation in 1985. He served as a Corporate Vice President from 1999 until his retirement and was President of our Westcor Division from 1999 to until its closure in 2014. Mr. Henderson also served, from 2000 until his retirement, as President and Chief Executive Officer of VLT, Inc., a wholly-owned subsidiary of the Corporation that owns a majority of the Corporation’s patents. Prior to joining the Corporation, Mr. Henderson was employed at Boschert, Inc., a manufacturer of power supplies, since 1984, serving as Director of Marketing. Mr. Henderson received a B.A.E.E. from Brown University and an M.B.A. from Duke University.

Nominee	Age	Director Since	Background and Qualifications
Mr. Henderson’s qualifications to serve on our Board include his long-standing leadership role within the Corporation, his extensive experience in the power conversion industry and knowledge of our products from his 32 years with the Corporation.

The Board unanimously recommends a vote FOR fixing the number of Directors at nine and the election of all of the Nominees.

CORPORATE GOVERNANCE

Status as a Controlled Company

As of March 31, 2017, there were 27,346,172 shares of Common Stock and 11,758,218 shares of Class B Common Stock of the Corporation outstanding and entitled to vote. Our Common Stock is listed for trading on the NASDAQ Global Select Market (“NASDAQ-GS”) and, as such, we are subject to the listing requirements set forth in the Marketplace Rules of the NASDAQ Stock Market LLC (the “Nasdaq Rules”). The Corporation is a “controlled company” in accordance with the governance provisions of the Nasdaq Rules, because Dr. Vinciarelli, Chairman of the Board, President, and Chief Executive Officer, holds more than 50% of the voting power of our outstanding capital stock. Accordingly, the Corporation relies on certain exemptions from corporate governance requirements available to us under the Nasdaq Rules for a controlled company.

Dr. Vinciarelli owned, as of March 31, 2017, 9,828,272 shares of our Common Stock and 11,023,648 shares of our Class B Common Stock. Each share of Class B Common Stock, which entitles the holder thereof to 10 votes per share, is exchangeable on a one for one basis into a share of Common Stock, which entitles the holder thereof to one vote per share. As of March 31, 2017, Dr. Vinciarelli owned 35.4% of our Common Stock and 93.7% of our Class B Common Stock, which together represent 82.6% of total voting power, giving him effective control of our governance.

Because of the Corporation’s status as a controlled company, we are not required to comply with listing standards requiring a majority of independent Directors on our Board, the determination of the compensation of our executive officers solely by independent Directors, and the recommendation of nominees for Director solely by independent Directors. Upon consideration of the independence criteria under the Nasdaq Rules, the Board has determined that four of our current 10 Directors (Messrs. Carlson, Eichten, Griffin and Riddiford) and three of our Nominees (Messrs. Carlson, Eichten, and Griffin) are independent as defined by the Nasdaq Rules. As noted above, Mr. Riddiford will not be standing for re-election to the Board at the 2017 Annual Meeting and his service as a Director and as a member of the Audit and Compensation Committees will cease following the election of Directors at the 2017 Annual Meeting.

While we do rely on an exemption, as a controlled company, from the Nasdaq Rules requirement that our Board be comprised of a majority of independent Directors, the Nasdaq Rules nevertheless require our Board to have an Audit Committee comprised of no fewer than three Directors, all of whom are independent. The Nasdaq Rules further require all members of the Audit Committee have the ability to read and fully understand financial statements and at least one member of the Audit Committee possess financial sophistication (i.e., qualify to be identified as a “Audit Committee Financial Expert” under Section 407 of the Sarbanes-Oxley Act of 2002). Messrs. Carlson, Eichten, Griffin and Riddiford each serve on the current Audit Committee, and the Board has determined each of the members of the current Audit Committee are independent under the Nasdaq Rules and Messrs. Carlson and Riddiford each qualify as Audit Committee Financial Experts under Section 407 of the Sarbanes-Oxley Act of 2002. Messrs. Carlson, Eichten, and Griffin are standing for reelection to the Board and, if reelected, intend to serve as members of the Audit Committee for the coming one-year term.

We rely on an exemption, as a controlled company, from the Nasdaq Rules requirement that the compensation of our executive officers, including Dr. Vinciarelli, our Chief Executive Officer, be determined solely by independent Directors. However, all four members of the current Compensation Committee of the Board, Messrs. Carlson, Eichten, Griffin and Riddiford, are considered independent, and Messrs. Carlson, Eichten, and Griffin are standing for reelection to the Board and, if reelected, intend to serve as members of the Compensation Committee for the coming one-year term. The Compensation Committee is solely responsible for the administration of the Corporation’s stock option plans, with authority delegated by the Board to approve all recommended stock option awards.

We also rely on an exemption, as a controlled company, from the Nasdaq Rules requirement that the Board have a standing committee responsible for Director nominations and other governance matters. The Board believes it, as a whole, is in the best position to evaluate potential candidates for nomination as Director and, therefore, the full Board performs the function of such a committee.

Finally, while we rely on the exemptions from certain Nasdaq Rules requirements described above, we are not exempt from the requirement that independent Directors have regularly scheduled meetings at which only independent Directors are present. At each meeting of the Board, the independent Directors conduct such “executive sessions,” frequently with our outside counsel as an invited guest. In addition, at each meeting of the Audit Committee, which is comprised solely of the current four independent Directors, the independent Directors conduct private meetings with representatives of our independent registered public accounting firm, KPMG LLP (“KPMG”).

The Board and Its Committees

Our Board has two standing committees: the Audit Committee and the Compensation Committee.

The Board held three in-person meetings and acted by written consent in lieu of meetings on three other occasions during 2016. Each of the Directors attended 75% or more of the total number of meetings of the Board and meetings of the committees thereof on which each such Director serves. Directors are expected to attend each year’s Annual Meeting in person unless doing so is impracticable due to unavoidable conflicts. All of the Directors, except Mr. Griffin, attended the 2016 Annual Meeting of Stockholders.

Information regarding the functions performed by the Audit Committee is set forth in the section of this Proxy Statement entitled “Report of the Audit Committee.” The Audit Committee is governed by a written charter, approved by the Board on February 3, 2007, and reviewed each year. As stated above, the Board has determined all four members of the current Audit Committee are independent under the applicable Nasdaq Rules and Securities and Exchange Commission (“SEC”) regulations. Messrs. Carlson, Eichten, and Griffin are standing for reelection to the Board and, if reelected, intend to serve as members of the Audit Committee for the coming one-year term. As stated above, the Board also has determined Mr. Carlson meets the definition of “Audit Committee Financial Expert” as defined by Item 407(d) of Regulation S-K. The Audit Committee charter is posted on the Corporation’s website, www.vicorpower.com, under the heading “About Vicor” and the subheading “Corporate Governance.” The Audit Committee held six meetings during 2016.

The Compensation Committee is responsible for approving, based on the recommendation of Dr. Vinciarelli, the compensation for the executive officers of the Corporation, approving all grants of stock options by the Corporation and its subsidiaries, and administering the Corporation’s stock option plans pursuant to authority delegated to it by the Board. The Compensation Committee is governed by a written charter, approved by the Board on October 18, 2013, and subject to review each year. The Compensation Committee held five meetings during 2016 and acted by written consent in lieu of meeting on 15 other occasions to approve stock option awards granted during 2016. The Compensation Committee charter is posted on the Corporation’s website, www.vicorpower.com, under the heading “About Vicor” and the subheading “Corporate Governance”.

Board Leadership and Role in Risk Management

Given the Corporation’s status as a controlled company and Dr. Vinciarelli’s leadership of the Corporation since its founding, he fulfills both the roles of Chairman of the Board and Chief Executive Officer. As Chairman of the Board, Dr. Vinciarelli presides over meetings of the Board and, in collaboration with Mr. Simms, in his capacity as Corporate Secretary, establishes an agenda for each meeting. The Board does not have a lead independent Director. As Chief Executive Officer, Dr. Vinciarelli is responsible for setting the strategic direction of the Corporation, the leadership of the organization, and the operational and financial performance of the Corporation.

The Board advises and oversees executive management, which, under Dr. Vinciarelli’s leadership, is responsible for the day-to-day operations of the Corporation’s affairs. The Board reviews, assesses, and directs our long-term strategic plans and provides oversight and guidance on all matters influencing the Corporation’s well-being.

The Board has an active role, as a whole and also at the committee level, in overseeing identification, analysis, and management of the Corporation’s risks. The Board regularly reviews information regarding the Corporation’s strategy, operations, financial performance and position, and legal and regulatory affairs, addressing the risks associated with each. Messrs. Kelleher, Simms, and Tuozzolo, in their capacities as former President of the Brick Business Unit, Chief Financial Officer, and President of Picor Corporation, respectively, provide first-hand information and insight to the Board regarding all enterprise risks. Mr. Anderson, as the former Chief Executive Officer of an important supplier to the Corporation, provides valuable external perspectives on a range of challenges facing the Corporation, including evolving technology and intensifying competition. The independent Directors, given their breadth of experience and expertise, as well as their governance responsibilities as the sole members of the Audit Committee and the Compensation Committee, contribute to an ongoing assessment of the integrity of our financial reporting processes and systems and the appropriateness and effectiveness of our compensation programs.

While the Board is ultimately responsible for the Corporation’s risk management, the Audit Committee, comprised of independent Directors, plays a primary and important role in assisting the Board in overseeing such responsibilities, with particular focus, as mandated by the Sarbanes-Oxley Act of 2002, on the integrity and effectiveness of the Corporation’s financial reporting processes. The Audit Committee reviews our guidelines and policies on management of enterprise risks, including assessment and management of the Corporation’s major financial exposures and management’s monitoring and control of such exposures. At each meeting of the Audit Committee, members of management, led by Mr. Simms, in his capacity as Chief Financial Officer, present information addressing issues related to risk identification, analysis, and mitigation. Also at each meeting of the Audit Committee, the committee members meet privately with representatives of our independent auditors, KPMG.

In addition to the risk oversight role undertaken by the Audit Committee, the Compensation Committee assists the Board in overseeing the Corporation’s compensation policies and practices as they relate to the Corporation’s risk management and risk-taking incentives. The Compensation Committee has determined the compensation policies and practices for the Corporation’s employees are not reasonably likely to have a material adverse effect on the Corporation, as the incentives of the Corporation’s compensation programs are believed to be aligned with our strategic, operational, and financial goals and the interest of our Stockholders.

Upon learning from Mr. Riddiford of his intent to not stand for reelection to the Board, the Board concluded the Board’s effectiveness in overseeing the identification, analysis, and management of the Corporation’s risks will not materially change due to Mr. Riddiford’s retirement.

Director Nomination Process

As indicated above, the full Board performs the Director nomination function for the Corporation. The Board does not have a charter governing the Director nomination process, although it has established Director nomination procedures setting forth the process for identifying and evaluating Director nominees. The Corporation’s By-Laws require that our Stockholders approve the number of Directors for the coming year at each Annual Meeting of Stockholders, although the By-Laws also allow the Board to reduce the number of Directors in the event of a vacancy on the Board and to increase the number of Directors at any time by majority vote of the Directors then serving.

Board Membership Criteria — At a minimum, the Board must be satisfied each candidate for nomination has high personal and professional integrity, has demonstrated exceptional ability and judgment, and is expected, in the judgment of the Board, to be highly effective, in collaboration with the other nominees to the Board, in collectively serving the interests of the Corporation and our Stockholders. In addition to the minimum qualifications set forth above, the Board seeks to select for nomination persons possessing relevant industry or technical experience and, in order to comply with the Nasdaq Rules regarding independence of Audit Committee members is maintained, persons meeting the independence requirements of the Nasdaq Rules and SEC regulations.

Identifying and Evaluating Nominees — The Board may solicit recommendations from any sources it deems appropriate. The Board will evaluate all candidates for nomination in the same manner, evaluating the qualifications of any recommended candidate and conducting inquiries it deems appropriate, without discrimination on the basis of race, religion, national origin, sexual orientation, disability, or any other basis. In identifying and evaluating candidates for nomination, the Board may consider, in addition to the minimum professional qualifications discussed above and other criteria for Board membership approved by the Board from time to time, all facts and circumstances it deems appropriate or advisable, including, among other things, the breadth of experience, geographic representation, and backgrounds of other nominees. Based on these considerations, the Board may nominate a candidate it believes will, together with the other nominees, best serve the interests of the Corporation and our Stockholders.

Stockholder Recommendations — The Board’s policy is to review and consider, in accordance with the procedures described above, any candidates for nomination recommended by Stockholders entitled to vote for the election of Directors. All Stockholder recommendations of candidates for nomination must be submitted to our Corporate Secretary, Mr. Simms, at the address of the Corporation set forth above.

All Stockholder recommendations for Director candidates must include the following information:

•	the name and address of record of the Stockholder;

•

a representation that the Stockholder is a record holder of shares of capital stock of the Corporation entitled to vote in the election of Directors, or if the Stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) promulgated under the Securities Exchange Act of 1934, as amended, ( the “Exchange Act”);

•

the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the candidate for nomination;

•

a description of the qualifications and background of the candidate for nomination that addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;

•	a description of all arrangements or understandings between the Stockholder and the candidate for nomination;

•

the written consent of the candidate for nomination (a) to be named in the proxy statement relating to the Corporation’s next annual meeting and (b) to serve as a Director if elected at such annual meeting; and

•	any other information regarding the candidate for nomination required to be included in a proxy statement filed pursuant to the rules of the SEC.

Any stockholder seeking to present a Director nomination at an annual meeting must comply with the notice procedures in our By-Laws as described herein under “Stockholder Proposals.”

Communications with the Board

If a Stockholder wishes to communicate with any Director or the Board as a whole, he or she may do so by addressing such communications to:[Name(s) of Director(s)/Board of Directors of Vicor Corporation], c/o James A. Simms, Corporate Secretary, Vicor Corporation, 25 Frontage Road, Andover, MA 01810. All correspondence should be sent via certified U.S. mail, return receipt requested. All correspondence received will be forwarded promptly to the addressee(s).

Code of Business Conduct

The Corporation has established and adopted a Code of Business Conduct. This Code of Business Conduct is posted on the Corporation’s website, www.vicorpower.com, under the heading “About Vicor” and the subheading “Corporate Governance”.

Executive Officers

Executive officers of the Corporation (designated as our “corporate officers” in accordance with our By-Laws) are appointed annually by the Board and hold office until the first meeting of the Board following the next annual meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, resignation, or removal. The following persons are the Corporation’s executive officers:

Patrizio Vinciarelli, Ph.D., 70, Chairman of the Board, President, and Chief Executive Officer. Dr. Vinciarelli’s background and experience is contained in the section of the Proxy Statement entitled “Information Regarding Nominees.”

Sean Crilly, 59, Corporate Vice President, Engineering, Power Systems since June 2015. From December 2012 to May 2015, Mr. Crilly served as Vice President, Engineering, VI Chip. From 2006 to 2012, Mr. Crilly held the position of Director of Sustaining Engineering, and, from 2000 to 2006, the position of Manager, Test Engineering. Previously, Mr. Crilly held the positions of Project Manager, from 1996 to 2000, and Senior Test Engineer, from 1993 to 1996. Prior to joining the Corporation in 1993, Mr. Crilly was Vice President of Applications Engineering at Intepro Systems, specializing in power electronics test equipment. Earlier, he was employed in engineering roles at Schaffner and Nixdorf Computer. Mr. Crilly received a B.Eng. in Electronics from the Limerick Institute of Technology, Limerick, Ireland.

Philip D. Davies, 57, Corporate Vice President, Global Sales and Marketing, since February 2011. Prior to joining the Corporation, Mr. Davies was employed by the Solid State Light Engine business unit of OSRAM Sylvania as Business Creation Team Leader from September 2010 to February 2011. From 2006 to 2010, Mr. Davies held the position of Vice President, Sales and Marketing, with NoblePeak Vision Corporation, a developer of night vision camera cores. From 1995 to 2006, Mr. Davies served in various positions with Analog Devices, Inc., a manufacturer of high-performance analog, mixed signal and digital signal processing integrated circuits, most recently as Director of World Wide Business Development. From 1987 to 1995, Mr. Davies served in a number of positions with Allegro MicroSystems, Inc., a manufacturer of high-performance power and Hall-effect sensor integrated circuits, most recently as Vice President, Engineering. Mr. Davies received a B.S.E.E. and a Masters degree in Power Electronics from the University of Glamorgan.

Nancy L. Grava, 46, Corporate Vice President, Human Resources, since July 2015. From 2009 to June 2015, Ms. Grava held the position of Director, Human Resources. From 2002 to 2009, Ms. Grava held the position of Senior Manager, Compensation and Benefits and, from 1999 to 2002, the position of Manager, Compensation and Benefits. Previously, Ms. Grava held various other positions within Human Resources since joining the Corporation in 1993. Ms. Grava received a B.A. from the Massachusetts School of Liberal Arts and an M.B.A. from Bentley University.

Alex Gusinov, 53, Corporate Vice President, Engineering, Power Components since June 2015. From 2006 to 2015, Mr. Gusinov served as Vice President of Design Engineering for Picor Corporation. He joined Picor in 2004 as Director of IC Design. Prior to joining Picor, Mr. Gusinov was employed by SIPEX Corporation from 1996 to 2004, most recently as Vice President of Design Engineering, Power Management. From 1986 to 1996, he was employed by Analog Devices, Inc., developing integrated circuits for telecom, fiber optics, video, and related applications. Mr. Gusinov received a B.S.E.E. from Boston University and an M.S. in Engineering Management from Gordon Institute of Tufts University.

Joseph A. Jeffery, Jr., 66, Corporate Vice President and Chief Information Officer since September 2015. From 2009 to 2015, Mr. Jeffery served as Vice President, Applications Development. From 1999 to 2009, Mr. Jeffery held the position of Director of Manufacturing Systems. Prior to joining the Corporation, Mr. Jeffery was employed for 27 years by M/A-COM Technology Solutions, serving in a variety of technical and management positions in their microwave, millimeter wave semiconductor, and IC business units. Mr. Jeffery received an Associate’s degree (EEE) from the Wentworth Institute of Technology.

Michael S. McNamara, 56, Corporate Vice President, General Manager, Operations, since June 2015. Mr. McNamara held the positions of Corporate Vice President, Quality and Technical Operations, from May 2011 to May 2015, Vice President, Quality and Technical Operation of the Corporation’s Brick Business Unit from 2008 to April 2011, Vice President, Quality of the Corporation’s Brick Business Unit from 2006 to 2008, Senior Director of Quality from 2001 to 2008, Manager of Quality, Data and Analysis from 1999 to 2001 and Senior Quality Engineer from 1995 to 1999. Prior to joining the Corporation in 1995, Mr. McNamara was employed by Alpha Industries Inc., the predecessor to Skyworks Solutions, Inc. Mr. McNamara received a B.S. in Industrial Technology from the University of Lowell.

Richard J. Nagel, Jr., 60, Corporate Vice President, Chief Accounting Officer, since May 2006. From December 2007 to April 2008, Mr. Nagel also held the position of Interim Chief Financial Officer. From 2005 to 2006, Mr. Nagel held the position of Senior Director, Corporate Controller, and, from 1996 to 2005, Director, Corporate Controller. Prior to joining the Corporation in 1996, Mr. Nagel was employed by Ernst & Young LLP, an international public accounting firm, serving in a variety of positions from 1982 to 1996, most recently as Senior Manager. Mr. Nagel received a B.A. from Amherst College and an M.B.A. from the University of Rochester.

James A. Simms, 57, Corporate Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary. Mr. Simms’ background and experience is contained in the section of the Proxy Statement entitled “Information Regarding Nominees.”

Claudio Tuozzolo, 54, Corporate Vice President and President of Picor Corporation, a subsidiary of the Corporation. Mr. Tuozzolo’s background and experience is contained in the section of the Proxy Statement entitled “Information Regarding Nominees.”

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth the beneficial ownership of the Corporation’s Common Stock and Class B Common Stock held by (1) each person or entity known to the Corporation to be the beneficial owner of more than five percent of the outstanding shares of either class of the Corporation’s common stock, (2) each Director and Nominee, (3) each executive officer of the Corporation, and (4) all Directors and executive officers as a group, in each case based on representations of the Directors and executive officers as of March 31, 2017, and a review of filings on Schedules 13D and 13G under the Exchange Act. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares set forth opposite such beneficial owner’s name. The information in the table reflects shares outstanding of each of the two classes of common stock on March 31, 2017, and does not, except as otherwise indicated below, take into account conversions after such date, if any, of shares of Class B Common Stock into Common Stock, which, if they were to occur, would increase the voting control of persons who retain shares of Class B Common Stock.

The percentages shown have been determined as of March 31, 2017, in accordance with Rule 13d-3 under the Exchange Act, and are based on a total of 39,104,390 shares of common stock that were outstanding on such date, of which 27,346,172 were shares of Common Stock, entitled to one vote per share, and 11,758,218 were shares of Class B Common Stock, entitled to 10 votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock at any time upon the election of the holder thereof.

Pursuant to the provisions of our certificate of incorporation, shares of Class B Common Stock are transferrable only under the limited circumstances set forth therein and generally must be converted into shares of Common Stock in order to be sold. Such conversion may be effected by the delivery of the certificate(s) representing shares of Class B Common Stock, accompanied by a written notice of the election by the record holder thereof to convert, to either Mr. Simms, in his capacity as Corporate Secretary, c/o Vicor Corporation, 25 Frontage Road, Andover, MA 01810, or to the then-current transfer agent for our Common Stock. Any transfer of shares of Class B Common Stock not permitted under the provisions of our certificate of incorporation will result in the automatic conversion of those shares of Class B Common Stock into an equal number of shares of Common Stock.

Name of Beneficial Owner(1)	Total Number of Shares Beneficially Owned(2)(3)		Percent of Common Stock Beneficially Owned	Percent of Class B Common Stock Beneficially Owned	Percent of Voting Power
Patrizio Vinciarelli	20,851,920	(4)	35.4%	93.7%	82.6%
Estia J. Eichten	1,093,067	(5)	1.5%	5.9%	5.0%
James A. Simms	105,920		*	*	*
David T. Riddiford	104,915	(6)	*	*	*
Philip D. Davies	99,704		*	*	*
Barry Kelleher	48,966		*	*	*
Michael S. McNamara	39,000		*	*	*
Claudio Tuozzolo	32,943		*	*	*
Jason L. Carlson	22,008		*	*	*
H. Allen Henderson	17,141		*	*	*
Liam K. Griffin	13,008		*	*	*
Joseph A. Jeffery, Jr.	12,588		*	*	*
Richard J. Nagel, Jr	10,000		*	*	*
Sean Crilly	9,720		*	*	*
Samuel J. Anderson	8,135		*	*	*
Nancy L. Grava	7,180		*	*	*
All Directors and executive officers as a group (16 persons)	22,476,215		38.2%	99.6%	87.8%
Ashford Capital Management, Inc.(7) One Walker’s Mill Road Wilmington, DE 19807	1,698,600		6.1%	*	1.2%
BlackRock, Inc.(8) 55 East 52nd Street New York, NY 10055	1,941,933		7.0%	*	1.3%

*	Less than 1%

(1)	The address for each of the beneficial owners named in the table, but not specified therein, is: c/o Vicor Corporation, 25 Frontage Road, Andover, MA 01810.

(2)	Includes shares issuable upon the exercise of options to purchase Common Stock that are exercisable or will become exercisable within 60 days of March 31, 2017, in the following amounts:

Name of Beneficial Owner	Shares
Philip D. Davies	99,704
James A. Simms	60,920
Barry Kelleher	46,709
Michael S. McNamara	39,000
Claudio Tuozzolo	32,943
Jason L. Carlson	22,008
Estia J. Eichten	17,943
David T. Riddiford	17,943
H. Allen Henderson	16,922
Liam K. Griffin	13,008
Joseph A. Jeffery, Jr.	12,040
Richard J. Nagel, Jr.	10,000
Sean Crilly	9,620
Samuel J. Anderson	8,135
Nancy L. Grava	7,180

(3)	The calculation of the total number of shares beneficially owned includes 11,023,648 shares of Class B Common Stock owned by Dr. Vinciarelli and 690,700 shares of Class B Common Stock owned by Dr. Eichten. No other executive officer, Director or 5.0% stockholder owns shares of Class B Common Stock.

(4)	Includes 69,379 shares of Common Stock held by the Patrizio Vinciarelli Irrevocable Trust U/A, of which Dr. Vinciarelli is a trustee.

(5)	Includes 8,750 shares of Common Stock beneficially owned by Dr. Eichten’s spouse. In addition, includes 31,145 shares of Common Stock held by the Belle S. Feinberg Memorial Trust, of which Dr. Eichten is a trustee.

(6)	Includes 4,500 shares of Common Stock beneficially owned by Mr. Riddiford’s spouse.

(7)	Information reported is based upon a Schedule 13G filed with the SEC on February 14, 2017, reflecting holdings as of December 31, 2016. All shares are held by Ashford Capital Management, Inc., which holds sole voting power and sole dispositive power with regard to 1,698,600 shares.

(8)	Information reported is based upon a Schedule 13G filed with the SEC on January 27, 2017, reflecting holdings as of December 31, 2016. All shares are held by BlackRock, Inc., which holds sole voting power with regard to 1,917,060 shares and sole dispositive power with regard to 1,941,933 shares.

COMPENSATION DISCUSSION AND ANALYSIS

Philosophy

The primary objective of the Corporation’s compensation programs is to attract, motivate, and retain highly qualified and productive employees using a combination of cash and equity based rewards intended to motivate and reward superior performance. Salaries and, in appropriate circumstances, cash bonuses encourage effective performance relative to current plans and objectives, while stock options may be utilized to attract new employees, reward outstanding performers, promote longer-term focus, and more closely align the interests of employees with those of Stockholders.

Stockholder Advisory Vote on Executive Compensation

At the Corporation’s annual meeting of Stockholders held in 2014, Stockholders approved, on an advisory basis, the compensation of our Named Executive Officers as disclosed in our proxy statement for that annual meeting (a “Say on Pay” vote). The Compensation Committee believes this affirmed our Stockholders’ support of the Corporation’s approach to executive compensation and, therefore, did not change its approach during 2016.

At the 2011 annual meeting of Stockholders, Stockholders cast an advisory vote on the frequency of future Say on Pay votes. The alternative receiving the highest number of votes was a frequency of every three years, and, in accordance with the outcome of that advisory vote, our Board determined to hold a Say on Pay advisory vote at the Annual Meeting. Our Board has proposed that Stockholders vote for an advisory vote on executive compensation every three years, as described in Proposal Three herein.

Overview of Executive Compensation

Dr. Vinciarelli, with input from Ms. Grava, our Corporate Vice President, Human Resources, makes periodic recommendations to the Compensation Committee with respect to the compensation of executives and other employees in leadership positions. The Compensation Committee approves the annual salary of Dr. Vinciarelli and other Named Executive Officers.

Potential elements of compensation for our executive officers include: a base salary, cash bonuses, stock option awards, subsidized participation in group health, disability, and life insurance, cash contributions to a 401(k) tax-qualified retirement saving plan sponsored by the Corporation, and certain perquisites. All employees, including our Named Executive Officers, are employees-at-will and, as such, do not have employment contracts with the Corporation. In the future, the Board believes that the Vicor Corporation 2017 Employee Stock Purchase Plan, referred herein as the “ESPP” (described herein in Proposal Seven), will become an important part of the Corporation’s overall compensation program, as the ESPP is intended to improve the Corporation’s ability to attract, retain, and motivate eligible employees, and further align the interests of eligible employees with those of our Stockholders.

Each component of compensation is described in the following table:

Component	Characteristics/Frequency	Objective
Base Salary	Salaries are established for a new hire based on the qualifications of the individual, the talents and skills sought for the position, and the comparable market level of salaries paid by position and/or geography. Salaries are reviewed and revised annually, based on the performance of the individual. Each year a target percentage for an organization-wide merit increase in salaries, based on the Corporation’s performance and an assessment of increases in the cost of living, is presented to Dr. Vinciarelli for approval.	We seek to attract and retain the best available individual talent. We structure salaries to provide a fixed amount of annual compensation reflecting (a) the individual’s performance, and (b) the performance of the Corporation and the business unit within which the individual is employed.

Cash Bonus (Contingent)	Certain senior sales and marketing personnel are eligible to participate in sales incentive programs, with cash bonuses paid based on achievement of various objectives. These programs generally are structured annually, with payments made quarterly. The Corporation does not have a policy regarding or a program involving discretionary cash bonuses for personnel outside of the sales or marketing functions.	We seek to provide short-term, tangible motivation for certain senior sales and marketing personnel to meet objectives, whether these objectives involve dollar volumes, market penetration, or other defined quantitative objectives.

Stock Option Awards (Contingent)	We generally award non-qualified stock options to a new employee upon hiring. Depending upon the business unit into which the individual is hired, we award stock options for the purchase of shares of Vicor Corporation, VI Chip Corporation, or Picor Corporation. Certain new hires have been awarded stock options granted by all three entities. From time to time, existing employees will be rewarded for superior performance through the award of stock options. The Corporation does not have a policy regarding or a program involving discretionary awards of stock options.	We seek to motivate recipients to contribute to achieving longer-term performance goals, potentially contributing to an increase in the value of the shares underlying the stock option awards, thereby aligning economic interests of recipients with Stockholders.

Component	Characteristics/Frequency	Objective
Fringe Benefits	We offer a package of fringe benefits to all employees, including all Named Executive Officers, and their dependents, portions of which are paid for, in whole or in part, by the employee. The benefits we offer include: life, health, dental, vision, and long-term care insurance; disability and workers’ compensation insurance; healthcare reimbursement accounts; tuition reimbursement; and paid time off.	We seek to provide a competitive package of benefits addressing the health and welfare needs of employees, reflecting our overall compensation philosophy of attracting and retaining talented individuals.

Retirement Benefits	The Corporation sponsors a 401(k) tax-qualified retirement saving plan open to all employees. In any plan year, the Corporation will make a matching contribution equal to 50% of the first 3% of the participant’s compensation that has been contributed to the plan, up to a maximum matching contribution of $3,975. Participants received up to $3,975 in matching funds in 2016 from the Corporation. All Named Executive Officers, with the exception of Dr. Vinciarelli, participated in the 401(k) plan and received matching funds. The Corporation does not provide any nonqualified defined contribution plans, deferred compensation plans, retirement health insurance, or other post-employment benefits.	We seek to provide retirement benefits that are competitive with other companies of our size and industry focus, reflecting our overall compensation philosophy of attracting and retaining talented individuals.

Perquisites	Executive officers, including all Named Executive Officers, are eligible to participate in supplemental health, dental, and vision insurance, and receive a fixed cash automobile allowance, as well as reimbursement for fuel expenses. Amounts associated with automobile allowances and fuel expense reimbursement are considered taxable current income by the recipient.	The limited perquisites we currently offer are intended to provide benefits to our executives comparable to those received by executives of other companies of our size and industry focus, or, as is the case with automobile allowances and fuel reimbursement, to support business purposes.

Stock Option Programs

As described above, discretionary awards of stock options for the purchase of shares of Vicor Corporation, VI Chip Corporation, and Picor Corporation are a component of our compensation for executives and employees considered by Dr. Vinciarelli to be important contributors to the Corporation’s success. The Compensation Committee approves all stock option grants. We generally award a limited number of non-qualified stock options to a new employee upon hiring. Depending upon the business unit into which the individual is hired, we award stock options for the purchase of shares of Vicor Corporation, VI Chip Corporation, or Picor Corporation. Certain new hires have been awarded stock options granted by all three entities. From time to time, existing employees will be rewarded for superior performance through the award of additional stock options. The Corporation does not have a policy regarding the composition or frequency of discretionary awards of stock options or other forms of equity-based compensation.

During 2016, 2015, and 2014, options for the purchase of the Corporation’s Common Stock were awarded under the Vicor Corporation Amended and Restated 2000 Stock Option and Incentive Plan (the “Vicor 2000 Plan”). The exercise price of stock options for the purchase of the Corporation’s Common Stock is set at the closing price of a share of the Corporation’s Common Stock on NASDAQ-GS on the effective date of the grant. Generally, these option grants vest evenly each quarter over five years and have a 10-year term.

During 2016, 2015, and 2014, options for the purchase of VI Chip Corporation (“VI Chip”) common stock were awarded under the VI Chip Corporation Amended 2007 Stock Option and Incentive Plan (the “2007 VI Chip Plan”). Generally, these option grants vest pro rata over five years and have a 10-year term. All awards were reviewed and approved by the VI Chip Board of Directors, comprised of Dr. Vinciarelli and Mr. Simms, and the Corporation’s Compensation Committee. VI Chip stock options are granted at a price not less than the fair value of a share of VI Chip common stock on the date of grant, with such fair value determined by the VI Chip Board of Directors and the Corporation’s Compensation Committee, consistent with the valuation procedural requirements of Section 409A of the Internal Revenue Code.

During 2016, 2015, and 2014, options for the purchase of Picor Corporation (“Picor”) common stock were awarded under the Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan (the “2001 Picor Plan”). Generally, these option grants vest pro rata over five years and have a 10-year term. All option grants were reviewed and approved by the Picor Board of Directors, comprised of Dr. Vinciarelli, Mr. Tuozzolo, Mr. Simms, and Mr. Andrew Durette, and the Corporation’s Compensation Committee. Picor stock options are granted at a price not less than the fair value of a share of Picor common stock on the date of grant, with such fair value determined by the Picor Board of Directors and the Corporation’s Compensation Committee, consistent with the valuation procedural requirements of Section 409A of the Internal Revenue Code.

SUMMARY COMPENSATION TABLE FOR FISCAL 2016

Named Executive Officer(1)	Year	Salary(2)	Bonus	Option Awards(3)	All Other Compensation(4)	Total
Patrizio Vinciarelli	2016	$390,142	$—	$—	$53,245	$443,387
Chairman of the Board, President, and Chief Executive Officer	2015	390,142	—	—	41,188	431,330
	2014	390,142	—	—	33,823	423,965

James A. Simms	2016	341,524	—	23,782	37,357	402,663
Chief Financial Officer, Treasurer, and Corporate Secretary	2015	330,494	—	27,278	33,680	391,452
	2014	318,509	—	26,690	35,228	380,427

Philip D. Davies	2016	309,839	—	—	30,775	340,614
Corporate Vice President, Global Sales and Marketing	2015	296,021	30,000	—	28,677	354,698
	2014	281,925	—	—	23,479	305,404

Michael S. McNamara	2016	283,091	—	—	31,103	314,194
Corporate Vice President and General Manager, Operations	2015	259,979	—	223,449	25,667	509,095
	2014	234,381	—	—	20,452	254,833

Claudio Tuozzolo	2016	344,919	—	23,782	31,227	399,928
Corporate Vice President and President of Picor Corporation	2015	330,504	—	27,278	29,119	386,901
	2014	316,771	—	26,690	24,198	367,659

(1)	As defined by Item 402 of Regulation S-K, “Named Executive Officers” are: (a) our principal executive officer; (b) our principal financial officer; and (c) our three most highly compensated executives (other than the principal executive officer and principal financial officer) serving as executives at the end of the last completed fiscal year.

(2)	The amounts shown reflect the actual salary amounts paid to the Named Executive Officers in each respective year.

(3)	The amounts shown reflect the aggregate grant date fair value of stock option awards in each year presented. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Corporation’s financial statements. These amounts do not correspond to the actual value that may be recognized by each Named Executive Officer. Refer to Note 3, “Stock-Based Compensation and Employee Benefit Plans,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2016, filed on March 7, 2017, for the relevant assumptions used to determine the valuation of the Corporation’s option awards. The amounts reported under “Option Awards” shown for Messrs. Simms and Tuozzolo, are stock options granted as compensation for their service on the Corporation’s Board.

During the fourth quarter of 2014, the Corporation cancelled certain stock options previously awarded to Messrs. Davies and Simms in 2013 and awarded to those executives new stock options representing an equivalent value, as calculated using the Black-Scholes option-pricing model. In accordance with the authoritative guidance for share-based compensation under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718: Compensation — Stock Compensation, there was no incremental increase in fair value associated with the New Grants to Messrs. Davies and Simms and therefore no value is included under “Option Awards” with respect to the New Grants in 2014.

(4)	“All Other Compensation” amounts include car allowance, fuel allowance, supplemental health, dental and vision insurance, the taxable portion of life insurance benefits, and the Corporation’s matching 401(k) plan contribution for each Named Executive Officer shown. Dr. Vinciarelli’s car allowance is $10,800.

Stock Option Plan Information

The following table sets forth certain aggregated information for the Corporation as of December 31, 2016 regarding equity securities underlying stock option awards made under the Vicor 2000 Plan, the 2007 VI Chip Plan, and the 2001 Picor Plan. All equity compensation plans of the Corporation have been approved by Stockholders.

Stock options issued under the Vicor 2000 Plan, the 2007 VI Chip Plan, and the 2001 Picor Plan carry a change in control provision that automatically accelerates vesting and makes unvested options fully exercisable upon a change of control, as defined in the applicable plan.

	Number of Shares to be Issued Upon Exercise of Outstanding Stock Options	Weighted-Average Exercise Price of Outstanding Stock Options	Number of Shares Remaining Available for Issuance under Stock Option Plans
Vicor 2000 Plan	1,696,222	$8.82	923,440
2007 VI Chip Plan	9,933,750	1.00	2,059,650
2001 Picor Plan	9,530,987	0.62	7,654,533

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2016

The following table presents the Corporation’s grants of plan-based awards to Named Executive Officers during 2016. All grants to Named Executive Officers during 2016 were under the Vicor 2000 Plan as follows:

Vicor 2000 Plan
Named Executive Officer	Grant Date(1)	Number of Shares Underlying Option Award	Exercise Price per Share of Option Award	Grant Date Fair Value of Option Award(2)
James A. Simms	6/17/2016	4,713	$10.61	$23,782
Claudio Tuozzolo	6/17/2016	4,713	$10.61	$23,782

(1)	The two awards shown were associated with the annual award to Directors, excluding Dr. Vinciarelli, of non-qualified stock options as compensation for service on the Corporation’s Board of Directors

(2)	Refer to Note 3, “Stock-Based Compensation and Employee Benefit Plans,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2016, filed on March 7, 2017, for the relevant assumptions used to determine the valuation of option awards. For the two awards shown, the formula used to calculate the number of stock options annually awarded to Directors, excluding Dr. Vinciarelli, is $50,000 divided by the closing price of a share of Common Stock as reported on the NASDAQ-GS on the day of the Annual Meeting of Stockholders. Accordingly, on June 17, 2016, the two Named Executive Officers who also serve as Directors were awarded non-qualified stock options to purchase up to 4,713 shares of Common Stock at an exercise price of $10.61 per share.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2016

The following tables present the outstanding equity awards at December 31, 2016 held by our Named Executive Officers under the Vicor 2000 Plan, the 2007 VI Chip Plan and the 2001 Picor Plan as follows:

Vicor 2000 Plan
Named Executive Officer	Number of Shares Underlying Unexercised Options Exercisable(1)	Number of Shares Underlying Unexercised Options Unexercisable(1)(2)	Option Exercise Price per Share	Option Expiration Date
Philip D. Davies	18,000	12,000	$5.35	5/14/2023
	60,000	10,000	6.29	6/17/2023
	15,704	23,553	11.42	10/23/2024
Michael S. McNamara	9,000	6,000	5.35	5/14/2023
	5,000	—	6.29	6/17/2023
	5,000	—	7.34	6/17/2023
	5,000	—	8.38	6/17/2023
	—	5,000	9.43	6/17/2023
	—	5,000	10.48	6/17/2023
	5,000	20,000	12.61	2/24/2025
	2,000	8,000	9.76	9/2/2025
James A. Simms	15,000	10,000	5.35	5/14/2023
	37,419	18,276	6.29	6/17/2023
	10,000	—	7.34	6/17/2023
	7,541	—	8.38	6/17/2023
	1,764	—	5.67	6/21/2023
	2,486	3,726	8.05	6/20/2024
	13,505	20,256	11.42	10/23/2024
	746	2,980	13.42	6/19/2025
	—	4,713	10.61	6/17/2026
Claudio Tuozzolo	10,000	10,000	5.35	5/14/2023
	9,419	6,276	6.29	6/17/2023
	5,292	3,527	5.67	6/21/2023
	2,486	3,726	8.05	6/20/2024
	746	2,980	13.42	6/19/2025
	—	4,713	10.61	6/17/2026

(1)	Generally, stock options with time-based vesting provisions awarded under the Vicor 2000 Plan become exercisable in five equal annual installments, beginning on the first anniversary of the date of grant.

(2)	The unexercisable option vesting schedule under the Vicor 2000 Plan as of December 31, 2016, is as follows:

Named Executive Officer	Grant Date	Underlying Shares	Vesting Date
Philip D. Davies	5/14/2013	6,000	5/14/2017
	5/14/2013	6,000	5/14/2018
	6/17/2013	10,000	6/17/2017
	10/23/2014	7,851	10/23/2017
	10/23/2014	7,851	10/23/2018
	10/23/2014	7,851	10/23/2019

Named Executive Officer	Grant Date	Underlying Shares	Vesting Date
Michael S. McNamara	5/14/2013	3,000	5/14/2017
	5/14/2013	3,000	5/14/2018
	6/17/2013	5,000	6/17/2017
	6/17/2013	5,000	6/17/2018
	2/24/2015	5,000	2/24/2017
	2/24/2015	5,000	2/24/2018
	2/24/2015	5,000	2/24/2019
	2/24/2015	5,000	2/24/2020
	9/2/2015	2,000	9/2/2017
	9/2/2015	2,000	9/2/2018
	9/2/2015	2,000	9/2/2019
	9/2/2015	2,000	9/2/2020
James A. Simms	5/14/2013	5,000	5/14/2017
	5/14/2013	5,000	5/14/2018
	6/17/2013	6,000	6/17/2017
	6/17/2013	6,000	6/17/2018
	6/17/2013	855	6/17/2017
	6/17/2013	854	6/17/2018
	6/17/2013	639	6/17/2017
	6/17/2013	639	6/17/2018
	6/17/2013	1,645	6/17/2017
	6/17/2013	1,644	6/17/2018
	6/20/2014	1,242	6/20/2017
	6/20/2014	1,242	6/20/2018
	6/20/2014	1,242	6/20/2019
	10/23/2014	6,752	10/23/2017
	10/23/2014	6,752	10/23/2018
	10/23/2014	6,752	10/23/2019
	6/19/2015	745	6/19/2017
	6/19/2015	745	6/19/2018
	6/19/2015	745	6/19/2019
	6/19/2015	745	6/19/2020
	6/17/2016	943	6/17/2017
	6/17/2016	943	6/17/2018
	6/17/2016	943	6/17/2019
	6/17/2016	942	6/17/2020
	6/17/2016	942	6/17/2021
Claudio Tuozzolo	5/14/2013	5,000	5/14/2017
	5/14/2013	5,000	5/14/2018
	6/17/2013	855	6/17/2017
	6/17/2013	854	6/17/2018
	6/17/2013	1,645	6/17/2017
	6/17/2013	1,644	6/17/2018
	6/17/2013	639	6/17/2017
	6/17/2013	639	6/17/2018
	6/21/2013	1,764	6/21/2017
	6/21/2013	1,763	6/21/2018
	6/20/2014	1,242	6/20/2017
	6/20/2014	1,242	6/20/2018
	6/20/2014	1,242	6/20/2019

Named Executive Officer	Grant Date	Underlying Shares	Vesting Date
	6/19/2015	745	6/19/2017
	6/19/2015	745	6/19/2018
	6/19/2015	745	6/19/2019
	6/19/2015	745	6/19/2020
	6/17/2016	943	6/17/2017
	6/17/2016	943	6/17/2018
	6/17/2016	943	6/17/2019
	6/17/2016	942	6/17/2020
	6/17/2016	942	6/17/2021

2007 VI Chip Plan
Named Executive Officer	Number of Shares Underlying Unexercised Options Exercisable(1)	Number of Shares Underlying Unexercised Options Unexercisable(1)(2)	Option Exercise Price per Share	Option Expiration Date
Michael S. McNamara	25,000	—	$1.00	5/14/2017
James A. Simms	100,000	—	1.00	12/31/2020
Patrizio Vinciarelli	4,000,000	—	1.00	6/4/2017
	—	1,500,000	1.00	12/31/2020

(1)	Under the 2007 VI Chip Plan, Mr. Simms and Dr. Vinciarelli have been awarded non-qualified stock options with time-based vesting provisions. Mr. Simms was awarded 100,000 such options in 2010, and Dr. Vinciarelli was awarded 4,000,000 such options in 2007. Such options possess a 10-year term and became exercisable over five equal annual installments, beginning on the first anniversary of the date of grant. Mr. McNamara was awarded 25,000 incentive stock options in 2008. Such options possess a 10-year term and become exercisable over five equal annual installments.

(2)	Under the 2007 VI Chip Plan, Dr. Vinciarelli, in 2010, was awarded 1,500,000 non-qualified stock options with vesting provisions tied to achievement of certain margin targets by VI Chip. Each quarter, management assesses the probability such margin targets will be achieved within the term of the options and records stock-based compensation expense related to such options based on this assessment. However, the margin targets have not been achieved and, accordingly, no such options have vested.

2001 Picor Plan
Named Executive Officer	Number of Shares Underlying Unexercised Options Exercisable(1)	Number of Shares Underlying Unexercised Options Unexercisable(1)(2)	Option Exercise Price per Share	Option Expiration Date
James A. Simms	200,000	—	$0.57	11/1/2020
Claudio Tuozzolo	125,000	—	1.01	6/12/2018
	1,329,340	—	0.57	11/1/2020
	202,596	50,648	0.64	6/18/2022
	—	150,000	0.88	9/13/2023
	246,400	369,600	0.41	4/14/2024
	9,600	14,400	0.41	9/10/2024

(1)	Generally, stock options awarded under the 2001 Picor Plan become exercisable in five equal annual installments beginning on the first anniversary of the date of grant.

(2)	The unexercisable option vesting schedule under the 2001 Picor Plan is as follows as of December 31, 2016:

Named Executive Officer	Grant Date	Underlying Shares	Vesting Date
Claudio Tuozzolo	6/18/2012	50,648	6/18/2017
	4/14/2014	123,200	4/14/2017
	4/14/2014	123,200	4/14/2018
	4/14/2014	123,200	4/14/2019
	9/10/2014	4,800	9/10/2017
	9/10/2014	4,800	9/10/2018
	9/10/2014	4,800	9/10/2019
	9/13/2016	30,000	9/13/2017
	9/13/2016	30,000	9/13/2018
	9/13/2016	30,000	9/13/2019
	9/13/2016	30,000	9/13/2020
	9/13/2016	30,000	9/13/2021

POTENTIAL PAYMENTS UPON TERMINATION, UPON A CHANGE OF CONTROL, AND UPON TERMINATION FOLLOWING A CHANGE OF CONTROL

As all of our employees are employees-at-will, no amounts become due or payable to any of our executives upon termination of employment, regardless of whether a change of control has occurred. However, each of the Vicor 2000 Plan, the 2007 VI Chip Plan, and the 2001 Picor Plan provides that all unvested options thereunder will become vested and exercisable as of a change of control, as defined in each of the plans. Accordingly, our Named Executive Officers would have received the amounts set forth below based on the vesting of their unvested options had a change of control of the Corporation occurred on December 31, 2016. All amounts below relate to unvested stock options under the Vicor 2000 Plan because, on December 31, 2016, all stock options outstanding under the 2007 VI Chip Plan and the 2001 Picor Plan has an exercise price greater than the fair value of the shares.

Vicor 2000 Plan
Named Executive Officer	Number of Unvested Options as of December 31, 2016(1)	Intrinsic Value of Unvested Options as of December 31, 2016(2)
Philip D. Davies	45,553	$291,775
Michael S. McNamara	44,000	202,470
James A. Simms	59,951	385,490
Claudio Tuozzolo	31,222	238,487

(1)	Excludes unvested options with exercise prices exceeding the market value of the Corporation’s stock as of December 31, 2016.

(2)	Calculated as the aggregate amount by which the fair market value as of December 30, 2016 (the last business day of 2016) of the shares underlying the unvested options (i.e., the product of the closing price of a share of Common Stock as reported on the NASDAQ-GS on that date, $15.10, and the number of unvested options) exceeded the aggregate exercise price of the unvested options as of that date.

DIRECTORS’ COMPENSATION FOR FISCAL 2016

Overview of Director Compensation

The level of compensation of non-employee Directors is reviewed on an annual basis by the Board as a whole. To determine the appropriateness of the current level of compensation for non-employee Directors, the Board reviews data from a number of different sources including publicly available data describing director compensation in peer companies.

Non-employee Directors are compensated through a combination of cash payments and awards of options for the purchase of our Common Stock. Each non-employee Director receives a quarterly retainer of $7,500 for his or her services. Expenses incurred by non-employee Directors in attending Board and committee meetings are reimbursed by the Corporation.

Directors who are employees do not receive cash compensation for service on the Board.

Additionally, each Director (including Directors that are employees), other than any Director holding in excess of 10% of the total number of shares of the capital stock of the Corporation (i.e., Dr. Vinciarelli), receives an annual grant of non-qualified stock options following the Annual Meeting of Stockholders under the Vicor 2000 Plan. Currently, the formula to calculate the stock option award is $50,000 divided by the closing price of a share of Common Stock as reported on the NASDAQ-GS on the day of the Annual Meeting of Stockholders. Accordingly, on June 17, 2016, each Director, other than Dr. Vinciarelli, was awarded non-qualified stock options to purchase up to 4,713 shares of Common Stock at an exercise price of $10.61 per share. Stock options granted to Directors as compensation for their service on the Board vest at a rate of 20% per year on each of five successive anniversaries of the date of award.

The table below reflects Director compensation for fiscal 2016:

Director	Fees Earned or Paid in Cash(3)	Option Awards(1)(2)	Total Compensation
Samuel J. Anderson	$30,000	$23,782	$53,782
Jason L. Carlson	30,000	23,782	53,782
Estia J. Eichten	30,000	23,782	53,782
Liam K. Griffin	30,000	23,782	53,782
H. Allen Henderson	26,465	23,782	50,247
Barry Kelleher	—	23,782	23,782
David T. Riddiford	30,000	23,782	53,782

(1)	These amounts reflect the aggregate grant date fair value of stock option awards granted during 2016. Refer to Note 3, “Stock-Based Compensation and Employee Benefit Plans”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2016, filed on March 7, 2017, for the relevant assumptions used to determine the valuation of option awards.

(2)	Option awards granted to James A. Simms and Claudio Tuozzolo, who are both employees and Directors, are described in the Summary Compensation Table for Fiscal 2016 and the Grants of Plan-Based Awards for Fiscal 2016 table.

(3)	The cash component of Mr. Henderson’s compensation for 2016 reflects his retirement from the Corporation in February of that year and his immediate appointment thereafter to the Board. Mr. Kelleher did not receive Director cash compensation in 2016 as he was an employee of the Corporation for all of 2016.

(4)	The aggregate grant date fair value and aggregate number of stock options awarded and outstanding as of December 31, 2016 was as follows:

Name	Grant Date Fair Value of Stock Options	Number of Awards Outstanding
Samuel J. Anderson	$101,448	29,357
Jason L. Carlson	122,979	45,941
Estia J. Eichten	111,289	39,165
Liam K. Griffin	167,570	45,941
H. Allen Henderson	122,232	36,378
Barry Kelleher	86,058	20,927
David T. Riddiford	111,289	39,165

	$822,865	256,874

PROPOSAL TWO

ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Board is requesting non-binding, advisory approval by Stockholders of the compensation of the Corporation’s Named Executive Officers, as disclosed in this Proxy Statement (referred to as “Say on Pay”), including the Compensation Discussion and Analysis section (“CD&A”), compensation tables, and accompanying narrative disclosures.

The primary objective of the Corporation’s compensation programs is to attract, motivate, and retain highly qualified and productive employees using a combination of cash and equity based rewards intended to motivate and reward superior performance. Salaries and, in appropriate circumstances, cash bonuses encourage effective performance relative to current plans and objectives, while stock options may be utilized to attract new employees, reward outstanding performers, promote longer-term focus, and more closely align the interests of employees with those of Stockholders. The Board believes the Corporation’s approach to compensation provides appropriate incentives and is aligned with profitable execution of our strategy and long-term financial and operational goals.

The Compensation Committee has approved the compensation of our Named Executive Officers, and the description thereof, as described herein.

Because this vote is advisory, its outcome will not be binding upon the Compensation Committee or the Corporation. However, the Compensation Committee will take the outcome of the vote into account when making future decisions regarding executive compensation. The affirmative vote of a majority in voting power of the Common Stock and Class B Common Stock casting a vote on the proposal, voting together as a single class is required to approve this proposal.

The Board unanimously recommends a vote FOR approval of the compensation paid to the Corporation’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

PROPOSAL THREE

ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER VOTES

ON EXECUTIVE COMPENSATION

The Board is asking Stockholders to advise the Corporation as to how frequently they wish to cast an advisory vote on the compensation of the Corporation’s Named Executive Officers: every year, every two years, or every three years.

In 2011, the Corporation’s Stockholders voted to have an advisory vote on executive compensation every three years. The Board continues to believe that setting a three year period between stockholder votes will provide a clear, simple means for the Board to obtain information on investor sentiment about executive compensation. An advisory vote every three years will be the most effective timeframe for the Board to respond to stockholder feedback with sufficient time to engage with Stockholders to understand and respond to the vote results. The Board is concerned an annual vote could encourage a short-term approach to the Corporation’s compensation plans, based on short-term business or market conditions. The Board strives to encourage a long-term focus among the Corporation’s executives by, for example, making equity awards that vest over long periods (generally five years). The Board believes a vote on the Corporation’s compensation by its Stockholders every three years will encourage Stockholders to take the same long-term approach to the Corporation’s compensation programs taken by its executives and the Compensation Committee.

This is an advisory vote, which means this proposal is not binding on the Corporation. However, the Corporation’s Compensation Committee values the opinions expressed by Stockholders and expects to implement the frequency of vote receiving the most support from the Corporation’s Stockholders. While the Board believes a vote once every three years is the best choice for the Corporation, you are not voting to approve or disapprove the Board’s recommendation of three years, but rather to make your own choice among a vote once every year, every two years or every three years. You may also abstain from voting on this item.

The Board unanimously recommends a vote FOR a vote on the Corporation’s executive compensation program once every THREE years.

PROPOSAL FOUR

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED

2000 STOCK OPTION AND INCENTIVE PLAN OF VICOR CORPORATION

The Board is requesting approval by Stockholders of the amendment and restatement of the Vicor Corporation Amended and Restated 2000 Stock Option and Incentive Plan (the “Vicor 2000 Plan”) to increase the total number of shares of Common Stock reserved for issuance under the Vicor 2000 Plan from 4,000,000 to 10,000,000 shares. On April 26, 2017, the Board approved the amendment and restatement of the Vicor 2000 Plan, subject to the Stockholder approval sought with this proposal. The Board believes the proposed increase is necessary and prudent to allow the Corporation to address possible future needs for higher volumes of awards under the Vicor 2000 Plan to accommodate our compensation objectives or potential internal restructuring transactions.

The purpose of the Vicor 2000 Plan is to provide incentives to officers, key employees of the Corporation and its subsidiaries and other persons who contribute and are expected to contribute materially to the success of the Corporation. The Vicor 2000 Plan provides a means of rewarding performance and to enhance the interest of such individuals in the Corporation’s continued success and progress by providing them a tangible, proprietary interest in the Corporation.

Summary of the Terms of the Vicor 2000 Plan

The following is a summary of the material provisions of the Vicor 2000 Plan. A copy of the Vicor 2000 Plan is attached hereto as Appendix A and is incorporated by reference herein. This summary is qualified in its entirety by reference to the full and complete text of the Vicor 2000 Plan. Any inconsistencies between the summary and the text of the Vicor 2000 Plan will be governed by the text of the Vicor 2000 Plan.

Eligibility. Individuals eligible for award(s) under the Vicor 2000 Plan include employees and directors of the Corporation or its subsidiaries and independent third-parties considered by senior management to be significant contributors to the performance of the Corporation. Such individuals shall be identified periodically by the Corporation’s senior management, which shall recommend to the Administrator (as defined below) the authorization of specific awards for those individuals. The Administrator shall have sole responsibility for determining the eligibility of any individual subject to the senior management’s recommendation. Approximately 900 employees and four nonemployee directors are eligible to participate in the Vicor 2000 Plan.

Administration. The Vicor 2000 Plan is administered by the Board, the Compensation Committee or a sub-committee of the Compensation Committee made up of not less than two independent directors (the “Administrator”). The Administrator, in its discretion, may grant a variety of stock incentive awards based on the Common Stock of the Corporation. The Administrator has full power to select, from among the individuals eligible for awards, those to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Vicor 2000 Plan. The Administrator may permit Common Stock, and other amounts payable pursuant to an award, to be deferred. In such instances, the Administrator may permit interest, dividends or deemed dividends to be credited to the amount of deferrals.

Shares Reserved under the Vicor 2000 Plan. Under the Vicor 2000 Plan prior to the currently proposed amendment and restatement, an aggregate of 4,000,000 shares of Common Stock were reserved for issuance under the Vicor 2000 Plan, subject to the adjustments described below. Following approval of the Vicor 2000 Plan, the number of shares of Common Stock issuable pursuant to all awards granted under the Vicor 2000 Plan may not exceed 10,000,000 shares of Common Stock. This is a 6,000,000 increase in the number of shares reserved from the number of shares that were previously reserved under the Vicor 2000 Plan. For purposes of calculating the number of shares of Common Stock available for issuance under the Vicor 2000 Plan, if any award is forfeited, canceled, lapses, or terminates for any reason other than exercise, the shares of Common Stock associated with that award shall revert to and again become available for issuance under the Vicor 2000 Plan.

The Administrator will make appropriate adjustments in outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation, sale of the Corporation or similar event, as of the effective date of such transaction, all options and SARs shall become fully exercisable and all other awards shall become fully vested, except as the Committee may otherwise determine with respect to particular awards. Unless provision is made in connection with such a transaction for the assumption of outstanding awards or the substitution of such awards with new awards, the Vicor 2000 Plan and all outstanding options and awards shall terminate.

As of December 31, 2016, 1,696,222 shares of Common Stock were associated with stock options outstanding under the Vicor 2000 Plan, possessing a weighted-average exercise price of $8.82 per share. As of that date, 923,440 shares remained available for issuance under the Vicor 2000 Plan, out of the 4,000,000 shares originally allocated. No other stock options or other equity-based awards granted under prior Corporation stock option plans were outstanding as of that date.

Based solely on the closing price of Common Stock as reported on the NASDAQ-GS (as defined below) on April 26, 2017 of $18.55 per share, the maximum aggregate market value of the additional 6,000,000 shares of Common Stock reserved for issuance under the Vicor 2000 Plan as amended and restated would be $111,300,000.

Award Limits. To qualify options granted under the Vicor 2000 Plan as “performance-based” compensation under Section 162(m) of the Code, the Vicor 2000 Plan must establish limits on the number of options that may be granted to a particular participant. Under the Vicor 2000 Plan, no more than 100,000 shares of Common Stock may be issued to any one individual in the form of stock options or stock appreciation rights during any one calendar year period or unrestricted stock awards, restricted stock awards or performance share awards, except to the extent such awards are granted in lieu of compensation or fees, as determined by the Compensation Committee.

Types of Awards. The Administrator may grant the following types of awards to eligible individuals:

•

Stock Options. The Vicor 2000 Plan permits the granting of options to purchase Common Stock that do not qualify as incentive stock options under Section 422 of the Code (“non-qualified options”). The option exercise price of each option will be determined by the Administrator, but it may not be less than 85% of the fair market value of the Common Stock on the date of grant in the case of non-qualified options or, in the case of non-qualified options intended to be qualified as performance-based compensation under Section 162(m) of the Code, not less than 100% of such fair market value.

The term of each option will be fixed by the Administrator. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the Vicor 2000 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Administrator or, if the Administrator so permits, by delivery of shares of Common Stock that have been beneficially owned by the optionee for at least six (6) months. The exercise price may also be delivered to the Corporation by a broker pursuant to irrevocable instructions to the broker from the optionee.

At the discretion of the Administrator, stock options granted under the Vicor 2000 Plan may include a “re-load” feature pursuant to which an optionee exercising an option by the delivery of shares of Common Stock would automatically be granted an additional stock option (with an exercise price equal to the fair market value of the Common Stock on the date the additional stock option is granted) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original stock option. The purpose of this feature is to enable participants to maintain any equity interest in the Corporation without dilution.

•	Stock Options Granted to Independent Directors. The Administrator may grant non-qualified options to Independent Directors in its discretion.

•

Stock Appreciation Rights. The Administrator may award a stock appreciation right (“SAR”) either as a freestanding award or in tandem with a stock option. Upon exercise of the SAR, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share specified in the related stock option (or, in the case of a freestanding SAR, the price per share specified in such right, which price may not be less than 100% of the fair market value of the Common Stock on the date of grant) times the number of shares of Common Stock with respect to which the SAR is exercised. This amount may be paid in cash, Common Stock, or a combination thereof, as determined by the Administrator. If the SAR is granted in tandem with a stock option, exercise of the SAR cancels the related option to the extent of such exercise.

•

Restricted Stock. The Administrator may award shares of Common Stock to participants subject to such conditions and restrictions as the Administrator may determine (“restricted stock”). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment (or other business relationship) with the Corporation through a specified restricted period. The purchase price of shares of restricted stock will be determined by the Administrator. If the performance goals and other restrictions are not attained, the participants will forfeit their awards of restricted stock.

•

Deferred Stock Awards. The Corporation may award phantom stock units to a participant, subject to such conditions and restrictions as the Administrator may determine (“Deferred Stock Awards”). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment. During the deferral period, the participant shall have no rights as a stockholder, but may be credited with dividend equivalent rights (as described below) with respect to the phantom stock units underlying his or her Deferred Stock Award. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the participant in the form of shares of Common Stock. In addition, the Administrator may permit a participant to elect to receive a portion of the cash compensation or restricted stock otherwise due to such participant in the form of a Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

•

Unrestricted Stock. The Administrator may grant shares (at no cost or for a purchase price determined by the Administrator) that are free from any restrictions under the Vicor 2000 Plan. Unrestricted stock may be issued to employees and key persons in recognition of past services or other valid consideration, and may be issued in lieu of cash bonuses to be paid to such employees and key persons.

Subject to the consent of the Administrator, an employee or key person of the Corporation may make an advance irrevocable election to receive a portion of his compensation in unrestricted stock (valued at fair market value on the date the cash compensation would otherwise be paid).

•

Performance Share Awards. The Administrator may grant performance share awards to employees or other key persons entitling the recipient to receive shares of Common Stock upon the achievement of individual or Corporation performance goals and such other conditions as the Administrator shall determine (“performance share awards”).

•

Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights, which entitle the recipient to receive credits for dividends that would have been paid if the recipient had held specified shares of Common Stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalents credited under the Vicor 2000 Plan may be paid currently or be deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue additional dividend equivalents at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under the Corporation’s dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares, or a combination thereof, in a single installment or installments, as specified in the award. Awards payable in cash on a deferred basis may provide for crediting and payment of interest equivalents.

Tax Withholding. Participants under the Vicor 2000 Plan are responsible for the payment of any federal, state or local taxes that the Corporation is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum statutory tax withholding obligations satisfied either by authorizing us to withhold shares of Common Stock to be issued to an option exercise or other award, or by transferring to the Corporation shares of Common Stock having a value equal to the amount of such taxes.

Change Of Control. The Vicor 2000 Plan provides that in the event of a “Change of Control” (as defined in the Vicor 2000 Plan) of the Corporation, all stock options and stock appreciation rights shall automatically become fully exercisable. In addition, at any time prior to or after a Change of Control, the Administrator may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate.

Amendment or Termination of Plan. The Board may at any time amend or discontinue the Vicor 2000 Plan and the Committee may at any time amend or cancel outstanding awards for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder’s consent. Further, the Vicor 2000 Plan amendments shall be subject to approval by the Corporation’s stockholders under circumstances specified in the Vicor 2000 Plan or otherwise required by applicable laws or listing standards.

Certain U.S. Federal Tax Implications

The following summarizes certain federal income tax consequences relating to the Vicor 2000 Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Vicor 2000 Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Options. The grant of a stock option under the Vicor 2000 Plan will create no income tax consequences to the Corporation or the participant. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Corporation will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of Common Stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, that is the fair market value of the Common Stock on the exercise date.

Stock Appreciation Rights. The grant of a stock appreciation right under the Vicor 2000 Plan will create no income tax consequences to the Corporation or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our Common Stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the Common Stock on the exercise date).

Restricted Stock. Generally, a participant will not recognize income and the Corporation will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. The Corporation will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and the Corporation will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then the Corporation will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Corporation. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, the Corporation would then be required to include as ordinary income the amount of any deduction the Corporation originally claimed with respect to such shares.

Unrestricted Stock. Generally, a participant will recognize ordinary income, and the Corporation will be entitled to a corresponding deduction in the same amount, at the time an award of unrestricted stock is made.

Upon the participant’s subsequent disposition of the shares of stock, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, the fair market value of the Common Stock on the grant date.

Performance Shares. The grant of performance shares will create no income tax consequences for the Corporation or the participant. In general, upon the participant’s receipt of payment at the end of the applicable performance period, the participant will recognize ordinary income equal to the cash or the fair market value of the shares received. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Dividend Equivalent Units. A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or Common Stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority in voting power of the Common Stock and Class B Common Stock casting a vote on the proposal at the Annual Meeting, voting together as a single class, is required to approve the amendment and restatement of the Vicor 2000 Plan. Abstentions and broker non-votes will not affect the voting results for this proposal.

THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN OF VICOR CORPORATION.

PROPOSAL FIVE

APPROVAL OF THE AMENDED AND RESTATED

2007 STOCK OPTION AND INCENTIVE PLAN OF VI CHIP CORPORATION

The Board has proposed approval of the Amended and Restated VI Chip Corporation 2007 Stock Option and Incentive Plan (the “2007 VI Chip Plan”). VI Chip amended and restated the 2007 VI Chip Plan primarily to increase the number of shares available for issuance under the 2007 VI Chip Plan by 2,000,000 shares, and increase the maximum number of shares with respect to which options can be granted to a participant in any given year.

Stockholder approval of the 2007 VI Chip Plan will also constitute approval of the material terms of the performance goals under the 2007 VI Chip Plan for purposes of qualifying options granted under the 2007 VI Chip Plan as “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as described further below.

Summary of the Terms of the 2007 VI Chip Plan

The following is a summary of the material provisions of the 2007 VI Chip Plan. A copy of the 2007 VI Chip Plan is attached hereto as Appendix B and is incorporated by reference herein. This summary is qualified in its entirety by reference to the full and complete text of the 2007 VI Chip Plan. Any inconsistencies between the summary and the text of the 2007 VI Chip Plan will be governed by the text of the 2007 VI Chip Plan.

Eligibility. Any person who is a current or prospective full or part-time officer, employee, consultant or director of VI Chip and its affiliates, including the Corporation, is eligible for selection by the Administrator for the grant of an award, including an option award, under the 2007 VI Chip Plan. Currently, there are approximately 211 employees and 4 nonemployee directors eligible to participate in the 2007 VI Chip Plan. There are currently no other service providers eligible to receive an award under the 2007 VI Chip Plan.

Administration. Currently, the Board of Directors of VI Chip has delegated administrative responsibility under the 2007 VI Chip Plan to the Compensation Committee, with authority to act as the Administrator. The Administrator is authorized, among other things, to select the participants to receive an award under the 2007 VI Chip Plan, determine the terms of such awards, modify the terms and conditions of any award, and interpret the terms and provisions of the 2007 VI Chip Plan.

Shares Reserved under the 2007 VI Chip Plan. Under the 2007 VI Chip Plan prior to the currently proposed amendment and restatement, an aggregate of 12,000,000 shares of VI Chip common stock were reserved for issuance under the 2007 VI Chip Plan, subject to the adjustments described below. Following approval of the 2007 VI Chip Plan, the number of shares of stock issuable pursuant to all awards granted under the 2007 VI Chip Plan may not exceed 14,000,000 shares of VI Chip common stock. This is a 2,000,000 increase in the number of shares reserved from the number of shares that were previously reserved under the 2007 VI Chip Plan.

The number of shares issued or reserved may be adjusted in certain circumstances, including stock splits, stock dividends, reorganizations, recapitalizations, and similar events. Shares underlying awards that are forfeited, canceled, reacquired by VI Chip, satisfied without issuance of stock or otherwise terminated will be added back to the shares otherwise available for issuance under the 2007 VI Chip Plan. As of April 26, 2017, there were 9,910,750 shares subject to outstanding awards under the 2007 VI Chip Plan (all of which were subject to stock options) and 2,082,650 shares remaining available for future awards under the 2007 VI Chip Plan. The weighted average exercise price of the outstanding stock options as of such date was $1.00 and the average remaining term of such stock options was 1.6 years. The fair market value of a share of VI Chip common stock as of such date was $0.96.

Award Limits. To qualify options granted under the 2007 VI Chip Plan as “performance-based” compensation under Section 162(m) of the Code, the 2007 VI Chip Plan must establish limits on the number of options that may be granted to a particular participant. Under the 2007 VI Chip Plan, no participant may be granted stock options with respect to more than 5,500,000 shares of VI Chip common stock in any fiscal year of VI Chip.

Types of Awards. The Administrator may grant the following types of awards to eligible individuals:

•

Stock Options. A stock option permits the award holder to purchase shares of VI Chip’s common stock in the future at a fixed price. The Administrator has the discretion to determine all terms and conditions of a grant of stock options, including the exercise price, the vesting schedule, and the term of the option, except that the exercise price must be at least equal to the fair market value of a share of VI Chip’s common stock as determined on the date of grant.

•

Restricted Stock. A holder of a restricted stock award immediately receives shares of VI Chip’s common stock, which shares are subject to restrictions on transferability and subject to forfeiture based on certain conditional events.

•	Unrestricted Stock. The Administrator may also grant unrestricted stock, pursuant to which such recipient may receive shares of stock free of any vesting restrictions.

Effect of Termination of Employment. In general, an award granted under the 2007 VI Chip Plan will be forfeited upon the participant’s termination of employment, subject to certain exceptions found in the 2007 VI Chip Plan.

Change Of Control. The 2007 VI Chip Plan provides that in the event of a merger or other change in control transaction (as defined in the 2007 VI Chip Plan), all stock options will automatically become fully exercisable, and all other awards will become fully vested.

Amendment or Termination of Plan. The Board of Directors of VI Chip may at any time amend or discontinue the 2007 VI Chip Plan and the Administrator may at any time amend or cancel outstanding awards for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder’s consent.

Certain U.S. Federal Tax Implications

The following summarizes certain federal income tax consequences relating to the 2007 VI Chip Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2007 VI Chip Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Options. The grant of a stock option under the 2007 VI Chip Plan will create no income tax consequences to the Corporation or the participant. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of VI Chip’s common stock at such time over the exercise price. The Corporation will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of VI Chip’s common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, that is the fair market value of VI Chip’s common stock on the exercise date.

Restricted Stock. Generally, a participant will not recognize income and the Corporation will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. The Corporation will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of VI Chip’s common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and the Corporation will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then the Corporation will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Corporation. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, the Corporation would then be required to include as ordinary income the amount of any deduction the Corporation originally claimed with respect to such shares.

Unrestricted Stock. Generally, a participant will recognize ordinary income, and the Corporation will be entitled to a corresponding deduction in the same amount, at the time an award of unrestricted stock is made. Upon the participant’s subsequent disposition of the shares of stock, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, the fair market value of VI Chip’s common stock on the grant date.

Code Section 162(m). Stockholder approval of the 2007 VI Chip Plan at the Annual Meeting will constitute approval of the material terms of the performance goals of the 2007 VI Chip Plan for purposes of qualifying compensation under the 2007 VI Chip Plan as “performance-based” within the meaning of Code Section 162(m). This is important because Section 162(m) of the Code limits the corporate tax deduction to $1,000,000 for compensation paid annually to any one of the Corporation’s Named Executive Officers (other than the Chief Financial Officer), unless the compensation meets certain requirements to qualify as performance-based compensation. One of the requirements that must be satisfied to qualify compensation as performance-based is that the material terms of the performance goals under which the compensation is to be paid be disclosed to and approved by the Corporation’s stockholders at least once every five years. Stockholder approval of the 2007 VI Chip Plan will constitute approval of each of the material terms of the 2007 VI Chip Plan for purposes of Section 162(m) of the Code.

New Plan Benefits

The table below sets forth information concerning the option awards that will be granted under the 2007 VI Chip Plan if the Corporation’s stockholders approve the 2007 VI Chip Plan.

Amended and Restated 2007 VI Chip Plan
Name & Position	Strike Price Per Share ($)	Number of Options
Patrizio Vinciarelli Chairman of the Board, President and Chief Executive Officer	$0.96	5,500,000
Michael S. McNamara Corporate Vice President and General Manager, Operations	$0.96	125,000
Joseph A. Jeffery, Jr. Corporate Vice President, Chief Information Officer	$0.96	50,000
Sean Crilly Corporate Vice President, Engineering, Power Systems	$0.96	30,000
Nancy Grava Corporate Vice President, Human Resources	$0.96	30,000
Richard J. Nagel, Jr. Corporate Vice President, Chief Accounting Officer	$0.96	25,000
All executive officers as a group (6 persons)	$0.96	5,760,000
All non-executive directors as a group (0 persons)		0
All employees, excluding executive officers, as a group (211 persons)	$0.96	4,075,000

Except for awards disclosed above, we cannot currently determine the awards that may be granted under the 2007 VI Chip Plan in the future to the executive officers named in this proxy or to other officers, employees or other persons. The Administrator will make such determinations from time to time.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority in voting power of the Common Stock and Class B Common Stock casting a vote on the proposal at the Annual Meeting, voting together as a single class, is required to approve the

2007 VI Chip Plan, including the terms of the material performance goals under the 2007 VI Chip Plan. Abstentions and broker non-votes will not affect the voting results for this proposal.

THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 2007 VI CHIP PLAN, INCLUDING THE TERMS OF THE MATERIAL PERFORMANCE GOALS UNDER THE 2007 VI CHIP PLAN.

PROPOSAL SIX

APPROVAL OF THE AMENDED AND RESTATED

2001 STOCK OPTION AND INCENTIVE PLAN OF PICOR CORPORATION

The Board has proposed approval of the Amended and Restated Picor Corporation 2001 Stock Option and Incentive Plan (the “2001 Picor Plan”).

Stockholder approval of the 2001 Picor Plan will also constitute approval of the material terms of the performance goals under the 2001 Picor Plan for purposes of qualifying options granted under the 2001 Picor Plan as “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as described further below.

Summary of the Terms of the 2001 Picor Plan

The following is a summary of the material provisions of the 2001 Picor Plan. A copy of the 2001 Picor Plan is attached hereto as Appendix C and is incorporated by reference herein. This summary is qualified in its entirety by reference to the full and complete text of the 2001 Picor Plan. Any inconsistencies between the summary and the text of the 2001 Picor Plan will be governed by the text of the 2001 Picor Plan.

Eligibility. Any person who is a current or prospective full or part-time officer, employee, consultant or director of Picor and its affiliates, including the Corporation, is eligible for selection by the Administrator for the grant of an award, including an option award, under the 2001 Picor Plan. Currently, there are approximately 54 employees and 5 nonemployee directors eligible to participate in the 2001 Picor Plan. There are currently no other service providers eligible to receive an award under the 2001 Picor Plan.

Administration. Currently, the Board of Directors of Picor has delegated administrative responsibility under the 2001 Picor Plan to the Compensation Committee, with authority to act as the Administrator. The Administrator is authorized, among other things, to select the participants to receive an award under the 2001 Picor Plan, determine the terms of such awards, modify the terms and conditions of any award, and interpret the terms and provisions of the 2001 Picor Plan.

Shares Reserved under the 2001 Picor Plan. Under the 2001 Picor Plan, an aggregate of 20,000,000 shares of Picor common stock were reserved for issuance under the 2001 Picor Plan, subject to the adjustments described below.

The number of shares issued or reserved may be adjusted in certain circumstances, including stock splits, stock dividends, reorganizations, recapitalizations, and similar events. Shares underlying awards that are forfeited, canceled, reacquired by Picor, satisfied without issuance of stock or otherwise terminated will be added back to the shares otherwise available for issuance under the 2001 Picor Plan. As of April 26, 2017, there were 9,529,987 shares subject to outstanding awards under the 2001 Picor Plan (all of which were subject to stock options) and 7,655,533 shares remaining available for future awards under the 2001 Picor Plan. The weighted average exercise price of the outstanding stock options as of such date was $0.62 and the average remaining term of such stock options was 4.2 years. The fair market value of a share of Picor common stock as of such date was $0.62.

Award Limits. To qualify options granted under the 2001 Picor Plan as “performance-based” compensation under Section 162(m) of the Code, the 2001 Picor Plan must establish limits on the number of options that may be granted to a particular participant. Under the 2001 Picor Plan, no participant may be granted stock options with respect to more than 1,600,000 shares of Picor common stock in any fiscal year of Picor.

Types of Awards. The Administrator may grant the following types of awards to eligible individuals:

•

Stock Options. A stock option permits the award holder to purchase shares of Picor’s common stock in the future at a fixed price. The Administrator has the discretion to determine all terms and conditions of a grant of stock options, including the exercise price, the vesting schedule, and the term of the option, except that the exercise price must be at least equal to the fair market value of a share of Picor’s common stock as determined on the date of grant.

•

Restricted Stock. A holder of a restricted stock award immediately receives shares of Picor’s common stock, which shares are subject to restrictions on transferability and subject to forfeiture based on certain conditional events.

•	Unrestricted Stock. The Administrator may also grant unrestricted stock, pursuant to which such recipient may receive shares of stock free of any vesting restrictions.

Effect of Termination of Employment. In general, an award granted under the 2001 Picor Plan will be forfeited upon the participant’s termination of employment, subject to certain exceptions found in the 2001 Picor Plan.

Change Of Control. The 2001 Picor Plan provides that in the event of a merger or other change in control transaction (as defined in the 2001 Picor Plan), all stock options will automatically become fully exercisable, and all other awards will become fully vested.

Amendment or Termination of Plan. The Board of Directors of Picor may at any time amend or discontinue the 2001 Picor Plan and the Administrator may at any time amend or cancel outstanding awards for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder’s consent.

Certain U.S. Federal Tax Implications

The following summarizes certain federal income tax consequences relating to the 2001 Picor Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2001 Picor Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Options. The grant of a stock option under the 2001 Picor Plan will create no income tax consequences to the Corporation or the participant. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of Picor’s common stock at such time over the exercise price. The Corporation will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of Picor’s common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, that is the fair market value of Picor’s common stock on the exercise date.

Restricted Stock. Generally, a participant will not recognize income and the Corporation will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. The Corporation will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of Picor’s common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and the Corporation will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then the Corporation will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Corporation. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, the Corporation would then be required to include as ordinary income the amount of any deduction the Corporation originally claimed with respect to such shares.

Unrestricted Stock. Generally, a participant will recognize ordinary income, and the Corporation will be entitled to a corresponding deduction in the same amount, at the time an award of unrestricted stock is made. Upon the participant’s subsequent disposition of the shares of stock, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, the fair market value of Picor’s common stock on the grant date.

Code Section 162(m). Stockholder approval of the 2001 Picor Plan at the Annual Meeting will constitute approval of the material terms of the performance goals of the 2001 Picor Plan for purposes of qualifying compensation under the 2001 Picor Plan as “performance-based” within the meaning of Code Section 162(m). This is important because Section 162(m) of the Code limits the corporate tax deduction to $1,000,000 for compensation paid annually to any one of the Corporation’s Named Executive Officers (other than the Chief Financial Officer), unless the compensation meets certain requirements to qualify as performance-based compensation. One of the requirements that must be satisfied to qualify compensation as performance-based is that the material terms of the performance goals under which the compensation is to be paid be disclosed to and approved by the Corporation’s stockholders at least once every five years. Stockholder approval of the 2001 Picor Plan will constitute approval of each of the material terms of the 2001 Picor Plan for purposes of Section 162(m) of the Code.

New Plan Benefits

The table below sets forth information concerning the option awards that will be granted under the 2001 Picor Plan if the Corporation’s stockholders approve the 2001 Picor Plan.

Amended and Restated 2001 Picor Plan
Name & Position	Strike Price Per Share ($)	Number of Options
Claudio Tuozzolo Corporate Vice president and President of Picor Corporation	$0.62	125,000
All executive officers as a group (1 persons)	$0.62	125,000
All non-executive directors as a group (0 persons)		0
All employees, excluding executive officers, as a group (31 persons)	$0.62	538,000

Except for awards disclosed above, we cannot currently determine the awards that may be granted under the 2001 Picor Plan in the future to the executive officers named in this proxy or to other officers, employees or other persons. The Administrator will make such determinations from time to time.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority in voting power of the Common Stock and Class B Common Stock casting a vote on the proposal at the Annual Meeting, voting together as a single class, is required to approve the 2001 Picor Plan, including the terms of the material performance goals under the 2001 Picor Plan. Abstentions and broker non-votes will not affect the voting results for this proposal.

THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 2001 PICOR PLAN, INCLUDING THE TERMS OF THE MATERIAL PERFORMANCE GOALS UNDER THE 2001 PICOR PLAN.

PROPOSAL SEVEN

APPROVAL OF ADOPTION

VICOR CORPORATION 2017 EMPLOYEE STOCK PURCHASE PLAN

The Board is requesting approval by Stockholders of the Corporation’s adoption of the Vicor Corporation 2017 Employee Stock Purchase Plan, (the “ESPP”). On April 26, 2017, the Board, with Directors Simms and Tuozzolo abstaining due to their eligibility to participate in the ESPP, approved the adoption of the ESPP. If this proposal is approved, the ESPP will be implemented effective as of the date of the Annual Meeting.

Through voluntary participation in an ESPP satisfying the requirements of Sections 421 and 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), an employee subject to U.S. tax law may purchase shares of stock of his or her employer at a discount from the fair market value of those shares and, if certain holding period requirements are met, receive preferred tax treatment upon sale of such shares.

The Board believes the ESPP will become an important part of the Corporation’s overall compensation program, as the ESPP is intended to improve the Corporation’s ability to attract, retain, and motivate eligible employees, and further align the interests of eligible employees with those of our Stockholders. In its assessment of the ESPP prior to voting on its approval, the full Board assessed, among other considerations: the overall effectiveness of the Corporation’s compensation and benefits practices and policies; the historical levels of employee participation in the Corporation’s existing stock option plans; the historical price performance of shares of the Corporation’s common stock, relative to such plans and participation levels; the potential participation in the ESPP, reflecting regulatory eligibility requirements, the regulatory limits on employee contributions, and similar plans offered by public companies; the potential dilutive effect of adopting such a plan; and the financial reporting and tax consequences of adopting such a plan. The Board also assessed the implications for compliance with federal tax regulations if participation in such a plan were made available to resident employees of the Corporation’s subsidiaries domiciled and operating in foreign jurisdictions.

The Board is seeking Stockholder approval of the ESPP to satisfy requirements of Sections 421 and 423 of the Code, as the Corporation intends for the ESPP to qualify as an “employee stock purchase plan” under Section 423 of the Code. Listing Rule 5635(c)(2) under the Nasdaq Rules states Stockholder approval is not required for a tax qualified, non-discriminatory employee benefit plan (i.e., an employee stock purchase plan meeting the requirements of Section 423 of the Code).

Because the following discussion is limited, it may not contain all the information that a Stockholder may consider important. As such, a Stockholder should read carefully the full plan document, the text of which is attached as Appendix D and incorporated into this Proxy Statement by reference, before deciding how to vote on this proposal.

Summary of Key Terms of the ESPP

The following summary of the key terms of the ESPP is qualified in its entirety by reference to the plan document, attached as Appendix D and incorporated into this Proxy Statement by reference. Certain important terms used in this discussion are defined in the ESPP. Such terms, when used here, are shown initially in quotation marks (e.g., “ESPP Shares,” used in reference to shares of the Corporation’s Common Stock issued pursuant to the ESPP) and, throughout this summary, reflect the definitions set forth in the full text of the plan document attached as Appendix D.

General. The purpose of the ESPP is to allow eligible employees of the Corporation and its designated subsidiaries (the “Participants,” or, if an individual, the “Participant”) to voluntarily participate in the ESPP, enabling Participants to purchase shares of the Corporation’s Common Stock (“ESPP Shares”) at a discount to the market price at the time of such purchase. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. Under such a plan, the Participants will not have reportable income, and the Corporation is not entitled to a tax deduction related to compensation, upon the Option grant, the Option exercise, or the purchase of the ESPP Share(s). However, a Participant will recognize federal taxable income in the year in which such ESPP Shares are sold or transferred. (A summary of federal tax consequences is presented below.)

Administration. The ESPP will be administered by the Board, which, by resolution at the time of the ESPP’s adoption, designated the Compensation Committee of the Board as the “Administrator” under the ESPP. None of the members of the Compensation Committee is an officer or employee, or former officer or employee, of the Corporation or its subsidiaries. The Administrator has authority to establish rules and procedures for the administration of the ESPP, to interpret the terms of the ESPP, to supervise the ESPP’s overall administration and to take any other actions related to the ESPP it deems necessary or advisable. The interpretation and decisions of the Board or the Administrator with regard to the ESPP will be final and conclusive.

Effective Date, Term. Subject to Stockholder approval of the ESPP, the ESPP will become effective as of June 16, 2017, that is, as of the date of the annual meeting of Stockholders of the Corporation. The ESPP will terminate upon the earlier of (i) the date on which all shares of Common Stock available for issuance have been sold pursuant to purchase rights exercised under the ESPP or (ii) the date determined by the Board, in its sole discretion.

Function. The Administrator will determine the Offering Periods for the ESPP, which are currently anticipated to include six distinct, sequential “Offering Periods” of approximately six months each. Each

Offering Period, during which payroll deductions will be held by the Corporation to purchase ESPP Shares on behalf of a Participant, will begin on the designated “Grant Date”. At that time, the Corporation will grant to each Participant an Option exercisable at the end of the Offering Period (on the “Exercise Date”). At the end of the business day on the Exercise Date, the Administrator will determine the “Purchase Price” of an ESPP Share associated with the exercise of that Offering Period’s Option. While the Administrator may determine the length of an Offering Period and the applicable terms associated with an Option, under no circumstances may an Offering Period or an Option’s term exceed 27 months. Subject to Stockholder approval of the ESPP, the first six-month Offering Period is expected to begin on or about September 1, 2017.

Purchase Price. The ESPP provides for calculation of the Purchase Price of an ESPP Share using what is commonly referred to as a “look-back.” Using a “look-back” approach, the Administrator, at the close of business on the Exercise Date, calculates the Purchase Price of an ESPP Share to be issued to the Participant as not less than the lower of (a) eighty-five percent (85.0%) of the “Fair Market Value” on the Grant Date associated with the Offering Period or (ii) eighty-five percent (85.0%) of the Fair Market Value on that Exercise Date. Generally, the Fair Market Value of an ESPP Share will be the reported closing price for a share of Common Stock on the Nasdaq-GS for the date in question or the immediately preceding date. In the event such a closing price is not available for the date in question, the Administrator may utilize any of the valuation methods permitted under Treasury Regulation Section 20.2031-2.

Shares of Common Stock Reserved. Subject to Stockholder approval of this proposal, an aggregate of 2,000,000 shares of Common Stock has been initially reserved for issuance under the ESPP. This initial reserve represents approximately 5.1% of the total number of shares of Common Stock currently outstanding (assuming full conversion of outstanding shares of Class B Common Stock into shares of Common Stock). The shares of Common Stock reserved for purchase under the ESPP will be shares of authorized, but unissued, shares or issued shares held by the Corporation. If purchase rights granted under the ESPP terminate without being exercised, the shares of Common Stock not issued will again become available for purchase under the ESPP. As of April 26, 2017, the fair market value of one share of Common Stock was $18.55, based upon the closing price for a share of Common Stock on the Nasdaq-GS.

Eligibility. Any common law employee of the Corporation or one of the Corporation’s subsidiaries, to the extent such subsidiary is designated by the Administrator for participation in the ESPP or an Offering (each a “Designated Subsidiary”) who, in judgment of the Administrator (i) is customarily employed by the Company or such Designated Subsidiary for more than 20 hours per week and for more than five months in a calendar year, and (ii) has been so employed for at least the prior six weeks, will be eligible to participate in the ESPP. Notwithstanding the foregoing, employees who are citizens or residents of a jurisdiction other than the United States, may not be able to participate in the ESPP for a given Offering if such participation is prohibited under any applicable law or regulation of such jurisdiction or if compliance with the laws of the foreign jurisdiction would cause the ESPP to violate the Code Section 423 requirements.

If the ESPP is approved by Stockholders, approximately 875 of the employees, including nine of the officers, would initially be eligible to participate in the ESPP. Members of the Board and members of the board(s) of directors of any subsidiary of the Corporation, who are not employees as defined in the plan document, are not eligible to participate in the ESPP. Dr. Vinciarelli, due to his ownership of capital stock representing more than 5.0% of the voting control of the Corporation, shall not be eligible to participate in the ESPP.

Limitations. Notwithstanding any provisions of the ESPP to the contrary, in no event may a Participant purchase more than 2,500 ESPP Shares in any one Offering Period, irrespective of the total value of his or her payroll deductions associated with the Offering Period or the Purchase Price of the ESPP Shares, unless otherwise expressly provided by the Administrator in advance of that Offering Period.

No Participant will be granted an Option under the ESPP causing the Participant’s cumulative rights to purchase shares of the capital stock associated with all statutory options awarded under the terms of all employee stock purchase plans maintained by the Corporation and its Subsidiaries to exceed $25,000 of such shares of capital stock (determined at the time such statutory options are granted) for each calendar year.

For any Offering Period, the Administrator may determine that any individuals considered “highly compensated employees,” within the meaning of Section 414(q) of the Code, will be excluded from participating in that Offering Period.

Participation. Each Participant may authorize recurring withholding of an amount, equal to between 1.0% and up to and including 15.0% of his or her “Eligible Compensation” each pay period, to be used to purchase ESPP Shares. The Corporation shall pay no interest on withheld amounts. Participants are permitted to withdraw from the ESPP prior to the last day of an Offering Period. If a Participant does not withdraw from an Offering Period, the amount withheld for the Participant for that Offering Period will be applied automatically to purchase a whole number of ESPP Shares that may be purchased with such amount.

Withdrawal from Participation. A Participant may withdraw from participation in the ESPP at any time by written notice. In addition, a Participant’s participation in the ESPP will immediately terminate upon the Participant’s termination of employment. A Participant who withdraws from an Offering Period and remains eligible for future participation may not re-commence participation within that same Offering Period. Upon withdrawal from an Offering Period, cumulative amounts withheld in anticipation of a purchase of ESPP Shares by a Participant will be delivered to him or her as soon as practicable after such withdrawal. In the event of the termination of a Participant’s employment, cumulative amounts withheld in anticipation of a purchase of ESPP Shares by a Participant will be delivered to him or her as soon as practicable after such termination.

Administrator Adjustment Due to Changes in Capitalization. Upon (i) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, (ii) any merger, combination, consolidation, or other reorganization, (iii) any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock, (iv) any exchange of Common Stock or other securities of the Corporation, or (v) any unusual or extraordinary corporate transaction of a similar nature in respect of the Common Stock, in each case, the Administrator shall equitably and proportionately adjust (1) the number, amount, and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Options (including the specific share limits, maximums, and numbers of shares set forth in the ESPP), (2) the number, amount, and type of shares of Common Stock (or other securities or property) subject to any outstanding Options, (3) the Purchase Price associated with any outstanding Options, and/or (4) the securities, cash, or other property deliverable upon exercise or payment of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the ESPP and the then-outstanding Options.

Administrator Adjustment to Address Merger or Liquidation of Corporation. In the event the Corporation or its Stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Corporation by means of a sale, merger, or reorganization in which the Corporation will not be the surviving corporation (other than a reorganization effected primarily to change the jurisdiction in which the Corporation is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the Stockholders of the Corporation or their relative ownership, regardless of whether the Corporation is the surviving corporation) or in the event the Corporation is liquidated, then all outstanding Options under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization, or liquidation (deemed the end of the Offering Period in such case) by causing all amounts credited to each Participant’s Plan Account to be applied to purchase as many ESPP Shares pursuant to the Participant’s Option as possible at the Purchase Price, subject to the limitations set forth above.

Administrator Adjustment Required to Address Acquisitions, Sales, or Disposals. The Administrator may, in accordance with provisions of Section 423 of the Code, create special Offering Periods for individuals who become eligible to participate in the ESPP solely in connection with the acquisition of another corporation or business by merger, reorganization, or purchase of assets. Similarly, the Administrator may provide for special Exercise Dates for Participants who will cease to be Participants solely in connection with the sale or other form of disposition of all or a portion of any Designated Subsidiary or a portion of the Corporation by which the Participant is employed.

Amendment and Termination of the ESPP. The Board may, in its sole discretion, amend or terminate the ESPP at any time; provided, however, unless required by law, no amendment may be retroactive or deprive any Participants of amounts credited to his or her withholding account or any validly-purchased ESPP Shares. It is intended, if possible, that any amendments or adjustments (as described herein and in the ESPP) be made in a manner satisfying applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 and Section 409A of the Code), and accounting (i.e., financial reporting) requirements. If the Board does not earlier terminate the ESPP, the ESPP shall terminate on the date on which all shares of Common Stock available for issuance have been sold pursuant to purchase rights exercised under the ESPP.

Summary of Federal Income Tax Consequences

The following is only a summary of the principal U.S. federal income tax consequences to a Participant and the Corporation with respect to the ESPP, based on advice received from counsel to the Corporation regarding current federal income tax laws. The information is based on current deferral income tax rules and therefore is subject to change. This summary is not intended to be exhaustive and, among other things, does not discuss the tax consequences of a Participant’s death or the income tax laws of any city, state, or foreign country in which the Participant may reside. This summary cannot describe all possible federal tax consequences of the ESPP or such consequences based on particular circumstances. Because the tax consequences of participating in the ESPP may vary with respect to individual circumstances, and because the Code and associated Treasury Regulations are complex and subject to change, an eligible employee should consult with his or her tax advisor as to the federal and other tax consequences of participating in the ESPP.

The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Options granted pursuant to the ESPP shall be exempt from the application of Section 409A of the Code. Rights granted under the ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under provisions of Section 423 of the Code.

Tax Treatment for Participants

A Participant will be taxed on the amounts withheld from a Participant’s payroll to be used for the purchase of ESPP Shares as if such amounts were actually received. The Participant will not recognize income upon enrollment in the ESPP, the Grant Date (i.e., when the Option is granted to the Participant by the Corporation), nor the Exercise Date (i.e., when the ESPP Shares are purchased by the Participant through exercise of the Option). However, for the year in which occurs Participant sells or disposes of ESPP Shares, the Participant generally will be subject to federal income tax that may vary in characterization, amount, and timing based on the length of time such ESPP Shares are held by the Participant.

If the ESPP Shares are sold or disposed of earlier than two years after the Grant Date and less than one year after the Exercise Date, the sale or disposition represents a “disqualifying disposition” under the Code. When there is a disqualifying disposition, the Participant generally will recognize ordinary income equal to the excess of the Fair Market Value of the ESPP Shares on the Exercise Date over the Purchase Price paid for those ESPP Shares (i.e., the absolute amount of the price discount at Exercise Date). Any additional gain (or loss) on such sale or disposition will be long-term or short-term capital gain, depending on the length of time the ESPP Shares were held by the Participant.

If the ESPP Shares are sold or disposed of more than two years after the Grant Date and more than one year after the Exercise Date, the Participant will recognize ordinary income for the year in which the sale or disposal occurs, equal to the lesser of: (a) the excess of the Fair Market Value of the ESPP Shares at the time of such sale or disposition over the Purchase Price paid for those ESPP Shares (i.e., the total absolute gain on the sale or disposition); or (b) the excess of the Fair Market Value of the ESPP Shares on Grant Date over the Purchase Price paid for those ESPP Shares. Any further gain (or loss) will be taxed as a long-term capital gain (or loss).

Tax Treatment for the Corporation

If a Participant recognizes ordinary income by selling or disposing of ESPP Shares in a disqualifying disposition, the Corporation generally will be entitled to a tax deduction for compensation expense on its federal tax return equal to the Participant’s ordinary income. Otherwise, the Corporation will not be entitled to any federal income tax deduction with respect to the ESPP.

Benefits to Employees

The benefits to be received, if any, by eligible employees under the ESPP will depend on each individual’s elections to participate and the fair market value of a share of the Corporation’s Common Stock at various dates in the future. The actual number of ESPP Shares any Participant may purchase cannot be determined in advance. Accordingly, it is not possible to determine the benefits that will be received by any participating employee.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority in voting power of the Common Stock and Class B Common Stock casting a vote on the proposal at the Annual Meeting, voting together as a single class, is required to approve the Vicor Corporation 2017 Employee Stock Purchase Plan. Abstentions and broker non-votes will not affect the voting results for this proposal.

THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR APPROVAL OF THE ADOPTION OF THE VICOR CORPORATION 2017 EMPLOYEE STOCK PURCHASE PLAN.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) required by Item 402(b) of Regulation S-K for the year ended December 31, 2016, with management. Based on the reviews and discussions referred to above, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement and be incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC and distribution to Stockholders.

Submitted by the Compensation Committee:

Jason L. Carlson, Chairman

Estia J. Eichten

Liam K. Griffin

David T. Riddiford

Compensation Committee Interlocks and Insider Participation

Messrs. Carlson, Eichten, Griffin, and Riddiford serve on the Compensation Committee. Messrs. Carlson, Eichten, Griffin, and Riddiford are independent Directors, and the Board is not aware of any committee interlocks or other relationships that would require disclosure pursuant to Item 407(e)(4) of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with our independent registered public accounting firm, KPMG, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee has discussed with KPMG the auditors’ independence from management and the Corporation, including the matters in the written disclosures from the independent auditors required by applicable requirements of the PCAOB regarding independent accountant’s communications with the audit committee concerning independence. The Audit Committee discussed with KPMG the overall scope and plans for its audit. The Audit Committee periodically meets with KPMG, with and without management present, to discuss the results of its audit, its evaluation of the Corporation’s internal controls and the overall quality of the Corporation’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC, which occurred on March 7, 2017.

Submitted by the Audit Committee:

Jason L. Carlson, Chairman

Estia J. Eichten

Liam K. Griffin

David T. Riddiford

Certain Relationships and Related Transactions

The Corporation’s policy and procedures with respect to the review, approval, and/or ratification of related party transactions are set forth in the Charter of the Audit Committee and, in summary, require the Audit Committee to review and approve all related party transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404, and to discuss with management the business rationale for the transactions, whether the transactions are on terms that are fair to the Corporation, and whether appropriate disclosures have been made.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation’s executive officers and Directors, and persons who own more than 10% of a registered class of the Corporation’s equity securities (collectively, “Insiders”), to file reports of ownership and changes in ownership with the SEC. Insiders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation’s knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 2016, all transactions in the Corporation’s securities that were engaged in by Insiders, and therefore required to be disclosed pursuant to Section 16(a) of the Exchange Act, were timely reported.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, acting under authorization of the Board of Directors, pursuant to the Audit Committee Charter, and following the Corporation’s By-Laws, selected KPMG as the independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2016. A representative of KPMG is expected to be present at the Annual Meeting and will be given the opportunity to make a statement. The representative is expected to be available to respond to appropriate questions from Stockholders.

The following table summarizes the fees for services rendered by KPMG for the fiscal years ended December 31, 2016 and 2015 in each of the following categories:

Name	2016	2015
Audit Fees	$1,053,000	$1,049,000
Audit Related Fees	28,000	27,000
Tax Fees	141,000	225,000

Total Fees	$1,222,000	$1,301,000

Audit Fees include services provided in connection with the audit of the Corporation’s consolidated financial statements (including internal control reporting under Section 404 of the Sarbanes-Oxley Act of 2002), the reviews of the Corporation’s quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC, statutory audits required internationally and accounting consultations that relate to the audited financial statements.

Audit-Related Fees include services provided in connection with audits of the 401(k) tax-qualified retirement saving plan sponsored by the Corporation.

Tax Fees include services provided in connection with tax compliance, tax advice, tax planning, and assistance with tax audits.

Pursuant to the provisions of the Charter of the Audit Committee, the Audit Committee must pre-approve all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the PCAOB) to be provided to the Corporation by our independent registered public accounting firm; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the de minimus provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. Under the Charter, the authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who are required to present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee approved all audit and non-audit services provided to the Corporation by KPMG for fiscal years 2016 and 2015.

The Audit Committee has selected KPMG as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2018 Annual Meeting of Stockholders must be received by the Corporation on or before January 1, 2018, in order to be considered for inclusion in the Corporation’s proxy statement and form of proxy. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation’s proxy statement and form of proxy and should be directed to: James A. Simms, Corporate Secretary, Vicor Corporation, 25 Frontage Road, Andover, Massachusetts 01810. It is suggested that any Stockholder proposal be transmitted by certified mail, return receipt requested.

In addition, our By-Laws provide that, for any Stockholder proposal or Director nomination to be properly presented at the 2018 Annual Meeting of Stockholders, but not for inclusion in our proxy statement and form of proxy, the Stockholder proposal or Director nomination must comply with the requirements set forth in our By-Laws and we must receive notice of the matter not less than 90 nor more than 120 days prior to June 15, 2018. Thus, to be timely, notice of a Stockholder proposal or Director nomination for the 2018 Annual Meeting of Stockholders must be received by our Corporate Secretary no earlier than February 20, 2018 and no later than March 21, 2018. However, if the 2018 Annual Meeting of Stockholders is not scheduled to be held within a period that commences on May 21, 2018 and ends on July 16, 2018, and instead, such meeting is scheduled to be held on a date outside that period, notice of a Stockholder proposal or Director nomination, to be timely, must be received by our Corporate Secretary by the later of 90 days prior to such other meeting date or 10 days following the date such other meeting date is first publicly announced or disclosed.

Notwithstanding the foregoing notice deadlines under our By-Laws, in the event that the number of Directors to be elected to our Board at the 2018 Annual Meeting of Stockholders is increased and either all of the nominees for Director at the 2018 Annual Meeting of Stockholders or the size of the increased Board is not publicly announced or disclosed by us by March 23, 2018, notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to our Corporate Secretary no later than 10 days following the first date all such nominees or the size of the increased Board is publicly announced or disclosed.

Proxies solicited by the Board will confer discretionary voting authority with respect to Stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives at the above address after March 24, 2018. These proxies will also confer discretionary voting authority with respect to Stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives on or before March 24, 2018, subject to SEC rules governing the exercise of this authority.

APPENDIX A

Vicor Corporation Amended and Restated 2000 Stock Option and Incentive Plan

SECTION 1.    General Purpose of the Plan; Definitions

The name of the plan is the Vicor Corporation Amended and Restated 2000 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable those individuals upon whose judgment, initiative, and efforts Vicor Corporation and its subsidiaries (the “Company”) largely depend for the successful conduct of its business to acquire an ownership interest in the Company. It is anticipated providing such individuals with a direct, quantifiable stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Exchange Act of 1934, as amended.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except when referring to a particular category of grant under the Plan, generally shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards, and Dividend Equivalent Rights.

“Board” means the Board of Directors of the Company.

“Change of Control” is defined in Section 16.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Deferred Stock Award” means Awards granted pursuant to Section 8.

“Director” means a member of the Board.

“Dividend Equivalent Right” means Awards granted pursuant to Section 11.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 18.

“Employee” means any individual employed by the Company or a Subsidiary (defined herein) as the term is defined under the rules contained in Section 3401 of the Code. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient by itself to constitute “employment” by the Company.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a national securities exchange or the

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NASDAQ National Market System, the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date for such a sale was reported.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means a member of the Board who meets the requirements of NASDAQ Rule 5605(a)(2).

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Participant” means (a) an employee or Director of the Company or its Subsidiaries, or (b) an third-party individual (e.g., an independent consultant or contractor) granted an Award under the terms of this Plan.

“Performance Share Award” means Awards granted pursuant to Section 10.

“Principal Stockholder” means Patrizio Vinciarelli, members of his immediate family, any trusts of which he is a trustee or in which he or members of his immediate family have substantial beneficial interest, and, upon his death, his executors, administrators, personal representatives, heirs, legatees, or distributees.

“Restricted Stock Award” means Awards granted pursuant to Section 7.

“Secretary” means the capacity in which the Company’s Chief Financial Officer shall serve in support of the Administrator.

“Stock” means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means any Award granted pursuant to Section 6.

“Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Subsidiary” means a “subsidiary corporation” as defined in Section 424(f) of the Code.

“Unrestricted Stock Award” means any Award granted pursuant to Section 9.

SECTION 2.    Administration of the Plan

(a)	Administration. The Plan shall be administered by the Board, the Compensation Committee thereof, or a sub-committee of the Compensation Committee made up of not less than two Independent Directors (in any case, the “Administrator”). The Company’s Chief Financial Officer shall serve as Secretary to the Administrator, with responsibility for coordination and communication of the undertakings of the Administrator, including the assessment of the implications for financial reporting, if any, prior to the completion of any such undertakings.

(b)	Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)	to select the individuals to whom Awards may from time to time be granted, based on recommendations of the Company’s senior management;

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(ii)	to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more individuals;

(iii)	to determine the number of shares of Stock associated with any Award;

(iv)	to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and recipients, and to approve the form of written instrument(s) evidencing the Awards;

(v)	to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)	subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

(vii)	at any time to adopt, alter, and repeal such rules, guidelines, and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instrument(s)); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the oversight of the Plan by the Secretary.

All decisions and interpretations of the Administrator shall be binding on all Participants and the Company.

(c)	Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or “covered employees” within the meaning of Section 162(m) of the Code; provided, however, any exercise by the Chief Executive Officer of such delegated authority and duties shall be approved by the Administrator prior to completion thereof. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option, the conversion ratio or price of other Awards, and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of the Administrator’s delegate consistent with the terms of the Plan.

(d)	Indemnification. Neither the Board, nor the Compensation Committee, nor any member of either or any delegatee thereof, including the Secretary, shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with the Plan, and the members of the Board and Compensation Committee (and any delegatee thereof, including the Secretary) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

SECTION 3.    Shares of Stock Issuable Under the Plan; Mergers; Substitution

(a)	Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 10,000,000.

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Subject to this overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, not more than 100,000 shares of Stock shall be issued to any one individual in the form of:

(i)	Stock Options or Stock Appreciation Rights granted during any one calendar year period, and

(ii)	Unrestricted Stock Awards, Restricted Stock Awards, or Performance Share Awards, except to the extent such Awards are granted in lieu of cash compensation or fees, as determined by the Administrator.

The shares of Stock available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury. For purposes of calculating the number of shares of Stock available for issuance under the Plan, if any Award is forfeited, canceled, lapses, or terminates for any reason other than exercise, the shares of Stock associated with that Award shall revert to and again become available for issuance under the Plan.

(b)	Changes in Stock. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual Participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding, and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property, or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided, however, no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the Participant, if it would constitute a modification, extension or renewal of the Stock Option within the meaning of Section 424(h) of the Code.

(c)

Mergers and Other Transactions. In the case of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, (iv) the sale of all of the Stock of the Company to an unrelated person or entity, or (v) any other transaction in which the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity after the transaction (in each case, a “Transaction”), as of the effective date of such Transaction, all Stock Options and Stock Appreciation Rights that are not exercisable shall become fully exercisable and all other Awards which are not vested shall become fully vested, except as the Administrator may otherwise specify with respect to any such other Awards. Upon the effectiveness of the Transaction, the Plan and all outstanding Stock Options, Stock Appreciation Rights, and other Awards granted hereunder shall terminate, unless provision is made in connection with the Transaction for the

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assumption of Awards heretofore granted, or the substitution of such Awards of new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above. In the event of such termination, each Award recipient shall be permitted to exercise for a period of at least 15 days prior to the date of such termination all outstanding Stock Options and Stock Appreciation Rights held by such Award recipient then exercisable (or that become exercisable upon the effectiveness of the Transaction).

(d)	Substitute Awards. The Administrator may grant Awards under the Plan in substitution for Stock and Stock-based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitations set forth in Section 3 (a).

SECTION 4.    Eligibility

Individuals eligible for Award(s) under this Plan include (a) Employees and Directors of the Company (or its subsidiaries) and (b) independent third-parties considered by senior management to be significant contributors to the performance of the Company. Such individuals shall be identified periodically by the Company’s senior management, which shall recommend to the Administrator the authorization of specific Awards for those individuals. The Administrator shall have sole responsibility for determining the eligibility of any individual subject to the senior management’s recommendation.

SECTION 5.    Stock Options

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to Employees. Non-Qualified Stock Options may be granted to Employees, Directors, or independent third-parties.

No Incentive Stock Option shall be granted under the Plan after March 9, 2012.

To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a)	Stock Options Terms and Conditions. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the Participant’s election, subject to such terms and conditions as the Administrator may establish, as well as in addition to other compensation.

(i)

Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options, or 85 percent of the Fair Market Value on the date of grant, in the case of Non-Qualified Stock Options; provided that, in the case of Non-Qualified Stock Options intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price per share shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company

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or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii)	Stock Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or a Subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

(iii)	Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date; provided, however, Stock Options granted in lieu of compensation shall be exercisable in full as of the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An Award recipient shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)	Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

(A)	In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B)	Through the delivery (or attestation to the ownership) of shares of Stock that are not then subject to restrictions under any Company plan and that have been beneficially owned by the Award recipient for at least six months or have been purchased by the Participant on the open market, if permitted by the Administrator in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C)	By the Award recipient delivering to the Company a properly executed exercise notice together with irrevocable instructions to a registered broker-dealer to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided, however, in the event the Award recipient chooses to pay the purchase price as so provided, the Award recipient and the broker-dealer shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Award recipient (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

(v)	Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an Award recipient during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b)

“Reload Options”. At the discretion of the Administrator, Stock Options granted under the Plan may include a “reload” feature pursuant to which an Award recipient exercising a Stock Option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Stock Option (with an exercise price equal to the Fair Market

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Value of the Stock on the date the additional Stock Option is granted and with such other terms as the Administrator may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Stock Option with a term equal to the remainder of the original Stock Option term unless the Administrator otherwise determines in the Award Agreement for the original Stock Option grant.

(c)	Stock Options Granted to Independent Directors. The Board, in its discretion, may grant Non-Qualified Stock Options to Independent Directors. The terms and conditions of any such grant may vary among individual Independent Directors. The ability of the Board to make such discretionary grants shall be in lieu of any automatic grant of Stock Options under the Company’s 1993 Stock Option Plan and 1998 Stock Option and Incentive Plan.

(d)	Non-transferability of Stock Options. No Stock Option shall be transferable by the Award recipient otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Award recipient’s lifetime, only by the Award recipient or by the Award recipient’s legal representative or guardian in the event of the Award recipient’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Stock Option that the Award recipient may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan, associated documents (e.g., the Stock Option Award Agreement), and the applicable Stock Option.

(e)	Termination. Except as may otherwise be provided by the Administrator either in the Award agreement, or subject to Section 14 below, in writing after the Award agreement is issued, an Award recipient’s rights in all Stock Options shall automatically terminate upon the Participant’s termination of employment (or, in the case of independent third-parties, cessation of the business relationship) with the Company and its Subsidiaries for any reason.

SECTION 6.    Stock Appreciation Rights.

(a)	Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant (or more than the exercise price per share, if the Stock Appreciation Right were granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

(b)	Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Incentive Stock Option. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Non-Qualified Stock Option.

A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

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(c)	Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

(i)	Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

(ii)	Upon exercise of a Stock Appreciation Right, the applicable portion of any related Stock Option shall be surrendered.

(iii)	All Stock Appreciation Rights shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

(d)	Termination. Except as may otherwise be provided by the Administrator either in the Award agreement, or subject to Section 14 below, in writing after the Award agreement is issued, an Award recipient’s rights in all Stock Appreciation Rights shall automatically terminate upon the Participant’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 7.    Restricted Stock Awards

(a)	Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other higher purchase price determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the award recipient executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Participants.

(b)	Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a Participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the Participant shall be required, as a condition of the grant, to deliver to the Company a form of stock power (endorsed in “blank”).

(c)	Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a Participant’s employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the Participant or the Participant’s legal representative.

(d)	Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives, and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives, and other conditions, the shares of Stock on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed vested. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a Participant’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the Participant’s termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company’s right of repurchase as provided in Section 7(c) above.

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(e)	Waiver, Deferral, and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends paid on the Restricted Stock.

SECTION 8.    Deferred Stock Awards

(a)	Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of “phantom stock” units to a Participant, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the Participant executing the Deferred Stock Award agreement.

The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Participants. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the Participant in the form of shares of Stock.

(b)	Election to Receive Deferred Stock Awards in Lieu of Compensation. The Administrator may, in its sole discretion, permit a Participant to elect to receive a portion of his or her cash compensation or Restricted Stock Award otherwise due to such Participant in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c)	Rights as a Stockholder. During the deferral period, a Participant shall have no rights as a stockholder; provided, however, the Participant may be credited with Dividend Equivalent Rights with respect to the “phantom stock” units underlying the Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

(d)	Restrictions. A Deferred Stock Award may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of during the deferral period.

(e)	Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a Participant’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the Participant’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.    Unrestricted Stock Awards

Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any eligible party pursuant to which such party may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of cash compensation due to such party.

SECTION 10.    Performance Share Awards

(a)	Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator, in its sole discretion, shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

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(b)	Rights as a Stockholder. A recipient of a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received under the Plan and not with respect to shares of Stock subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Agreement (or in a documented performance plan duly adopted by the Administrator).

(c)	Termination. Except as may otherwise be provided by the Administrator either in the Performance Share Award Agreement or, subject to Section 14 below, in writing after the Performance Share Award Agreement is executed, a Participant’s rights in all Performance Share Awards shall automatically terminate upon the Participant’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

(d)	Acceleration, Waiver, Etc. At any time prior to the Participant’s termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator, in its sole discretion, may accelerate, waive or, subject to Section 14, amend any or all of the goals, restrictions, or conditions applicable to a Performance Share Award.

SECTION 11.    Dividend Equivalent Rights

(a)	Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares of Stock had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Participant as a component of another Award or as a freestanding Award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant documentation. Dividend equivalents credited to the recipient of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, and in a single installment or multiple installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

(b)	Interest Equivalents. Any Dividend Equivalent Right Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)	Termination. Except as may otherwise be provided by the Administrator either in the Dividend Equivalent Right Award Agreement or, subject to Section 14 below, in writing after the Dividend Equivalent Right Award Agreement is executed, a Participant’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Participant’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.    Tax Withholding

(a)

Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award, any shares of Stock, or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements

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satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company’s obligation to deliver stock certificates to any Participant is subject to and conditioned on tax obligations being satisfied by the Participant.

(b)	Payment in Stock. Subject to approval by the Administrator, a Participant may elect to have the minimum statutory required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the Participant with a minimum aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum statutory withholding amount due.

SECTION 13.    Transfer, Leave of Absence, Etc.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)	a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)	an approved leave of absence for military service, sickness, or for any other purpose approved by the Company, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted, or if the Administrator otherwise so provides in writing.

SECTION 14.    Amendments and Termination

The Board may, at any time, amend or discontinue the Plan. The Administrator, at any time, may amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the Participant’s consent. The Administrator may provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements that would apply to the substitute or amended Award if it were then initially granted under this Plan, but no such action shall adversely affect rights under any outstanding Award without the Participant’s consent.

If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Stock Options and Stock Appreciation Rights qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.

Nothing in this Section 14 shall limit the Board’s authority to take any action permitted pursuant to Section 3(c).

SECTION 15.    Status of Plan

With respect to the portion of any Award that has not been exercised and any payments in cash, shares of Stock, or other consideration not received by a Participant, a Participant shall have no rights greater than those of a general creditor of the Company, unless the Administrator shall expressly determine otherwise in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver shares of Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

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SECTION 16.    Change of Control Provisions

Upon the occurrence of a Change of Control as defined in this Section 16:

(a)	Except as otherwise provided in the applicable Award Agreement, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

(b)	Each outstanding Restricted Stock Award and Performance Share Award shall be subject to such terms, if any, with respect to a Change of Control as have been provided by the Administrator in the associated Award Agreement, or subject to Section 14 above, in writing after the Award Agreement is executed.

(c)	“Change of Control” shall mean the occurrence of any one of the following events:

(i)	any “person,” as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary, or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

(ii)	persons who, as of the Effective Date, constitute the Company’s Board (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger, or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; or

(iii)	the stockholders of the Company shall approve (A) any consolidation or merger of the Company by which the stockholders of the Company, immediately prior to the consolidation or merger, would not beneficially own (as such term is defined in Rule 13d-3 under the Act), immediately after the consolidation or merger, directly or indirectly, shares representing in the aggregate 50 percent or more of the voting shares of the entity issuing cash or securities in the consolidation or merger (or of its ultimate parent organization, if any), (B) any sale, lease, exchange, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 17.    General Provisions

(a)	No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring shares of Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

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No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placement of stop-orders and restrictive legends on Stock certificates or related Award documentation as it deems appropriate.

(b)	Delivery of Stock Certificates. Stock certificates to Participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company.

(c)	Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any Employee any right to continued employment with the Company or any Subsidiary.

(d)	Trading Policy Restrictions. Stock Option exercises and other transactions associated with Awards under the Plan shall be subject to Company policies associated with insider trading and trading restrictions, as well as terms and conditions established by the Administrator from time to time.

(e)	Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Participant’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until receipt is acknowledged by the Administrator. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate.

SECTION 18.    Effective Date of Plan

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no shares of Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 19.    Governing Law

This Plan, all Awards, and actions taken hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

On April 26, 2017, the Board approved, subject to Stockholder approval, the amendment and restatement of the Vicor Corporation Amended and Restated 2000 Stock Option and Incentive Plan (the “Vicor 2000 Plan”). The full text of the Vicor 2000 Plan is presented above. Any reference within the text to an “exhibit” or an “attachment” refers to documents associated with the administration of the Vicor 2000 Plan that are not a part of the Vicor 2000 Plan and, therefore, not included in this Proxy Statement.

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APPENDIX B

VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan

SECTION 1.    General Purpose of the Plan; Definitions

The name of the plan is the VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the employees, directors, consultants and other key persons of VI Chip Corporation (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations there under.

“Administrator” is defined in Section 2(a).

“Affiliate” means (1) a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect or (2) a foreign partnership, corporation, firm, joint venture, limited liability company or other entity that, directly or indirectly through one or more intermediaries, is controlled by the Company or its parent, where the term “controlled by” means the possession, direct or indirect, of the power to cause the direction of the management and policies of such entity, whether through ownership of voting interests or voting securities, as the case may be, by contract or otherwise.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, or any combination of the foregoing.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Compensation Committee” means the Compensation Committee of the Board of Directors of Vicor Corporation, with the duties and responsibilities set forth in Section 2(a).

“Director” means a member of the Board.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 13.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the calculated hypothetical value of a share of the Stock assuming an arm’s length transaction between willing and informed buyers and sellers, as determined in good faith by the Administrator; provided, however, that if the Stock trades on a national securities exchange, the Fair Market Value on any given date is the closing sale price on such date or, if no such closing sale price

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information is available, the average of the highest bid and lowest asked prices for the Stock reported on such date. For any date that is not a trading day, the Fair Market Value of the Stock for such date will be determined by using the closing sale price or the average of the highest bid and lowest asked prices, as appropriate, for the immediately preceding trading day. The Administrator can substitute a particular time of day or other measure of closing sale price if appropriate because of changes in exchange or market procedures. Notwithstanding the foregoing, if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are trading on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering, if applicable.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” means the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Stock shall be publicly held and the Company required to comply with the registration requirements of the Act.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Restricted Stock Award” means Awards granted pursuant to Section 6.

“Retirement” means the employee’s termination of employment with the Company and its Affiliates after attainment of the age of 62.5 years.

“Stock” means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Option” means any contractual option to purchase shares of Stock granted pursuant to Section 5.

“Transaction” is defined in Section 3(c).

“Unrestricted Stock Award” means any Award granted pursuant to Section 7.

SECTION 2.    Administration of the Plan

(a)	Administration of Plan. The Plan shall be administered by the Board or, at the discretion of the Board, a committee of the Board comprised, except as contemplated by Section 2(c), of not less than two directors (in either case, the “Administrator”); provided, however, that for as long as the Company is a subsidiary of Vicor Corporation, the Board shall delegate to the Compensation Committee all administrative and oversight responsibilities in connection with the Plan, including the authority to take all such actions of the Administrator as described herein, and to review and approve actions with respect to the adoption, amendment, and termination of the Plan.

(b)	Powers of Administrator. Subject to the provisions set forth immediately above, the Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

i.	to select the individuals to whom Awards may from time to time be granted;

ii.	to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards or any combination of the foregoing, granted to any one or more participants;

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iii.	to determine the number of shares of Stock to be covered by any Award;

iv.	to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

v.	to accelerate at any time the exercisability or vesting of all or any portion of any Award;

vi.	to impose any limitations on Awards granted under the Plan, including limitations on transfers of Awards (or Stock held as a result of exercise of an Award);

vii.	subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

viii.	to define and disseminate provisions regarding purchase by the Company of an Award (or Stock held as a result of exercise of a Stock Option), and to exercise such provisions in a reasonable manner;

ix.	to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of an Award and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

x.	at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

Notwithstanding the foregoing, prior to the Initial Public Offering, no Award shall be granted under the Plan unless the recipient of such Award has executed and delivered a Stock Restriction Agreement in substantially the form attached hereto as Exhibit A or such other form as the Administrator may determine from time to time.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

(c)	Indemnification. Neither the Board nor the Administrator, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board, the Committee and the Compensation Committee shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage, judgment, settlement or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting there from to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

SECTION 3.    Stock Issuable Under the Plan; Mergers; Substitution

(a)	Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 14,000,000 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, Stock Options with respect to no more than 5,500,000 shares of Stock may be granted to any one individual participant during any taxable year of the Company. The shares of Stock available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

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(b)	Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the exercise price and/or exchange price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator shall also make an appropriate or proportionate adjustment in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event in order to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the participant, if it would constitute a modification, extension or renewal of the Stock Option within the meaning of Section 424(h) of the Code.

(c)	Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, (iv) the sale of all or a majority of the outstanding capital stock of the Company to an unrelated person or entity or (v) any other transaction in which the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity immediately upon completion of the transaction (in each case, a “Transaction”), as of the effective date of such Transaction, all Stock Options that are not exercisable shall become fully exercisable and all other Awards that are not vested shall become fully vested. Upon the effectiveness of the Transaction, the Plan and all outstanding Stock Options issued hereunder shall terminate upon the effective time of any such Transaction, unless provision is made in connection with such Transaction in the sole discretion of the parties thereto for the assumption or continuation of Stock Options theretofore granted (after taking into account any acceleration hereunder) by the successor entity, or the substitution of such Stock Options with new Stock Options of the successor entity or a parent or subsidiary thereof, with such adjustment as to the number and kind of shares and the per share exercise prices as such parties shall agree (after taking into account any acceleration if any, hereunder). In the event of such termination, each holder shall be permitted, within a specified period of time prior to the consummation of the Transaction as determined by the Administrator, to exercise all outstanding Stock Options held by such holder that are then exercisable or will become exercisable as of the effective time of the Transaction; provided, however, that the exercise of Stock Options not exercisable prior to the Transaction shall be subject to the consummation of the Transaction. (The treatment of Restricted Stock Awards in connection with any such transaction shall be as specified in the relevant Award agreement.) Notwithstanding the foregoing, and for the avoidance of doubt, a “Transaction” shall not refer to any merger, reorganization or consolidation of the Company in which the surviving or resulting entity is an Affiliate of the Company at the time of such transaction.

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(d)	Substitute Awards. The Administrator may grant Awards under the Plan in substitution for Stock and Stock-based awards held by employees, directors or other key persons of another corporation in connection with a merger or consolidation of the employing corporation with the Company or a Affiliate or the acquisition by the Company or a Affiliate of property or stock of the employing corporation. The Administrator may direct that the substitute Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitations set forth in Section 3(a).

SECTION 4.    Eligibility

Participants in the Plan will be such full or part-time officers, employees, directors, consultants and other key persons (including prospective employees) of the Company and its Affiliates who are responsible for or contribute to the management, growth or profitability of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.    Stock Options

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan after November 21, 2011.

(a)	Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the participant’s election, subject to such terms and conditions as the Administrator may establish, as well as in addition to other compensation.

(i)	Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee of the Company or an Affiliate owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii)	Term of Stock Option. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

(iii)	Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date; provided, however, that Stock Options granted in lieu of compensation shall be exercisable in full as of the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. A holder shall have the rights of a stockholder only as to shares of Stock acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

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(iv)	Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Stock Option Award agreement or as otherwise provided by the Administrator:

(1)	In cash, by certified or bank check or other instrument acceptable to the Administrator;

(2)	If approved by the Administrator, through the delivery (or attestation to the ownership) of shares of Stock that are not then subject to restrictions under any Company plan and that have been beneficially owned by the holder for such period as may be required by the Administrator or have been purchased by the participant on the open market. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(3)	If approved by the Administrator, by the holder delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the holder chooses to pay the purchase price as so provided, the holder and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection.

No certificates for shares of Stock so purchased will be issued to holder until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, including without limitation (i) receipt of a representation from the holder at the time of exercise of the Stock Option that the holder is purchasing the shares for the holder’s own account and not with a view to any sale or distribution thereof, (ii) the legending of any certificate representing the shares to evidence the foregoing representations and restrictions, and (iii) obtaining from holder payment or provision for all withholding taxes due as a result of the exercise of the Stock Option. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the holder (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option Award agreement or applicable provisions of laws. In the event a holder chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the shares of Stock transferred to the holder upon the exercise of the Stock Option shall be net of the number of shares attested to.

(v)	Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an holder during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b)	Non-transferability of Stock Options. No Stock Option shall be transferable by the holder otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the holder’s lifetime, only by the holder or by the holder’s legal representative or guardian in the event of the holder’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Stock Option that the holder may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Stock Option.

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(c)	Termination. Except as may otherwise be provided in this Section 5(c) or by the Administrator either in the Award agreement, or subject to Section 10 below, in writing after the Award agreement is issued, a participant’s rights in all Stock Options shall automatically terminate upon the participant’s termination of employment with the Company and its Affiliates for any reason. Notwithstanding the foregoing, the period within which to exercise the Stock Option shall be modified as set forth below:

(i)	Termination Due to Death. If the participant’s employment terminates by reason of death, (1) any Stock Option held by the participant, which, but for such participant’s death, would have vested and become exercisable on or prior to the first anniversary of such termination, shall become fully exercisable and (2) any Stock Option exercisable at the time of such termination may thereafter be exercised by the participant’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

(ii)	Termination Due to Disability. If the participant’s employment terminates by reason of Disability (as defined in Section 22(c)(3) of the Code), (1) any Stock Option held by the participant, which, but for such participant’s Disability, would have vested and become exercisable on or prior to the first anniversary of such termination, shall become fully exercisable and (2) any Stock Option exercisable at the time of such termination may thereafter be exercised by the participant for a period of 12 months from the date of termination or until the Expiration Date, if earlier. The death of the participant during the 12-month period provided in this Section 5(c)(ii) shall extend such period for another 12 months from the date of death or until the Expiration Date, if earlier.

(iii)	Determination of Reason. The Administrator’s determination of the reason for termination of the participant’s employment shall be conclusive and binding on the participant and his or her representatives or legatees.

SECTION 6.    Restricted Stock Awards

(a)	Nature of Restricted Stock Awards. A Restricted Stock Award is an Award pursuant to which the Company may, in its sole discretion, grant or sell, at such purchase price as determined by the Administrator, in its sole discretion, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”), which purchase price shall be payable in cash or other form of consideration acceptable to the Administrator. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and recipients.

(b)	Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a holder shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the holder shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

(c)

Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 10 below, in writing after the Award agreement is issued, if any, if a holder’s employment (or other service relationship) with the Company and its Affiliates terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such holder from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at the lesser of its original purchase price or Fair Market Value (determined at the time of termination) from such holder or such holder’s legal representative

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simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the holder or rights of the holder as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a holder shall surrender such certificates to the Company upon request without consideration.

(d)	Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of predetermined performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

(e)	Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.    Unrestricted Stock Awards

Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at such purchase price determined by the Administrator) an Unrestricted Stock Award to any recipient pursuant to which such recipient may receive shares of Stock free of any vesting restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of cash compensation due to such recipient.

SECTION 8.    Tax Withholding

(a)	Payment by Participant. Each holder shall, no later than the date as of which the value of an Award or of any Stock or other amounts received there under first becomes includable in the gross income of the holder for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the holder. The Company’s obligation to deliver stock certificates is subject to and conditioned on tax obligations being satisfied by the recipient.

(b)	Payment in Stock. Subject to approval by the Administrator, a recipient may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with a minimum aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 9.    Transfer, Leave of Absence, Etc.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)	a transfer to the employment of the Company from a Affiliate or from the Company to a Affiliate, or from one Affiliate to another; or

(b)	an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 10.    Amendments and Termination

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but

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no such action shall adversely affect rights under any outstanding Award without the holder’s consent. The Administrator may provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Stock Options qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company or an Affiliate’s stockholders, as applicable, entitled to vote at a meeting of stockholders. Payment of amounts intended to qualify as performance-based compensation under Section 162(m) of the Code shall be contingent on applicable stockholder approval. Nothing in this Section 10 shall limit the Board’s authority to take any action permitted pursuant to Section 3(c).

SECTION 11.    Status of Plan

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received, a recipient shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12.    General Provisions

(a)	No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)	Delivery of Stock Certificates. Stock certificates under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the recipient, at the recipient’s last known address on file with the Company.

(c)	Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Affiliate.

(d)	Trading Restrictions. Stock Option exercises and other Awards under the Plan shall be subject to the Company’s trading restrictions, terms and conditions, including, without limitation, the restrictions, terms and conditions set forth in a Stock Restriction Agreement executed and delivered pursuant to Section 2 hereof, as may be established or required by the Administrator, or in accordance with policies set by the Administrator, from time to time.

(e)	Designation of Beneficiary. Each recipient to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the recipient’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased recipient, or if the designated beneficiaries have predeceased the recipient, the beneficiary shall be the recipient’s estate.

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SECTION 13.    Effective Date of Plan

This Plan shall become effective upon approval by the stockholders in accordance with applicable law. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 14.    Governing Law

This Plan and all Awards and actions taken there under shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

On April 26, 2017, the Board approved the adoption, subject to Stockholder approval, of the VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan (the “2007 VI Chip Plan”). The full text of the 2007 VI Chip Plan is presented above. Any reference within the text to an “exhibit” or an “attachment” refers to documents associated with the administration of the 2007 VI Chip Plan that are not a part of the 2007 VI Chip Plan and, therefore, not included in this Proxy Statement.

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APPENDIX C

Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan

SECTION 1.    General Purpose of the Plan: Definitions

The name of the plan is the Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the employees, directors, consultants and other key persons of Picor Corporation (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Affiliate” shall mean (1) a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect or (2) a foreign partnership, corporation, firm, joint venture, limited liability company or other entity that, directly or indirectly through one or more intermediaries, is controlled by the Company or its parent, where the term “controlled by” means the possession, direct or indirect, of the power to cause the direction of the management and policies of such entity, whether through ownership of voting interests or voting securities, as the case may be, by contract or otherwise.

“Award” or “Awards” shall mean, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, or any combination of the foregoing.

“Board” shall mean the Board of Directors of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall mean the Committee of the Board referred to in Section 2.

“Compensation Committee” shall mean the Compensation Committee of the Board of Directors of Vicor Corporation, with the duties and responsibilities set forth in Section 2(a).

“Effective Date” shall mean the date on which the Plan is approved by stockholders as set forth in Section 13.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” shall mean the value of the Stock on any given date representing the calculated hypothetical value of a share of the Stock, assuming an arm’s length transaction between willing and informed buyers and sellers, as determined in good faith by the Administrator; provided, however, that if the Stock trades on a national securities exchange, the Fair Market Value on any given date is the closing sale price on such date or, if no such closing sale price information is available, the average of the highest bid and lowest asked prices for the Stock reported on such date. For any date that is not a trading day, the Fair Market Value of the Stock for

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such date will be determined by using the closing sale price or the average of the highest bid and lowest asked prices, as appropriate, for the immediately preceding trading day. The Administrator can substitute a particular time of day or other measure of closing sale price if appropriate because of changes in exchange or market procedures. Notwithstanding the foregoing, if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are trading on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering, if applicable.

“Incentive Stock Option” shall mean any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” shall mean the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Stock shall be publicly held and the Company required to comply with the registration requirements of the Act.

“Non-Qualified Stock Option” shall mean any Stock Option that is not an Incentive Stock Option.

“Restricted Stock Award” shall mean Awards granted pursuant to Section 6.

“Stock” shall mean the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Option” shall mean any contractual option to purchase shares of Stock granted pursuant to Section 5.

“Transaction” is defined in Section 3(c).

“Unrestricted Stock Award” shall mean any Award granted pursuant to Section 7.

SECTION 2.    Administration of the Plan: Administrator Authority to Select Participants and Determine Awards

(a)	Administration of Plan. The Plan shall be administered by the Board or, at the discretion of the Board, a committee of the Board comprised, except as contemplated by Section 2(c), of not less than two directors (in either case, the “Administrator”); provided, however, that for as long as the Company is a subsidiary of Vicor Corporation, the Board shall delegate to the Compensation Committee all administrative and oversight responsibilities in connection with the Plan, including the authority to take all such actions of the Administrator as described herein, and to review and approve actions with respect to the adoption, amendment, and termination of the Plan.

(b)	Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)	to select the individuals to whom Awards may from time to time be granted;

(ii)	to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards or any combination of the foregoing, granted to any one or more participants;

(iii)	to determine the number of shares of Stock to be covered by any Award;

(iv)	to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

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(v)	to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)	to impose any limitations on Awards granted under the Plan, including limitations on transfers of Awards (or Stock held as a result of exercise of an Award);

(vii)	subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

(viii)	to define and disseminate provisions regarding purchase by the Company of an Award (or Stock held as a result of exercise of a Stock Option), and to exercise such provisions in a reasonable manner;

(ix)	to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of an Award and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

(x)	at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

Notwithstanding the foregoing, prior to the Initial Public Offering, no Award shall be granted under the Plan unless the recipient of such Award has executed and delivered a Stock Restriction Agreement in substantially the form attached hereto as Exhibit 2 or such other form as the Administrator may determine from time to time. If no evidence of execution such form can be found at the time of exercise of a Stock Option, the recipient of the Award shall execute the form attached hereto as Exhibit 2 before a certificate for the shares of Stock purchased will be issued.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

(c)	Indemnification. Neither the Board nor the Administrator, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board, the Committee and the Compensation Committee shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage, judgment, settlement or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

SECTION 3.    Stock Issuable Under the Plan; Mergers; Substitution

(a)	Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 20,000,000 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, Stock Options with respect to no more than 1,600,000 shares of Stock may be granted to any one individual participant during any taxable year of the Company. The shares of Stock available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b)

Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged

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for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (v) the exercise price and/or exchange price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator shall also make an appropriate or proportionate adjustment in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event in order to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the participant, if it would constitute a modification, extension or renewal of the Stock Option within the meaning of Section 424(h) of the Code.

(c)	Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, (iv) the sale of all or a majority of the outstanding capital stock of the Company to an unrelated person or entity or (v) any other transaction in which the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity immediately upon completion of the transaction (in each case, a “Transaction”), as of the effective date of such Transaction, all Stock Options that are not exercisable shall become fully exercisable and all other Awards that are not vested shall become fully vested. Upon the effectiveness of the Transaction, the Plan and all outstanding Stock Options issued hereunder shall terminate upon the effective time of any such Transaction, unless provision is made in connection with such Transaction in the sole discretion of the parties thereto for the assumption or continuation of Stock Options theretofore granted (after taking into account any acceleration hereunder) by the successor entity, or the substitution of such Stock Options with new Stock Options of the successor entity or a parent or subsidiary thereof, with such adjustment as to the number and kind of shares and the per share exercise prices as such parties shall agree (after taking into account any acceleration if any, hereunder). In the event of such termination, each holder shall be permitted, within a specified period of time prior to the consummation of the Transaction as determined by the Administrator, to exercise all outstanding Stock Options held by such holder that are then exercisable or will become exercisable as of the effective time of the Transaction; provided, however, that the exercise of Stock Options not exercisable prior to the Transaction shall be subject to the consummation of the Transaction. (The treatment of Restricted Stock Awards in connection with any such transaction shall be as specified in the relevant Award agreement.) Notwithstanding the foregoing, and for the avoidance of doubt, a “Transaction” shall not refer to any merger, reorganization or consolidation of the Company in which the surviving or resulting entity is an Affiliate of the Company at the time of such transaction.

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(d)	Substitute Awards. The Administrator may grant Awards under the Plan in substitution for Stock and Stock-based awards held by employees, directors or other key persons of another corporation in connection with a merger or consolidation of the employing corporation with the Company or a Affiliate or the acquisition by the Company or a Affiliate of property or stock of the employing corporation. The Administrator may direct that the substitute Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitations set forth in Section 3(a).

SECTION 4.    Eligibility

Participants in the Plan will be such full or part-time officers, employees, directors, consultants and other key persons (including prospective employees) of the Company and its Affiliates who are responsible for or contribute to the management, growth or profitability of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.    Stock Options

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan after November 21, 2011.

(a)	Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the participant’s election, subject to such terms and conditions as the Administrator may establish, as well as in addition to other compensation.

Terms of an individual Stock Option award shall be set forth in a Stock Option Award Agreement executed at the time of the award, a copy of which is set forth herein as Exhibit 1, between the participant (i.e., the recipient of the award) and the Company.

(i)	Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee of the Company or an Affiliate owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii)	Term of Stock Option. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

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(iii)	Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date; provided, however, that Stock Options granted in lieu of compensation shall be exercisable in full as of the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. A holder shall have the rights of a stockholder only as to shares of Stock acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)	Method of Exercise. Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Stock Option Award agreement or as otherwise provided by the Administrator:

(1)	In cash, by certified or bank check or other instrument acceptable to the Administrator;

(2)	If approved by the Administrator, through the delivery (or attestation to the ownership) of shares of Stock that are not then subject to restrictions under any Company plan and that have been beneficially owned by the holder for such period as may be required by the Administrator or have been purchased by the participant on the open market. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(3)	If approved by the Administrator, through full or partial “net settlement”, whereby the holder instructs the Administrator to utilize some portion of the gain realized on exercise (i.e., the excess of the Fair Value of the share(s) of Stock purchased over the aggregate Exercise Price) to fund (i) the purchase of the share(s) of Stock (i.e., the Exercise Price per share multiplied by the number of shares to be purchased), (ii) the taxes due on the exercise, if any, or (iii) a combination of (i) and (ii), resulting in settlement by issuance of that number of shares of Stock representing the net value of the exercise after deduction of the value of (i) and/or (ii), provided, however, such “net settlement” will only be permitted for the exercise of a Stock Option in the tenth year of its term; or

(4)	If approved by the Administrator, by the holder delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the holder chooses to pay the purchase price as so provided, the holder and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection.

No certificates for shares of Stock so purchased will be issued to holder until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, including without limitation: (i) receipt of an executed Share Transfer Restriction Agreement (presented herein as Exhibit 2) or similar form acceptable to the Administrator including a representation from the holder at the time of exercise of the Stock Option that the holder is purchasing the shares for the holder’s own account and not with a view to any sale or distribution thereof; (ii) the printing of a legend on any certificate representing the shares to evidence the foregoing representations and restrictions; and (iii) obtaining from holder payment or provision for all withholding taxes due as a result of the exercise of the Stock Option. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the holder (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option Award Agreement or applicable provisions of laws. In the event a holder chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the shares of Stock transferred to the holder upon the exercise of the Stock Option shall be net of the number of shares to which the holder has attested ownership.

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(v)	Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an holder during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(e)	Non-transferability of Stock Options. No Stock Option shall be transferable by the holder otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the holder’s lifetime, only by the holder or by the holder’s legal representative or guardian in the event of the holder’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Stock Option that the holder may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Stock Option.

(f)	Termination. Except as may otherwise be provided in this Section 5(c) or by the Administrator either in the Award agreement, or subject to Section 10 below, in writing after the Award agreement is issued, a participant’s rights in all Stock Options shall automatically terminate upon the participant’s termination of employment with the Company and its Affiliates for any reason. Notwithstanding the foregoing, the period within which to exercise the Stock Option shall be modified as set forth below:

(i)	Termination Due to Death. If the participant’s employment terminates by reason of death, (1) any Stock Option held by the participant, which, but for such participant’s death, would have vested and become exercisable on or prior to the first anniversary of such termination, shall become fully exercisable and (2) any Stock Option exercisable at the time of such termination may thereafter be exercised by the participant’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

(ii)	Termination Due to Disability. If the participant’s employment terminates by reason of Disability (as defined in Section 22(c)(3) of the Code), (1) any Stock Option held by the participant, which, but for such participant’s Disability, would have vested and become exercisable on or prior to the first anniversary of such termination, shall become fully exercisable and (2) any Stock Option exercisable at the time of such termination may thereafter be exercised by the participant for a period of 12 months from the date of termination or until the Expiration Date, if earlier. The death of the participant during the 12-month period provided in this Section 5(c)(ii) shall extend such period for another 12 months from the date of death or until the Expiration Date, if earlier.

(iii)	Determination of Reason. The Administrator’s determination of the reason for termination of the participant’s employment shall be conclusive and binding on the participant and his or her representatives or legatees.

SECTION 6.    Restricted Stock Awards

(a)	Nature of Restricted Stock Awards. A Restricted Stock Award is an Award pursuant to which the Company may, in its sole discretion, grant or sell, at such purchase price as determined by the Administrator, in its sole discretion, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”), which purchase price shall be payable in cash or other form of consideration acceptable to the Administrator. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and recipients.

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(b)	Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a holder shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the holder shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

(c)	Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 10 below, in writing after the Award agreement is issued, if any, if a holder’s employment (or other service relationship) with the Company and its Affiliates terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such holder from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at the lesser of its original purchase price or Fair Market Value (determined at the time of termination) from such holder or such holder’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the holder or rights of the holder as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a holder shall surrender such certificates to the Company upon request without consideration.

(d)	Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of predetermined performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

(e)	Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.    Unrestricted Stock Awards

Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at such purchase price determined by the Administrator) an Unrestricted Stock Award to any recipient pursuant to which such recipient may receive shares of Stock free of any vesting restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of cash compensation due to such recipient.

SECTION 8.    Tax Withholding

(a)	Payment by Participant. Each holder shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the holder for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the holder. The Company’s obligation to deliver share certificates is subject to and conditioned on tax obligations being satisfied by the recipient.

(b)

Payment in Stock. Subject to approval by the Administrator, a recipient may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an

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aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with a minimum aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 9.    Transfer, Leave of Absence, Etc.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)	a transfer to the employment of the Company from a Affiliate or from the Company to a Affiliate, or from one Affiliate to another; or

(b)	an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 10.    Amendments and Termination

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. The Administrator may provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Stock Options qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company or an Affiliate’s stockholders, as applicable, entitled to vote at a meeting of stockholders. Payment of amounts intended to qualify as performance-based compensation under Section 162(m) of the Code shall be contingent on applicable stockholder approval. Nothing in this Section 10 shall limit the Board’s authority to take any action permitted pursuant to Section 3.

SECTION 11.    Status of Plan

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received, a recipient shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12.    General Provisions

(a)	No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)	Delivery of Stock Certificates. Stock certificates under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the recipient, at the recipient’s last known address on file with the Company.

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(c)	Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Affiliate.

(d)	Trading Restrictions. Stock Option exercises and other Awards under the Plan shall be subject to the Company’s trading restrictions, terms and conditions, including, without limitation, the restrictions, terms and conditions set forth in a Share Transfer Restriction Agreement executed and delivered pursuant to Section 2 hereof (presented herein as Exhibit 2), as may be established or required by the Administrator, or in accordance with policies set by the Administrator, from time to time.

(e)	Designation of Beneficiary. Each recipient to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the recipient’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased recipient, or if the designated beneficiaries have predeceased the recipient, the beneficiary shall be the recipient’s estate.

SECTION 13.    Effective Date of Plan

This Plan shall become effective upon approval by the stockholders in accordance with applicable law. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 14.    Governing Law

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

On April 26, 2017, the Board approved the adoption, subject to Stockholder approval, of the Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan (the “2001 Picor Plan”). The full text of the 2001 Picor Plan is presented above. Any reference within the text to an “exhibit” or an “attachment” refers to documents associated with the administration of the 2001 Picor Plan that are not a part of the 2001 Picor Plan and, therefore, not included in this Proxy Statement.

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APPENDIX D

Vicor Corporation 2017 Employee Stock Purchase Plan

SECTION 1.    Purpose of the Plan.

The purpose of the Plan is to encourage and enable employees of the Corporation and certain of its Subsidiaries to voluntarily acquire proprietary interests in the Corporation through the ownership of shares of the Common Stock of the Corporation. The Corporation intends for the Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code. Although the Corporation makes no undertaking to maintain, nor representation it will maintain, such qualified status of the Plan, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

SECTION 2.    Definitions.

Unless otherwise provided in the Plan, capitalized terms, when used herein, shall have the following respective meanings:

“Administrator” shall mean the Board, the Compensation Committee of the Board, or any other duly authorized delegate appointed by the Board.

“Adoption Date” shall mean the date of the Vicor Corporation Annual Meeting of Shareholders scheduled for June 16, 2017, or such date immediately thereafter as determined by the Administrator, upon which the Plan shall be adopted if such adoption is approved by shareholders at such annual meeting.

“Applicable Laws” shall mean all applicable securities, tax, and securities trading exchange laws, regulations, and rules, including, but not limited to, U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which shares of the Common Stock are listed or quoted, and the applicable securities, tax, and securities exchange laws, regulations, and rules of any other country or jurisdiction in which Options are granted under the Plan or where Eligible Employees reside, as such laws, regulations, and rules shall be in effect from time to time.

“Board” shall mean the Corporation’s Board of Directors.

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

“Common Stock” shall mean the Corporation’s common stock, $0.01 par value per share. For purposes of the Plan, Common Stock shall refer to the total number of such shares outstanding assuming the conversion of all outstanding shares of the Corporation’s Class B Common Stock into shares of Common Stock. As of March 31, 2017, 27,346,172 shares of Common Stock were outstanding and 11,758,218 shares of Class B Common Stock were outstanding. The Corporation’s shares of Common Stock are registered with the Securities and Exchange Commission and are listed on the Market. Shares of Class B Common Stock are neither registered nor listed, and are subject to transfer restrictions under the Corporation’s Restated Certificate of Incorporation.

“Contributions” shall mean the after-tax payroll deductions from a Participant’s Eligible Compensation to fund the exercise of Options granted pursuant to the Plan.

“Corporation” shall mean Vicor Corporation, a Delaware corporation.

“Designated Subsidiaries” shall mean any Subsidiary designated by the Administrator from time to time, the Eligible Employees of which may participate in the Plan. A listing of Designated Subsidiaries shall be maintained by the Administrator as Exhibit A to the Plan, which Exhibit may be updated by the Administrator from time to time.

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“Designated Transfer Agent” shall mean the Corporation’s share registrar and transfer agent, supervising the issuance of ESPP Shares and documenting the ownership and transfers of outstanding ESPP Shares. The Designated Transfer Agent shall initially be Computershare Trust Company, N.A., but may be changed by the Administrator in its sole discretion.

“Designated Broker” shall mean the agent designated by the Administrator to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan. The Designated Broker shall initially be E*Trade Financial Corporation (or a broker-dealer subsidiary thereof), but may be changed by the Administrator in its sole discretion.

“ESPP Share Account” shall mean an individual trading and custodial account into which common stock purchased with Contributions at the end of an Offering Period are held on behalf of a Participant.

“Eligible Compensation” shall mean, unless otherwise determined by the Administrator from time to time, the Eligible Employee’s cash compensation, paid through the payroll system of the Corporation or a Designated Subsidiary, for personal services actually rendered in the course of employment with the Corporation or a Designated Subsidiary, before withholding for payment of income taxes, Social Security and Medicare (“FICA”), and federal unemployment taxes (“FUTA”). Eligible Compensation shall be limited to amounts received by the Eligible Employee during the period he or she is participating in the Plan and includes salary and other wages, amounts contributed by the Eligible Employee to any benefit plan maintained by the Corporation or a Designated Subsidiary (including contributions to a 401(k) plan or deductions under Section 125 plans), overtime pay, commissions (net of draws against commissions), shift premiums, sick pay, vacation pay, holiday pay, and shutdown pay, except to the extent the exclusion of any such item (or a sub-set of any such item) is specifically directed by the Administrator for all Eligible Employees for an Offering Period. Notwithstanding the preceding, Eligible Compensation does not include any incentive or other bonus payments (unless the inclusion of any incentive or other bonus payment is specifically directed by the Administrator for all Eligible Employees for an Offering Period), remuneration paid in a form other than cash, fringe benefits (including car allowances and relocation payments), expense reimbursement, long-term disability payments, workmen’s compensation payments, welfare benefits, and any contributions that the Corporation or any Designated Subsidiary makes to any benefit plan (including a 401(k) plan or any other health, welfare, or retirement plan).

“Eligible Employee” shall mean any individual who is a common law employee providing services to the Corporation or a Subsidiary and is customarily employed for more than twenty (20) hours per week and more than five (5) months in any calendar year by the Corporation or Subsidiary; provided, however, such individual has been so employed for at least six (6) weeks before the beginning of an Enrollment Period. For the avoidance of doubt, a member of the Board or the Board of Directors of a Subsidiary who is not a full-time employee of the Corporation or a Subsidiary is not an Eligible Employee. The Administrator, in its discretion, may modify the definition of an Eligible Employee (on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2), prior to the start of any Enrollment Period, for Options to be granted on the subsequent Grant Date associated with a specific Offering. For any Offering Period, the Administrator may determine that any Eligible Employees considered “highly compensated employees,” within the meaning of Section 414(q) of the Code, shall be excluded from participating in that Offering Period.

“Enrollment Agreements” shall mean the agreements, as determined by the Administrator, between an Eligible Employee, the Corporation, and, in association with the Participant’s ESPP Share Account in such written or electronic format (including Internet-based applications administered by third parties), pursuant to participation in the Plan. Executable documents considered to be Enrollment Agreements may include the Enrollment and Payroll Deduction Authorization Agreement, the Designation of Beneficiary, the Deduction Change Election, and the Withdrawal Election.

“Enrollment Period” shall mean the period beginning thirty (30) calendar days before and concluding ten (10) calendar days prior to a Grant Date, during which Eligible Employees may elect to participate in an Offering

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Period by submitting executed Enrollment Agreements to the Administrator (or its duly authorized delegate). The Administrator shall provide reasonable notice to Eligible Employees of a pending Enrollment Period. The Administrator also may change the duration and timing of Enrollment Periods from time to time in order to accommodate holidays and similar events or as otherwise deemed necessary or advisable.

“ESPP Share” shall mean a single, whole share of Common Stock purchased under the terms of and the process defined by this Plan.

“Exercise Date” shall mean the last Trading Day of an Offering Period and refers to the date upon which the Option(s) granted to a Participant shall be exercised at the Purchase Price calculated, resulting in the purchase by the Participant of ESPP Shares. The Exercise Date also represents (i) the expiration date of the Option(s) associated with that Offering Period and, as such, (ii) the end of that Offering Period.

“Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator utilizing the valuation methods permitted under U.S. Treasury Regulation Section 20.2031-2, the Market’s reported closing price (in regular trading) for a share of Common Stock for the date in question or, if no sales of Common Stock were reported by the Market on that date, the last price (in regular trading) for a share of Common Stock on the Market for the immediately preceding day on which sales of Common Stock were reported by the Market.

“Grant Date” shall mean the first Trading Day of each Offering Period, as designated by the Administrator and consistent with U.S. Treasury Regulation Section 1.423-2(h)(3).

“Market” shall mean the National Market System of the NASDAQ Stock Market, or such other securities exchange on which the shares of Common Stock are listed for trading.

“Offering” shall mean an offer by the Corporation under the Plan of an Option that may be exercised during the specifically-associated Offering Period.

“Offering Period” shall mean the period, established in advance by the Administrator, under no circumstances exceeding twenty-seven (27) months, during which Contributions shall be collected to purchase ESPP Shares pursuant to an Offering. Unless otherwise established by the Administrator prior to the start of an Offering Period, each Offering Period shall be of approximately six (6) months duration, with the first such Offering Period under the Plan intended to begin on or about September 1 and end on the last business day of the immediately following January, and the second such Offering Period intended to begin on or about March 1 with subsequent Offering Periods following the same six (6) month sequence.

“Option” shall mean the right granted to Participants to purchase ESPP Shares pursuant to an Offering. Such rights will be “book-entry” only, in that the specific terms and information associated with the grant of the Option will be recorded in the internal books and records of the Corporation, and the contractual existence of the Option will be evidenced by the Enrollment Agreement documents executed between the Participant and the Corporation.

“Outstanding Election” shall mean (i) a Participant’s then-current election to purchase ESPP Shares at the conclusion of an Offering Period, or (ii) that part of such an election not cancelled (including voluntary cancellation under Section 7 and deemed cancellation under Sections 8 and 13) prior to the close of business on the last Trading Day of the Offering Period or such other date as determined by the Administrator.

“Participant” shall mean an Eligible Employee who has elected voluntarily to participate in an Offering pursuant to Section 5.

“Plan” shall mean this Vicor Corporation 2017 Employee Stock Purchase Plan, as it may be amended from time to time.

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“Plan Account” shall mean a bookkeeping account established, maintained, and controlled by the Corporation, on its internal books and records, to record the amount of funds accumulated pursuant to the Plan and, for a brief period between the Exercise Date and the Settlement Date, to record the number of ESPP Shares purchased by each Participant.

“Purchase Price” shall mean the price per ESPP Share purchased for an Offering Period, determined by the Administrator at the close of business on the Exercise Date; such Purchase Price shall not be less than the lower of (i) eighty-five percent (85%) of the Fair Market Value on the Grant Date or (ii) eighty-five percent (85%) of the Fair Market Value on the Exercise Date.

“Settlement Date” shall mean that date upon which purchase by the Participant of ESPP Shares is completed, in that the ESPP Shares have been recorded in a Participant’s ESPP Share Account, are owned by the Participant, and are available for sale.

“Subsidiary” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of capital stock in one of the other corporations in such chain. A corporation attaining the status of a Subsidiary on a date after the Adoption Date shall be considered a Subsidiary commencing as of such date.

“Termination of Service” shall mean, with respect to the Plan, a cessation of the employee-employer relationship between the Eligible Employee and the Corporation or a Designated Subsidiary for any reason, (i) including but not by way of limitation, (A) a termination by resignation, discharge, disability, retirement, or death, (B) the disaffiliation of a Subsidiary (i.e., a transaction by which the employer of the Eligible Employee is no longer a Subsidiary), (C) unless otherwise determined or provided by the Administrator, a transfer of employment to a Subsidiary not identified as a Designated Subsidiary as of the first day immediately following the three (3) month period following such transfer, but (ii) excluding (D) such termination when there is a simultaneous reemployment of the Eligible Employee by the Corporation or a Designated Subsidiary, and (E) a leave of absence, such as family leave, medical leave, personal leave, and military leave, if the leave has been approved by the Corporation or the Designated Subsidiary (provided, however, if the period of approved leave exceeds three (3) months, and the Eligible Employee’s right to reemployment is not guaranteed either by statute or by contract, the employee-employer relationship will be deemed to have terminated on the first day immediately following such three (3) month approved leave).

“Trading Day” shall mean a day on which the Market is open for trading or, if the Common Stock is not listed on an established exchange, a business day, as determined by the Administrator in good faith.

SECTION 3.    Administration of the Plan.

The Administrator shall have the authority and responsibility for the operation and administration of the Plan. Subject to the provisions set forth herein, the Administrator shall have full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan, including, but not limited to:

A.	Interpreting the Plan and defining, adopting, and rescinding policies, rules and procedures it deems appropriate to implement the Plan, including modifying any outstanding Option, as it may deem advisable or necessary to comply with Applicable Laws, and making all other decisions relating to the operation of the Plan;

B.	Scheduling Grant Dates, Exercise Dates, and Offering Periods;

C.	Establishing minimum and maximum Contribution rates;

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D.	Establishing new or modifying existing limits on the number of ESPP Shares an Eligible Employee may elect to purchase with respect to any Offering Period, provided such limits are announced prior to the associated Offering Period and applicable to all Eligible Employees;

E.	Entering into contracts with the Designated Transfer Agent, Designated Broker and any other third-party service providers in support of the Plan’s functions, including administration of Participant’s ESPP Share Accounts;

F.	Adopting such policies, rules, sub-plans and procedures, as may be deemed necessary or appropriate to comply with the laws of other countries, while maintaining the qualified status of the Plan under Section 423 of the Code; and

G.	Establishing the exchange ratio applicable to amounts associated with Contributions made by Eligible Employees, if any, if such Contributions are made in a currency other than U.S. dollars.

The determinations of the Administrator under the Plan shall be final, conclusive, and binding on all persons. Neither the Administrator, the Board, the Compensation Committee of the Board, any other committee appointed by the Board, nor any of their agents or designees shall be liable for any act, failure to act, or determination made in good faith with respect to the Plan.

SECTION 4.    Shares of Common Stock Issuable and Reserved.

A.	Subject to the adjustments addressed in Section 13, the maximum aggregate number of ESPP Shares that may be issued under this Plan shall be 2,000,000 shares of Common Stock, as such shares are defined, on a fully converted basis, in Section 2. As of the date on which the Board approved the Plan, April 26, 2017, the number of shares of Common Stock outstanding, on a fully converted basis, was 39,115,110.

1.	In the event the Administrator determines the number of shares of Common Stock then available for issuance under the Plan may be insufficient to meet the ESPP Share issuance requirements of an Offering Period the Administrator, without Participant consent, shall make a pro-rata allocation of the aggregate number of ESPP Shares to be purchased by Participants pursuant to the Plan for that Offering Period in as uniform and equitable manner as is reasonably practicable. In such circumstance, the Administrator shall provide written notice to each Participant of the reduction of the number of ESPP Shares to be purchased on the Exercise Day for that Offering Period and refund in cash each Participants’ Plan Account balances associated with such pro-rata allocation as soon as practicable. Such balances shall not be applied toward the following Offering Period.

2.	If, during an Offering Period, the Administrator determines some or all of the ESPP Shares to be purchased by Participants on the last day of an Offering Period (i) would not be issued pursuant to an effective Form S-8 registration statement, and/or (ii) would not be issued in accordance with Applicable Laws (or would require approval by any regulatory body prior to issuance), the Administrator, without Participant consent, may terminate any outstanding Offering Period (and the Options granted pursuant thereto). In such circumstance, the Administrator shall provide written notice to each Participant of the termination and refund in cash each Participants’ Plan Account balances associated with such Offering Period(s) as soon as practicable. Such balances shall not be applied toward the following Offering Period.

B.	The shares of Common Stock reserved for issuance pursuant to this Plan shall be authorized but unissued shares (i.e., newly issued shares) or shares held by the Corporation (i.e., treasury shares), and shall be registered under the terms of the Securities Act of 1933 via the filing by the Corporation of a Form S-8 as soon as practicable on or after the Adoption Date.

C.	If any Option granted under the Plan is terminated, for any reason, without having been exercised, the shares of Common Stock not issued as ESPP Shares under such Option shall again become available for issuance under the Plan).

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SECTION 5.    Participation in the Plan.

A.	Enrollment.

An Eligible Employee may become a Participant for an Offering Period by completing and signing the Enrollment Agreements and timely submitting such documents to the Corporation (or the Corporation’s designee), in the format and pursuant to the process as set forth by the Administrator, during the Enrollment Period prior to the commencement of the Offering Period to which it relates (i.e., the period beginning thirty (30) calendar days before and concluding ten (10) calendar days prior to a Grant Date associated with the next Offering Period, unless otherwise determined by the Administrator).

Such Enrollment Agreements shall contain the authorization of payroll deductions described in Section 7. The initial payroll deduction authorization will be effective for the first Offering Period following the submission of the Enrollment Agreements and all subsequent Offering Periods as provided by Section 7, until such payroll deduction:

1.	Is modified through execution and submission of a Deduction Change Election;

2.	Is terminated through execution and submission of a Withdrawal Election;

3.	Is terminated due to the Participant’s Termination of Service, as described in Section 8; or

4.	Is terminated because the Participant is otherwise ineligible to participate in the Plan.

B.	Automatic Re-Enrollment of Participant.

Following the conclusion of each successive Offering Period, each Participant shall be automatically re-enrolled in the following Offering Period at the applicable rate of payroll deductions in effect on the last Trading Day of the concluding Offering Period or otherwise as provided under Section 7, unless:

1.	The Participant has elected to withdraw from the Plan in accordance with Section 7;

2.	Termination of Service of the Participant, as described in Section 8, during the then-current Offering Period;

3.	The Administrator, in accordance with Section 4, determines the number of shares of Common Stock available for issuance under the Plan is insufficient to meet the requirements of the anticipated exercise of Options on the Exercise Date associated with the current Offering Period;

4.	The Plan will terminate at the conclusion of the concluding Offering Period; or

5.	The Participant is otherwise ineligible to participate in the following Offering Period.

Notwithstanding the foregoing, the Administrator may require current Participants to complete and submit new Enrollment Agreements at any time it deems necessary or desirable to facilitate the administration of the Plan.

C.	Designation of Beneficiary.

1.	By the end of the initial Enrollment Period, a Participant must file with the Corporation (or its duly authorized delegate) a written designation (i.e., a Designation of Beneficiary) of a beneficiary who shall receive, in the event of the Participant’s death, any cash from the Participant’s Plan Account and/or any ESPP Shares purchased and held in the Participant’s ESPP Share Account.

2.	The Designation of Beneficiary may be changed by the Participant at any time by delivering written notice to the Corporation, or its duly authorized delegate (i.e., a revised Designation of Beneficiary).

3.	In the event of the death of a Participant, and in the absence of a beneficiary validly designated under the Plan who is living at the time of the Participant’s death, the Administrator shall deliver any cash from the Participant’s Plan Account and/or any ESPP Shares purchased and held in the Participant’s ESPP Share Account to the surviving legal spouse (if any) of the Participant, or if there is no surviving legal spouse, to the executor(s) of the Participant’s estate.

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SECTION 6.    Limitations on Participation.

A.	Limit on Number of ESPP Shares Purchased.

Any provisions of the Plan to the contrary notwithstanding, in no event may a Participant purchase more than 2,500 ESPP Shares in any one Offering Period, irrespective of the value of the Participant’s Plan Account associated with the Offering Period or the Purchase Price of the ESPP Shares on the last day of the Offering Period, unless otherwise expressly provided by the Administrator in advance of that Offering Period.

B.	Limit on Aggregate Annual Value Under All Qualified Plans.

Any provisions of the Plan to the contrary notwithstanding, no Participant shall be granted an Option under this Plan causing the Participant’s cumulative rights to purchase shares of Common Stock associated with all statutory options awarded under the terms of all employee stock purchase plans maintained by the Corporation and its Subsidiaries (as defined within U.S. Treasury Regulations Section 1.421-1(b)) to exceed a total Fair Market Value of twenty-five thousand dollars ($25,000) of such shares of Common Stock (determined at the time such statutory options are granted) for each calendar year.

C.	Limit on Aggregate Voting Power.

Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an Option under the Plan to the extent, immediately after such grant, the Eligible Employee (or any other person whose ownership would be attributed to such Eligible Employee pursuant to Treasury Regulations Section 1.423-2(d)) would own capital stock of the Corporation or of any Subsidiary (and/or hold outstanding options to purchase shares of such capital stock) possessing five percent (5.0%) or more of the total combined voting power or value of all classes of the capital stock of the Corporation or any Subsidiary.

SECTION 7.    Participant’s Payroll Deductions; Changes; Withdrawal.

A.	Range of Deductions.

Each Participant’s Enrollment Agreements shall contain a payroll deduction authorization pursuant to which he or she shall elect to have a designated whole percentage of Eligible Compensation between one percent (1.0%) and fifteen percent (15.0%) deducted on each payday during the Offering Period from his or her Eligible Compensation and credited to the Participant’s Plan Account for the purchase of ESPP Shares or such other designation as permitted by the Administrator. For avoidance of doubt, the dollar value of the deduction each payroll period from the Participant’s net pay (i.e., the amount paid to the Participant after withholding for income taxes, FICA, and FUTA) will be based on the product of the percentage designated by the Participant and his or her Eligible Compensation (i.e., his or her gross pay for the period before withholding of any amounts due for income taxes, FICA, and FUTA).

B.	Timing of Deductions.

Payroll deductions shall begin on the date of the first scheduled payday after the Grant Date of the first Offering Period to which the Enrollment Agreements relate (or as soon as administratively practicable thereafter) and shall continue each scheduled payday through the payday ending coincident with or immediately prior to the applicable Exercise Date for the applicable Offering Period. The amounts so deducted may be commingled with the general assets of the Corporation and used for general corporate purposes and shall not be required to be held in a trust fund or in any segregated account, unless otherwise required under Applicable Law.

C.	No Separate Plan Account Contributions.

Participants shall not be permitted to make any separate cash payments (i.e., payments outside of the payroll deduction process) into their Plan Account for the purchase of ESPP Shares. Notwithstanding the foregoing, if Applicable Laws in a particular jurisdiction prohibit payroll deductions or otherwise restrict participation as defined by the Plan, a Participant may elect to participate in an Offering Period

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through Contributions to his or her Plan Account in a format and pursuant to a process acceptable to the Administrator. In order to maintain Plan qualification under Section 423 of the Code, any such Participant shall be deemed to participate in a separate offering under the Plan, unless the Administrator otherwise expressly provides.

D.	Insufficient Amounts for Deductions.

If, in any payroll period, a Participant has insufficient funds (after other authorized deductions) to permit deduction of the full amount of the Participant’s Outstanding Election, then (i) the payroll deduction election for such payroll period shall be reduced, without Participant consent, to the amount of pay remaining, if any, after all other authorized deductions, and (ii) the percentage or dollar amount of Eligible Compensation shall be deemed to have been reduced by the amount of the reduction in the payroll deduction election for such payroll period. Deductions of the full amount originally elected by the Participant will recommence as soon as the Participant’s pay is sufficient to permit such payroll deductions; provided, however, no additional amounts will be deducted to satisfy the Outstanding Election.

E.	Corporation Adjustments to Participant’s Rate of Deductions.

Notwithstanding the foregoing, the Corporation may adjust a Participant’s payroll deductions at any time during an Offering Period to the extent necessary to maintain compliance with Section 423 of the Code and the limitations of Section 6. Payroll deductions will recommence and be made in accordance with the Outstanding Election in place prior to such adjustment, starting with the first Offering Period beginning in the next calendar year (or such other time as is determined by the Administrator), unless the Participant:

1.	Withdraws in accordance with Paragraph I of this Section 7;

2.	Is withdrawn from the Plan in accordance with Section 8;

3.	Modifies an Outstanding Election to bring such election into compliance with Section 423 of the Code or the limitations of Section 6 through execution and submission of a Deduction Change Election; or

4.	Is otherwise ineligible to participate in the Plan.

F.	No Increase of Participant’s Deduction Rate During Offering Period.

A Participant may not increase the percentage rate at which his or her payroll deductions are made during the current Offering Period. As provided by Paragraph H of this Section 7, a Participant may submit to the Corporation (or its duly authorized delegate) a new Deduction Change Election to modify the percentage rate of payroll deductions for a later Offering Period.

G.	Decreasing Deduction Rate During Offering Period.

A Participant may elect to decrease the percentage rate of payroll deductions during an Offering Period by submitting to the Corporation (or its duly authorized delegate) a new Deduction Change Election at any time prior to the tenth (10th) calendar day prior to the associated Exercise Date. A Participant shall be entitled to make such election only once during any Offering Period.

Any such payroll deduction change will be effective as soon as administratively practicable thereafter and will remain in effect for successive Offering Periods as provided in Section 7, unless the Participant:

1.	Submits, as provided by Paragraph H of this Section 7, a new Deduction Change Election for a later Offering Period requesting a change in percentage rate of payroll deduction;

2.	Elects to withdraw from the Plan in accordance with Paragraph I of this Section 7;

3.	Is withdrawn from the Plan in accordance with Section 8; or

4.	Is otherwise ineligible to participate in the Plan.

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H.	Changes to Payroll Deduction Rates for Future Offering Periods.

A Participant may increase or decrease his or her rate of payroll deductions to be effective for an upcoming Offering Period by completing and filing with the Corporation (or its duly authorized delegate) a new Deduction Change Election authorizing the payroll deductions during the Enrollment Period for such upcoming Offering Period.

I.	Withdrawal from Current Offering Period (i.e., After Applicable Grant Date).

A Participant may withdraw from any Offering Period after the applicable Grant Date (i.e., the beginning of the associated Offering Period), in whole, but not in part, at any time prior to the tenth (10th) calendar day prior to the associated Exercise Date, by submitting the required Withdrawal Election to the Corporation (or its duly authorized delegate), in the format and following the process set forth by the Administrator.

If a Participant withdraws from an Offering Period, the Participant’s Option awarded on the associated Grant Date for that Offering Period will automatically be terminated, and the Corporation will refund in cash the Participant’s entire Plan Account balance, as soon as practicable thereafter.

A Participant’s withdrawal from a particular Offering Period shall be irrevocable. If a Participant wishes to participate in a subsequent Offering Period, he or she must re-enroll in the Plan by submitting new Enrollment Agreements in accordance with Section 5.

J.	Effect of Financial Hardship Distribution.

A Participant who receives a financial hardship distribution from a qualified cash or deferred arrangement (as described in Section 401(k) of the Code) that is maintained by the Corporation or a Designated Subsidiary may not contribute to the Plan for a period of six (6) months after receipt of the financial hardship distribution. The Participant must submit new Enrollment Forms to recommence Contributions to the Plan after receiving such a financial hardship distribution.

K.	No Interest Paid on Accumulated Contributions.

No interest shall be paid on Contributions held in a designated Plan Account for the purchase of ESPP Shares, unless otherwise determined necessary by the Administrator.

SECTION 8.    Deemed Withdrawals.

A.	Termination of Service.

In the event of a Participant’s Termination of Service:

1.	Any outstanding Option held by the Participant shall immediately terminate;

2.	The Participant shall be withdrawn from the Plan; and

3.	The Participant shall receive a refund of the amount then credited to the Participant’s Plan Account.

B.	Death of a Participant.

If a Participant dies:

1.	Any outstanding Option held by the Participant shall immediately terminate;

2.	The Participant shall be withdrawn from the Plan; and

3.	As soon as administratively practicable after the Participant’s death, the amount then credited to the Participant’s Plan Account shall be remitted to the executor, administrator, or other legal representative of the Participant’s estate or, if the Administrator permits a beneficiary designation, to the beneficiary or beneficiaries designated by the Participant, provided such designation of beneficiary has been filed with the Corporation or the Corporation’s designee prior to the Participant’s death.

9

If such executor, administrator, or other legal representative of the Participant’s estate has not been appointed (to the knowledge of the Corporation), or if the beneficiary or beneficiaries are no longer living at the time of the Participant’s death, the Corporation, in its discretion, may deliver the outstanding Plan Account balance to the spouse or to any one or more dependents or relatives of the Participant or to such other person as the Administrator may designate.

SECTION 9.    Option Grant and Exercise.

A.	Grant of Option.

On each Grant Date, each Participant shall automatically be granted by the Corporation an Option, recorded on a book-entry basis, to purchase as many whole ESPP Shares as the Participant may be able to purchase with the value of the accumulated Contributions credited to the Participant’s Plan Account during the applicable Offering Period, subject to any applicable limitations provided herein. When the Option grant is recorded by the Corporation, the Fair Market Value associated with the Grant Date also is recorded.

The Option is granted by the Corporation to the Participant on the Grant Date for no consideration. While such Option shall have a non-cash compensatory value, calculated and recognized by the Corporation as an expense for financial reporting purposes, such value only is associated with the exercise of the Option by the Participant to purchase ESPP Shares at the Purchase Price. Unless so exercised, the Option has no other value to the Participant, as (i) the Participant may withdraw from an Offering Period, thereby terminating the associated Option and receiving the full value of all Contributions made during the Offering Period, (ii) the Option may not be transferred, and (iii) the Option only may be exercised by the Participant on the Option’s Exercise Date. Accordingly, the Corporation shall not record any value associated with the Option in the Participant’s Plan Account, nor shall it otherwise accrue or recognize any value of the Option for the benefit of the Participant.

B.	No Transfer of Option.

A Participant may not sell, pledge, assign, or transfer an Option in any manner. If a Participant attempts to do so in violation of this Section 9, such Option shall immediately terminate, and the Participant shall immediately receive a refund of the amount then credited to the Participant’s Plan Account.

C.	Exercise of Option.

Unless a Participant withdraws from the Plan no later than the tenth (10th) calendar day prior to the Exercise Date, as provided in Section 7, the Participant’s Option shall be exercised automatically on the Exercise Date by the Administrator, which shall record the Fair Market Value associated with such exercise.

SECTION 10.    Issuance, Purchase, and Delivery of ESSP Shares.

A.	Purchase Price Determination.

At the close of business on an Exercise Date, the Administrator shall have determined the Purchase Price.

B.	Issuance Procedure.

As soon as practicable after determination of the Purchase Price:

1.	The Administrator shall calculate the whole number of ESPP Shares to be issued by the Corporation to each Participant, based on the Participant’s accumulated Contributions in his or her Plan Account, subject to the volume limitations of Section 6, in exchange for the accumulated Contributions in his or her Plan Account. Each Participant’s purchase of that whole number of ESPP Shares, as well as the Purchase Price calculated, shall be recorded in the Participant’s Plan Account from the Exercise Date (or as soon as practicable after determination of the Purchase Price) until the Settlement Date.

10

2.	As soon as practicable after determination of the whole number of ESPP Shares issued to and purchased by a Participant, the Administrator shall inform the Designated Transfer Agent and Designated Broker of the necessary information describing each Participant’s purchase of ESPP Shares and instruct the Designated Transfer Agent and the Designated Broker to execute certain processes and transactions on behalf of the Corporation and each Participant to arrange for delivery of the Participant’s purchased ESPP Shares into the ESPP Share Account established for such Participant. Participants shall not have any voting, dividend or other rights of a shareholder with respect to shares of Common Stock subject to an Option granted hereunder until such shares have been delivered pursuant to this Section 10.

3.	No fractional ESPP Shares will be issued or purchased. Any payroll deductions not applied to the purchase of ESPP Shares on any Exercise Date shall be promptly refunded to the Participant following the last day of the Offering Period; provided that any amount representing a fractional ESPP Share shall be retained in the Participant’s Plan Account and applied to the Plan Account’s value for the next Offering Period. No cash from a Participant’s Plan Account shall be transferred to his or her ESPP Share Account.

SECTION 11.    Responsibility for Withholding

At the time the Option is exercised, in whole or in part, or at the time some or all the ESPP Shares issued under the Plan are sold or disposed of, the Participant must make adequate provision for the federal, state, or other tax withholding and payment obligations, if any, that arise upon the exercise of the Option or the sale or disposition of the ESPP Shares. At any time, the Corporation may, but shall not be obligated to, withhold from the Participant’s pay the amount necessary for the Corporation to meet applicable withholding obligations, including any withholding required to make available to the Corporation any tax deductions or benefits attributable to the sale or disposition of the ESPP Shares by the Participant.

Each Participant shall give the Corporation prompt written notice if the Participant sells or otherwise disposes of any ESPP Share within (ii) two years of the Grant Date of the Option exercised to acquire the ESPP Share or (ii) within one year of the Exercise Date of the Option exercised to acquire the ESPP Share.

SECTION 12.    Participant Rights.

A.	No Rights to Employment.

Neither the action of the Corporation in establishing the Plan, nor any action taken under the Plan by the Board or the Administrator, nor any provision of the Plan itself, shall be construed so as to grant any person the right to remain in the employ of the Corporation or any Subsidiary for any period of specific duration, and such person’s employment may be terminated at any time, with or without cause.

B.	Rights as Unsecured Creditor.

Until ESPP Shares are issued by the Corporation and recorded in the Participant’s ESPP Share Account, Participants will only have the rights of an unsecured creditor of the Corporation. All payroll deductions received or held by the Corporation under the Plan on its internal books and records may be used by the Corporation for any corporate purpose, and the Corporation is not obligated to segregate funds associated with payroll deductions from the Corporation’s general funds.

C.	Rights as Shareholder.

A Participant will not be a shareholder or have any rights as a shareholder with respect to the Options granted under the Plan to the Participant until the associated ESPP Shares are purchased, pursuant to the exercise of the Options, and such ESPP Shares are (i) recorded on the Corporation’s books and records in the Participant’s name, and (ii) issued and transferred to the Participant’s ESPP Share Account.

11

D.	Equal Rights and Privileges.

Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted Options under the Plan shall have the same rights and privileges, except for differences that are required in order to comply with the Applicable Laws of a foreign jurisdiction or are otherwise consistent with Code Section 423(b)(5).

SECTION 13.    Subsequent Adjustments.

A.	Changes in Capitalization.

Subject to Section 4, upon (or, as may be necessary to effect the adjustment, immediately prior to): (i) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, (ii) any merger, combination, consolidation, or other reorganization, (iii) any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock, (iv) any exchange of Common Stock or other securities of the Corporation, or (v) any unusual or extraordinary corporate transaction of a similar nature in respect of the Common Stock, in each case, then the Administrator shall equitably and proportionately adjust (1) the number, amount, and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Options (including the specific share limits, maximums, and numbers of shares set forth elsewhere in the Plan), (2) the number, amount, and type of shares of Common Stock (or other securities or property) subject to any outstanding Options, (3) the Purchase Price associated with any outstanding Options, and/or (4) the securities, cash, or other property deliverable upon exercise or payment of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding Options.

It is intended, if possible, any adjustments contemplated by the preceding paragraph be made in a manner satisfying applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code and Section 409A of the Code), and accounting (i.e., financial reporting) requirements.

Without limiting the generality of Section 4, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 13, and the extent and nature of any such adjustment, shall be final, conclusive, and binding on all persons.

B.	Changes Required to Address Merger or Liquidation of Corporation.

In the event the Corporation or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Corporation by means of a sale, merger, or reorganization in which the Corporation will not be the surviving corporation (other than a reorganization effected primarily to change the jurisdiction in which the Corporation is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the shareholders of the Corporation or their relative ownership, regardless of whether the Corporation is the surviving corporation) or in the event the Corporation is liquidated, then all outstanding Options under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization, or liquidation (deemed the end of the Offering Period in such case) by causing all amounts credited to each Participant’s Plan Account to be applied to purchase as many ESPP Shares pursuant to the Participant’s Option as possible at the Purchase Price, subject to the limitations of Section 6.

C.	Changes Required to Address Acquisitions, Sales, or Disposals.

The Administrator may, in accordance with provisions of Section 423 of the Code, create special Offering Periods for individuals who become Eligible Employees solely in connection with the acquisition of another Corporation or business by merger, reorganization, or purchase of assets, and notwithstanding Section 7, may provide for special purchase dates for Participants who will cease to be

12

Eligible Employees solely in connection with the sale or other form of disposition of all or a portion of any Designated Subsidiary or a portion of the Corporation, which Offering Periods and purchase rights granted pursuant thereto shall, notwithstanding anything stated herein, be subject to such terms and conditions as the Administrator considers appropriate.

SECTION 14.    Plan Amendment, Suspension, and Termination.

The Plan shall terminate upon the earlier of (i) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan, or (ii) the date determined by the Board, in its sole discretion. In addition, the Board may alter, amend, suspend, or terminate the Plan at any time and in any manner it deems necessary or advisable; provided, however, no such action shall adversely affect any then outstanding Options under the Plan unless such action is required to comply with Applicable Laws; and provided, further, no such action of the Board shall be effective without the approval of the Corporation’s shareholders if such approval is required by Applicable Laws. Upon the termination of the Plan, all outstanding purchase rights shall terminate and any balance in a Participant’s Plan Account shall be refunded to him or her as soon as practicable thereafter.

SECTION 15.    Rules for Foreign Jurisdictions.

Notwithstanding any provision to the contrary in this Plan, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the U.S. Without limiting the generality of the foregoing, the Administrator specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate, the definition of Eligible Compensation, processing of payroll deductions, making of Contributions (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest on amounts held pending the purchase of ESPP Shares, conversion of local currency, obligations to pay payroll tax, determination of beneficiary-designation requirements, withholding procedures and handling of ESPP Share issuances, all of which may vary according to local requirement. Notwithstanding the foregoing, to the extent such varying provisions are not in accordance with Code Section 423(b), the individuals affected by such varying regulations shall be deemed not to be Eligible Employees.

SECTION 16.    Government Approvals or Consents.

This Plan and any offering and sales of ESPP Shares or delivery of ESPP Shares under this Plan to Participants hereunder are subject to any governmental or regulatory approvals or consents that may be or become applicable in connection therewith.

SECTION 17.    Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts and applicable U.S. Federal laws.

On April 26, 2017, the Board approved the adoption of the Vicor Corporation 2017 Employee Stock Purchase Plan, which shall govern all grants of Options as to which ESPP Shares are to be delivered, on or after the date of stockholder approval of adoption of the Plan. The full text of the Plan is presented above.

13

Exhibit A to Vicor Corporation 2017 Employee Stock Purchase Plan

Designated Subsidiaries

Designated Subsidiary	Incorporation
Picor Corporation	Delaware, USA
VI Chip Corporation	Delaware, USA
VLT, Inc.	California, USA
Vicor Development Corporation	Delaware, USA
Freedom Power Systems, Inc.	Delaware, USA
Granite Power Technologies, Inc.	Delaware, USA
Northwest Power, Inc.	Delaware, USA

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

-----------------------------------------------------------------------------------------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON

JUNE 16, 2017:

The Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report are available at www.vicorpower.com.

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 4, 5, 6, and 7 and FOR Three Years for Proposal 3.

1.	Proposal to fix the number of Directors at nine and to elect the following Directors to hold office until the 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.													+
		For	Withhold					For	Withhold		For	Withhold
	01 - Samuel J. Anderson	☐	☐		02 - Estia J. Eichten			☐	☐	03 - Barry Kelleher	☐	☐
	04 - James A. Simms	☐	☐		05 - Claudio Tuozzolo			☐	☐	06 - Patrizio Vinciarelli	☐	☐
	07 - Jason L. Carlson	☐	☐		08 - Liam K. Griffin			☐	☐	09 - H. Allen Henderson	☐	☐
					For	Against	Abstain					For	Against	Abstain
2.	Say on Pay - An advisory vote on the approval of executive compensation.				☐	☐	☐	5.	To approve the VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan.			☐	☐	☐
				1 Year	2 Years	3 Years	Abstain					For	Against	Abstain
3.	Say When on Pay - An advisory vote on the approval of the frequency of shareholder votes on executive compensation.			☐	☐	☐	☐	6.	To approve the Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan.			☐	☐	☐
4.	To approve the amendment and restatement of the Vicor Corporation Amended and Restated 2000 Stock Option and Incentive Plan to increase the number of shares of common stock available for issuance thereunder from 4,000,000 to 10,000,000 shares.				For ☐	Against ☐	Abstain ☐	7.	To approve the Vicor Corporation 2017 Employee Stock Purchase Plan.			For ☐	Against ☐	Abstain ☐
								8.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the 2017 Annual Meeting of Stockholders on June 16, 2017.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Vicor Corporation

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

+
Proxy — Vicor Corporation	COMMON

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — JUNE 16, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby constitutes and appoints Patrizio Vinciarelli and James A. Simms, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 28, 2017, at the Annual Meeting of Stockholders to be held at the offices of Foley & Lardner LLP, 111 Huntington Avenue, Boston, Massachusetts 02199, on Friday, June 16, 2017 at 9:00 a.m., local time, and at any adjournments or postponements thereof. Directions to the Foley & Lardner office can be found on the firm’s website: http://www.foley.com/boston/. Questions may be forwarded to invrel@vicorpower.com.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE AND THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR, FOR THE APPROVAL OF EXECUTIVE COMPENSATION, FOR AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS, FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE VICOR AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN, FOR THE APPROVAL OF THE VI CHIP AMENDED AND RESTATED 2007 STOCK OPTION AND INCENTIVE PLAN, FOR THE APPROVAL OF THE PICOR AMENDED AND RESTATED 2001 STOCK OPTION AND INCENTIVE PLAN, FOR THE APPROVAL OF THE VICOR 2017 EMPLOYEE STOCK PURCHASE PLAN, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation’s 2016 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

C	Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

-----------------------------------------------------------------------------------------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON

JUNE 16, 2017:

The Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report are available at www.vicorpower.com.

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 4, 5, 6, and 7 and FOR Three Years for Proposal 3.

1.	Proposal to fix the number of Directors at nine and to elect the following Directors to hold office until the 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.													+
		For	Withhold					For	Withhold		For	Withhold
	01 - Samuel J. Anderson	☐	☐		02 - Estia J. Eichten			☐	☐	03 - Barry Kelleher	☐	☐
	04 - James A. Simms	☐	☐		05 - Claudio Tuozzolo			☐	☐	06 - Patrizio Vinciarelli	☐	☐
	07 - Jason L. Carlson	☐	☐		08 - Liam K. Griffin			☐	☐	09 - H. Allen Henderson	☐	☐
					For	Against	Abstain					For	Against	Abstain
2.	Say on Pay - An advisory vote on the approval of executive compensation.				☐	☐	☐	5.	To approve the VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan.			☐	☐	☐
				1 Year	2 Years	3 Years	Abstain					For	Against	Abstain
3.	Say When on Pay - An advisory vote on the approval of the frequency of shareholder votes on executive compensation.			☐	☐	☐	☐	6.	To approve the Picor Corporation Amended and Restated 2001 Stock Option and Incentive Plan.			☐	☐	☐
4.	To approve the amendment and restatement of the Vicor Corporation Amended and Restated 2000 Stock Option and Incentive Plan to increase the number of shares of common stock available for issuance thereunder from 4,000,000 to 10,000,000 shares.				For ☐	Against ☐	Abstain ☐	7.	To approve the Vicor Corporation 2017 Employee Stock Purchase Plan.			For ☐	Against ☐	Abstain ☐
								8.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the 2017 Annual Meeting of Stockholders on June 16, 2017.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Vicor Corporation

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

+
Proxy — Vicor Corporation	CLASS B COMMON

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — JUNE 16, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby constitutes and appoints Patrizio Vinciarelli and James A. Simms, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 28, 2017, at the Annual Meeting of Stockholders to be held at the offices of Foley & Lardner LLP, 111 Huntington Avenue, Boston, Massachusetts 02199, on Friday, June 16, 2017 at 9:00 a.m., local time, and at any adjournments or postponements thereof. Directions to the Foley & Lardner office can be found on the firm’s website: http://www.foley.com/boston/. Questions may be forwarded to invrel@vicorpower.com.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE AND THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR, FOR THE APPROVAL OF EXECUTIVE COMPENSATION, FOR AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS, FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE VICOR AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN, FOR THE APPROVAL OF THE VI CHIP AMENDED AND RESTATED 2007 STOCK OPTION AND INCENTIVE PLAN, FOR THE APPROVAL OF THE PICOR AMENDED AND RESTATED 2001 STOCK OPTION AND INCENTIVE PLAN, FOR THE APPROVAL OF THE VICOR 2017 EMPLOYEE STOCK PURCHASE PLAN, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation’s 2016 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

C	Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+